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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

AECOM TECHNOLOGY CORPORATION
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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AECOM TECHNOLOGY CORPORATION
555 SOUTH FLOWER STREET, SUITE 3700
LOS ANGELES, CALIFORNIA 90071

Dear AECOM Stockholder:

        You are cordially invited to attend the 2011 Annual Meeting of Stockholders of AECOM Technology Corporation which will be held on Thursday, March 3, 2011, at 9:00 a.m. local time at The Millennium Biltmore Hotel, 506 South Grand Avenue, Los Angeles, California 90071.

        Details of the business to be conducted at the meeting are given in the attached Notice of Annual Meeting of Stockholders and the attached Proxy Statement.

        Whether or not you plan to attend the Annual Meeting in person, it is important that your shares be represented. The attached Proxy Statement contains details about how you may vote your shares.

        Thank you for your cooperation.

Sincerely,
Richard G. Newman Chairman of the Board of Directors	John M. Dionisio President and Chief Executive Officer

AECOM TECHNOLOGY CORPORATION
555 SOUTH FLOWER STREET, SUITE 3700
LOS ANGELES, CALIFORNIA 90071

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH 3, 2011

        The 2011 Annual Meeting of Stockholders (the "2011 Annual Meeting") of AECOM Technology Corporation (the "Company") will be held on Thursday, March 3, 2011, at 9:00 a.m. local time at The Millennium Biltmore Hotel, 506 South Grand Avenue, Los Angeles, California 90071. At the 2011 Annual Meeting, you will be asked to:

  1.
  Elect the three Class III Directors named in the proxy statement accompanying this notice to the Company's Board of Directors to serve until the Company's 2014 annual meeting of stockholders and until the election and qualification of their respective successors.

    The Board of Directors recommends that you vote FOR each of the director nominees.

  2.
  Ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2011.

    The Board of Directors recommends that you vote FOR the ratification of the selection of Ernst & Young LLP.

  3.
  Approve an amendment and restatement of the Company's Certificate of Incorporation to increase the number of authorized shares of common stock of the Company.

    The Board of Directors recommends that you vote FOR the amendment and restatement of the Company's Certificate of Incorporation.

  4.
  Approve the Company's performance goals under the 2006 Stock Incentive Plan.

    The Board of Directors recommends that you vote FOR the Company's performance goals.

  5.
  Vote on an advisory resolution on the Company's executive compensation.

    The Board of Directors recommends that you vote FOR the advisory resolution.

  6.
  Vote on the frequency of future stockholder advisory votes on the Company's executive compensation.

    The Board of Directors recommends that you vote for a frequency of every 3 YEARS for future stockholder advisory votes.

        We will also attend to any other business properly presented at the 2011 Annual Meeting and any adjournment or postponement thereof. The foregoing items of business are more fully described in the proxy statement that is attached to, and a part of, this notice.

        Only stockholders of record at the close of business on January 3, 2011, can vote at the 2011 Annual Meeting or any adjournment or postponement thereof.

By order of the Board of Directors,
Christina Ching Corporate Secretary

Los Angeles, California
January 21, 2011

YOUR VOTE IS IMPORTANT

        Whether or not you plan to attend the 2011 Annual Meeting in person, we request that you vote (a) by internet, (b) by telephone, or (c) by requesting a printed copy of the proxy materials and using the proxy card or voting instruction card enclosed therein as promptly as possible in order to ensure your representation at the 2011 Annual Meeting.

        You may revoke your proxy at any time before it is exercised by giving our corporate secretary written notice of revocation or submitting a later dated proxy by internet, telephone or mail, or by attending the 2011 Annual Meeting and voting in person.

        Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the 2011 Annual Meeting, you must obtain from the record holder a proxy issued in your name.

AECOM TECHNOLOGY CORPORATION
555 SOUTH FLOWER STREET, SUITE 3700
LOS ANGELES, CALIFORNIA 90071

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD
MARCH 3, 2011

INTRODUCTION

        This proxy statement is furnished in connection with the solicitation on behalf of the Board of Directors of AECOM Technology Corporation, a Delaware corporation ("we," "our," the "Company" or "AECOM"), of proxies for use at our 2011 Annual Meeting of Stockholders ("2011 Annual Meeting") to be held on March 3, 2011, at 9:00 a.m. local time, or at any adjournment or postponement thereof. At the 2011 Annual Meeting, you will be asked to consider and vote on the matters described in this proxy statement and in the accompanying notice. The 2011 Annual Meeting will be held at The Millennium Biltmore Hotel, 506 South Grand Avenue, Los Angeles, California 90071. Only stockholders of record at the close of business on January 3, 2011, which is the record date for the 2011 Annual Meeting, are permitted to vote at the 2011 Annual Meeting and any adjournment or postponement thereof.

        The Board of Directors is soliciting your vote to

  •
  elect the three Class III Directors named in this proxy statement to the Company's Board of Directors to serve until the Company's 2014 annual meeting of stockholders and until the election and qualification of their respective successors;

  •
  ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2011;

  •
  approve an amendment and restatement of the Company's Certificate of Incorporation to increase the number of authorized shares of common stock of the Company;

  •
  approve the Company's performance goals under the 2006 Stock Incentive Plan;

  •
  approve an advisory resolution on the Company's executive compensation; and

  •
  advise on the frequency of future stockholder advisory votes on the Company's executive compensation.

        We are pleased to again take advantage of the Securities and Exchange Commission rule allowing companies to furnish proxy materials to their stockholders over the Internet. We believe that this e-proxy process expedites stockholders' receipt of proxy materials, while also lowering the costs and reducing the environmental impact of our annual meeting. On January 21, 2011, we began mailing a Notice of Internet Availability of Proxy Materials (the "Notice") to all stockholders of record as of January 3, 2011, and posted our proxy materials on the Web site referenced in the Notice (www.investorvote.com). As more fully described in the Notice, all stockholders may choose to access our proxy materials on the Web site referred to in the Notice or may request to receive a printed set of our proxy materials. In addition, the Notice and Web site provide information regarding how you may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting
to be Held on March 3, 2011

The Proxy Statement and Annual Report on Form 10-K are available at investors.aecom.com.

INFORMATION REGARDING VOTING AT THE 2011 ANNUAL MEETING

Proxies

        You may vote your shares in person at the 2011 Annual Meeting or by proxy. There are three ways to vote by proxy: (1) by Internet at www.investorvote.com by following the instructions on the Notice or proxy card, (2) by telephone by calling 1-866-641-4276 and following the instructions on the Notice or proxy card, or (3) by requesting a printed copy of the proxy materials and signing, dating and mailing the enclosed proxy card to our Corporate Secretary at the address below. If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Internet and telephone voting also will be offered to stockholders owning shares through certain banks and brokers.

        You may revoke your proxy at any time before it is exercised by (1) giving our Corporate Secretary written notice of revocation, (2) delivering to us a signed proxy card with a later date, (3) granting a subsequent proxy through the Internet or telephone, or (4) by attending the 2011 Annual Meeting and voting in person. Written notices of revocation and other communications with respect to the revocation of proxies should be addressed to AECOM Technology Corporation, 555 South Flower Street, Suite 3700, Los Angeles, CA 90071, Attention: Corporate Secretary.

        All shares represented by valid proxies received and not revoked before they are exercised will be voted in the manner specified in the proxy. Other than with respect to certain trustees who hold our shares in trust, if you submit proxy voting instructions but do not direct how to vote on each item, the persons named as proxies will vote in favor of each of the proposals. Our Board of Directors is unaware of any other matters that may be presented for action at our 2011 Annual Meeting. If other matters do properly come before our 2011 Annual Meeting, however, it is intended that shares represented by proxies will be voted in the discretion of the proxy holders.

        If you are a beneficial owner and hold your shares in the name of a bank, broker or other holder of record and do not return the voting instruction card, the broker or other nominee will vote your shares on each matter at the 2011 Annual Meeting for which he or she has the requisite discretionary authority. Under applicable rules, brokers have the discretion to vote on routine matters, which include the ratification of the selection of independent registered public accounting firms and the proposal regarding the amendment and restatement of our Certificate of Incorporation. Brokers will not have the discretion to vote on any of the other proposals presented at the 2011 Annual Meeting.

Solicitation of Proxies

        We will pay the entire cost of soliciting proxies. In addition to soliciting proxies by mail, we will request banks, brokers and other record holders to send proxies and proxy materials to the beneficial owners of our common stock and to secure their voting instructions, if necessary. We will reimburse record holders for their reasonable expenses in performing these tasks. In addition, we have retained Georgeson, Inc. to act as a proxy solicitor in conjunction with the 2011 Annual Meeting. We have agreed to pay Georgeson a fee of $10,000, plus reasonable expenses, costs and disbursements for proxy solicitation services. If necessary, we may use our regular employees, who will not be specially compensated, to solicit proxies from stockholders, whether personally or by telephone, letter or other means.

Record Date and Voting Rights

        Our Board of Directors has fixed January 3, 2011 as the record date for determining the stockholders who are entitled to notice of, and to vote at, our 2011 Annual Meeting. Only stockholders of record at the close of business on the record date will receive notice of, and be able to vote at, our 2011 Annual Meeting. As of the record date, there were 118,494,848 shares of our common stock outstanding held by1,747 record holders, in addition to approximately 54,901 holders who do not hold shares in their own names. A majority of the stock issued and outstanding and entitled to vote must be present at our 2011 Annual

Meeting, either in person or by proxy, in order for there to be a quorum at the meeting. Each share of our outstanding common stock entitles its holder to one vote. Shares of our common stock with respect to which the holders are present in person at our 2011 Annual Meeting but not voting, and shares for which we have received proxies but with respect to which holders of the shares have abstained, will be counted as present at our 2011 Annual Meeting for the purpose of determining whether or not a quorum exists. Broker non-votes will also be counted as present for the purpose of determining whether a quorum exists. "Broker non-votes" are shares of common stock held by brokers or nominees over which the broker or nominee lacks discretionary power to vote and for which the broker or nominee has not received specific voting instructions from the beneficial owner.

        For the proposal relating to director elections, the nominees for election as directors will be elected by a plurality of the votes of the shares of our common stock present in person or represented by proxy at the 2011 Annual Meeting. The advisory vote on the frequency of advisory votes on the Company's executive compensation will be determined based on a plurality of the votes as well. Abstentions and broker non-votes will not be counted as participating in the voting, and will therefore have no effect for purposes of such proposals. The other proposals require the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the 2011 Annual Meeting in order for the proposals to be approved by our stockholders. Abstentions will be counted as present and will have the effect of a vote against the proposal, and broker non-votes will not be counted as participating in the voting, and will therefore have no effect on the outcome of the vote on the proposal. Votes will be tabulated by the inspector of election appointed for the 2011 Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Due to their advisory nature, the results of the advisory votes on the Company's executive compensation and the frequency of advisory votes on the Company's executive compensation will not be binding on our Board of Directors but will be carefully considered by our Board. Our Board of Directors urges you to vote promptly by either electronically submitting a proxy or voting instruction card over the Internet or by telephone or by delivering to us or your broker, as applicable, a signed and dated proxy card.

        A representative of Computershare Trust Company, N.A., our transfer agent, will tabulate the votes and act as the inspector of election.

Year-End Reporting Convention

        We report our results of operations based on 52- or 53-week periods ending on the Friday nearest September 30. For clarity of presentation, all periods are presented as if the fiscal year ended on September 30. Fiscal years 2010, 2009 and 2008 contained 52, 52 and 53 weeks and ended on October 1, October 2, and October 3, respectively.

 PROPOSAL 1
ELECTION OF CLASS III DIRECTORS

        The Company's Certificate of Incorporation provides for a classified Board of Directors, consisting of three classes, with each class serving a three-year term on a staggered basis. The Board of Directors is currently composed of 13 members, of whom four are Class I Directors, five are Class II Directors and four are Class III Directors. As noted below, in accordance with our director retirement policy, Mr. Christie, a Class III Director, will not be standing for re-election and will be retiring at the 2011 Annual Meeting. Although Mr. Mineta, a Class II Director, may serve out the remainder of his term, because he is past the age of retirement under our director retirement policy, he has chosen to retire at the 2011 Annual Meeting. The Company is most grateful to Messrs. Christie and Mineta for their valuable service to the Company. In accordance therewith, three Class III Directors will be elected at the 2011 Annual Meeting to serve until the 2014 Annual Meeting of Stockholders, and until their successors are duly elected and qualified. If a quorum is present at our 2011 Annual Meeting, the three nominees receiving the greatest number of votes will be elected.

        Shares represented by proxies will be voted, if authority to do so is not withheld, for the election of the three nominees named below. Each of the nominees has consented to serve as a director, if elected, and management has no reason to believe that any nominee will be unable or unwilling to serve if elected as a director. In the event that any nominee is unavailable for re-election as a result of an unexpected occurrence, shares will be voted for the election of such substitute nominee as our Board of Directors may propose. Pursuant to the vote and immediately following the 2011 Annual Meeting, our Board of Directors will be comprised of four Class I Directors, four Class II Directors and three Class III Directors.

  Director Qualifications

        The Board of Directors believes that the Board, as a whole, should possess a combination of skills, professional experience and diversity of backgrounds necessary to oversee the Company's business. The Nominating and Governance Committee is responsible for developing and recommending Board membership criteria to the full Board for approval. The criteria, which are set forth in the Company's Corporate Governance Guidelines, include the highest professional and personal ethics and values, commitment to enhancing stockholder value with sufficient time to carry out his or her duties, and business acumen. In considering director candidates, the Nominating and Governance Committee looks for business experience and skills, judgment, independence, integrity, an understanding of such areas as finance, marketing, regulation, public policy and the absence of potential conflicts with the Company's interests. While the Nominating and Governance Committee does not have a formal policy with respect to diversity, the Nominating and Governance Committee believes that it is essential that Board members represent diverse viewpoints and backgrounds.

        The Nominating and Governance Committee annually reviews the appropriate skills and characteristics required of Board members in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Nominating and Governance Committee considers diversity, age, skills, and such other factors as it deems appropriate to maintain a balance of knowledge, experience and capability. This periodic assessment enables the Board to update the skills and experience it seeks in the Board as a whole, and in individual directors, as the Company's needs evolve and change over time and to assess effectiveness of efforts at pursuing diversity. In identifying director candidates from time to time, the Nominating and Governance Committee may establish specific skills and experience that it believes the Company should seek in order to constitute a balanced and effective board.

        The following list shows our three director nominees, as well as each of our eight continuing directors and two retiring directors.

Nominees for Class III Directors Whose Terms Expire 2014
Francis S. Y. Bong
S. Malcolm Gillis
Robert J. Routs
Other Directors:
Class III Director Whose Term Expires 2011
H. Frederick Christie*
Class I Directors Whose Terms Expire 2012
Richard G. Newman
James H. Fordyce
Linda Griego
William G. Ouchi
Class II Directors Whose Terms Expire 2013
John M. Dionisio
Robert J. Lowe
Norman Y. Mineta**
William P. Rutledge
Daniel R. Tishman

*
In accordance with our director retirement policy (discussed below in "Corporate Governance—Director Retirement Policy"), H. Frederick Christie will not stand for re-election and will retire as a director at the 2011 Annual Meeting.

**
Because Norman Y. Mineta is past the age of retirement under our director retirement policy, he has chosen to retire as a director at the 2011 Annual Meeting.

        The following section sets forth certain background information of the nominees for election as directors and the current members of our Board of Directors who will continue serving following the 2011 Annual Meeting, as well as each individual's specific experience, qualifications and skills that led our Board of Directors to conclude that each such nominee/director should serve on our Board of Directors.

        Francis S. Y. Bong, 68, was named to our Board of Directors in May 2000 after our merger with Maunsell Consultants Asia Holding Ltd. He served as Chairman for our operations in Asia from 2000 to 2009. Prior to our merger with Maunsell, Mr. Bong was Chairman and Chief Executive of Maunsell from 1997 to 2000 and served as Managing Director of the same firm from 1987 to 1996. Mr. Bong started with Maunsell in 1975. Mr. Bong also serves on the Board of Directors of Cosmopolitan International Holdings Ltd. and China Merchants Holdings (International) Company Ltd. as a non-executive director.

        Mr. Bong brings to our Board of Directors significant experience in our industry and our businesses particularly throughout Hong Kong and Southeast Asia as a result of his over twenty year career at Maunsell and nine years of service as Chairman of our operations in Asia.

        S. Malcolm Gillis, 70, was named to our Board of Directors in January 1998. From July 2004 to present, Dr. Gillis has been a Professor of Economics at Rice University. Dr. Gillis served as President of Rice University from July 1993 to June 2004. Before assuming the presidency of Rice, Dr. Gillis was a professor at Duke University from 1984 to 1993, where he served as Dean of the Faculty of Arts and Sciences from 1991 to 1993. He was at Harvard University from 1969 to 1984, where he did extensive teaching and consulting in the area of international economics, with particular emphasis on Latin America and Asia, working with heads of state on economic policy issues. Dr. Gillis was a director of the Federal Reserve Bank of Dallas from 1998 to 2004. Dr. Gillis is a member of the Board of Directors of Halliburton Company and Service Corporation International. Dr. Gillis also serves on the boards of various educational and charitable organizations and government commissions and committees.

        Dr. Gillis brings to our Board of Directors significant economic, financial, and business knowledge and experience gained from his consulting and professorships of international economics at Rice University, Duke University and Harvard University. His knowledge and expertise in economic policy issues affecting Latin America and Asia is particularly valuable to our Board as both Latin America and Asia are targeted growth areas for the Company. Dr. Gillis also provides the Board with important insight regarding public company governance from his service on two other public company Boards.

        Robert J. Routs, 64, was named to our Board of Directors in December 2010. From 2004 until his retirement in 2008, Dr. Routs served as executive director, U.S. downstream operations, of Royal Dutch Shell plc, part of a global group of energy and petrochemical companies, and as Chairman, Shell Canada. Prior to that time, he served as group managing director for oil products and refining from 2003 to 2004, President and Chief Executive, Shell Oil Products US from 2002 to 2003 and President and Chief Executive, Equilon Enterprises LLC, a Shell-Texaco joint venture, from 2000 to 2002. Dr. Routs began his career at Royal Dutch Shell in 1971, serving in regional manufacturing and global general manager positions throughout his tenure. He also serves on the Board of Directors of AEGON N.V., AP Moller Maersk, Canadian Utilities, Royal DSM N.V., Royal KPN, and UPM Kymmene Oyj. Dr. Routs has informed the Company that he plans to review his board memberships and will reduce the number of director positions he holds by at least one prior to the end of 2011.

        Dr. Routs was recently appointed to our Board for his global energy sector leadership as well as his operating and board experience. These qualifications should provide our Board of Directors with valuable international business experience and knowledge, which is particularly relevant in light of the international scope of the Company's operations.

        Richard G. Newman, 76, has been a member of our Board of Directors since May 1990 and currently is our non-employee Chairman of the Board of Directors. On March 31, 2010, Mr. Newman transitioned from his role as an executive officer of the Company to a consultant to the Company. Mr. Newman was our Chairman and Chief Executive Officer from 2000 to 2005, Chairman, President and Chief Executive Officer from 1991 to 2000 and President from 1990 until 1991. He served as a director of our predecessor, Ashland Technology Corporation, from February 1989 until it became AECOM in April 1990. Mr. Newman was also President of Ashland Technology from December 1988 until May 1990. Previously, he was President and Chief Operating Officer of Daniel, Mann, Johnson & Mendenhall ("DMJM") from October 1985 to December 1988 and a Corporate Vice President and Vice President of DMJM from 1977 to 1985. Mr. Newman is a director of the Capital Private Client Services Funds. He also was a director of Southwest Water Company, Sempra Energy Company and mutual fund clusters affiliated with Capital Research and Management Company until 2010. Mr. Newman also serves on the boards of various charitable organizations.

        Mr. Newman brings a deep understanding of the Company's business, industry and operations to our Board of Directors from his over 30-year career at the Company and in the engineering and construction industry. In addition, as the longest-tenured continuing member of our Board of Directors, he serves as a valuable resource of institutional knowledge. Mr. Newman's executive experience is also a valuable resource for our Board of Directors in its dealings with senior management.

        James H. Fordyce, 51, was named to our Board of Directors in February 2006. Mr. Fordyce is a Managing Director of J.H. Whitney Capital Partners, LLC, a private investment firm. He also serves as the Co-Head of the Mezzanine Debt Group. Mr. Fordyce is a partner at the firm's affiliated funds and has been with the firm since July 1996. Mr. Fordyce also serves on the boards of several private companies and previously served as a director of Herbalife Ltd.

        Mr. Fordyce brings to our Board of Directors significant financial and investment experience as a result of his position at J.H. Whitney Capital Partners, LLC, where he has overseen significant debt and equity investments for the firm. In addition, Mr. Fordyce brings experience from his service on other public company boards, including Herbalife.

        Linda Griego, 63, was named to our Board of Directors in May 2005. Ms. Griego has served as President and Chief Executive Officer of Griego Enterprises, Inc., a business management company, since 1985. She was the founder and Managing General Partner of Engine Co. No. 28, a restaurant in downtown Los Angeles, from 1988 until 2010. She also served as Interim President and Chief Executive Officer of the Los Angeles Community Development Bank and was Deputy Mayor of Los Angeles. She is currently a Director of CBS Corporation and previously chaired the Board of Southwest Water Company. Ms. Griego is a Director of the new Martin Luther King Hospital board and serves as a trustee of the David and Lucile Packard Foundation. She has also served as a Los Angeles Branch Director of the Federal Reserve Bank of San Francisco.

        Ms. Griego brings executive management experience and expertise in government relations and publically appointed positions to our Board of Directors. Her service on the boards of a number of large companies, including as the independent Chair of Southwest Water Company, provides our Board of Directors with insight regarding corporate governance matters, which is a key area of focus in today's corporate environment.

        William G. Ouchi, 67, joined our Board of Directors in May 2003. Dr. Ouchi is the Sanford and Betty Sigoloff Distinguished Professor in Corporate Renewal at the Anderson School of Management at the University of California, Los Angeles. He has been on the faculty of UCLA since 1979. Dr. Ouchi is a director of Sempra Energy Company, FirstFed Financial Corp. and the Conrad N. Hilton Foundation. Dr. Ouchi has also been Vice Dean for Executive Education at UCLA and Chief of Staff for the Mayor of Los Angeles. Dr. Ouchi also serves on the boards of various charitable organizations.

        Dr. Ouchi brings to our Board of Directors significant experience gained as a consultant and professor at the Anderson School of Management at the University of California including the areas of corporate governance and organizational performance. He also has extensive leadership experience and an understanding of corporate governance from his membership on other public company boards and charitable organizations and as a former chief of staff for the Mayor of Los Angeles.

        John M. Dionisio, 62, was appointed our President and Chief Executive Officer in October 2005, and was elected to our Board of Directors in December 2005. From October 2003 to October 2005, Mr. Dionisio served as our Executive Vice President and Chief Operating Officer. From October 2000 to October 2003, Mr. Dionisio served as President and Chief Executive Officer of our legacy subsidiary DMJM+Harris operation. Mr. Dionisio joined Frederic R. Harris, Inc., predecessor company to DMJM+Harris, in 1971, where he served in a number of capacities, including Chief Executive Officer from October 1999 to October 2003, President from July 1996 to October 1999, Executive Vice President in charge of U.S. operations from 1993 to 1996 and Manager of the New York Operations and Northern Region Manager from 1992 to 1993. Mr. Dionisio is also a director of Corinthian Colleges, Inc.

        Mr. Dionisio brings a deep understanding of the Company's business, industry, operations and strategic planning to our Board of Directors from his nearly 40 years of experience with the Company and from his role as President and Chief Executive Officer. Having Mr. Dionisio serve on our Board of Directors also provides an open channel of communication between our Board of Directors and senior management.

        Robert J. Lowe, 71, was named to our Board of Directors in February 1993. Mr. Lowe is Chairman and Chief Executive Officer of Lowe Enterprises, Inc., a real estate company active in property investment, management and development, and its affiliated companies. He was the principal founding shareholder in 1972 of the corporation that became Lowe Enterprises, Inc. Mr. Lowe also serves on the Board of

Claremont McKenna College and on the boards of various charitable organizations and government commissions and committees.

        Mr. Lowe's executive and investment career brings in-depth knowledge of business operations, strategy and technology to our Board of Directors with particular expertise in development and construction for the facilities market, one of the Company's principal end markets.

        William P. Rutledge, 69, was named to our Board of Directors in November 1998. Mr. Rutledge currently serves as Chief Executive Officer of Aquanano, LLC, a company specializing in the commercialization of water filtration technology. Previously, he was President and Chief Executive Officer of Allegheny Teledyne, Inc., a diversified manufacturing company, from August 1996 until his retirement in 1997. Mr. Rutledge also serves on the Board of Directors of FirstFed Financial Corp., Communications & Power Industries, Sempra Energy Corporation and Advanced Turbines, Inc. and the board of trustees of St. John's Health Center Foundation, John Wayne Cancer Institute and the World Affairs Council of Los Angeles and the National World War II Museum.

        Mr. Rutledge brings strong leadership, knowledge and experience of strategic and financial matters to our Board of Directors from his tenure at Allegheny Teledyne, Inc. and his service as chief executive officer of Aquanano, LLC. He also brings to our Board of Directors important knowledge of public company governance through his service on multiple public company boards.

        Daniel R. Tishman, 55, was named to our Board of Directors and as Vice Chairman of the Company in July 2010 in connection with our acquisition of Tishman Construction Corporation. Previously, he served as Chairman of the Board of Directors and Chief Executive Officer of Tishman Construction, a leading construction management firm, from 2000 to 2010. He is also Vice Chairman and a member of the Board of Tishman Hotel & Realty LP. Mr. Tishman serves on the boards of the Real Estate Board of New York, the Natural Resources Defense Council, the Albert Einstein College of Medicine, National September 11 Memorial & Museum and UJA-Federation of NY. He also has served as an adviser to several government organizations.

        Mr. Tishman provides strong knowledge, management and operational experience in the construction management industry to our Board of Directors, and in particular large scale development projects such as the rebuilding of the World Trade Center site in downtown New York City.

Other Information

        Messrs. Rutledge and Ouchi, from October 1995 and January 1997 until 2009, respectively, served as directors of First Federal Bank of California, FSB ("First Federal"). On January 26, 2009, the board of directors of First Federal consented to an Office of Thrift Supervision ("OTS") Order to Cease and Desist in connection with the closing of First Federal by the OTS. In particular, the board of directors of First Federal consented to a cease and desist order against any unsafe and unsound practices resulting in inadequate asset quality, capital levels, earnings and liquidity planning. Messrs. Rutledge and Ouchi continue to serve as directors of FirstFed Financial Corp., the holding company for First Federal.

        The Company believes that the order does not reflect on the integrity of Messrs. Ouchi and Rutledge and does not impact their ability to serve as directors of the Company.

Vote Required and Recommendation of the Board of Directors

        The vote of a plurality of the shares present in person or represented by proxy and entitled to vote at the 2011 Annual Meeting is required to elect the nominees to the Board of Directors. This means that the three individuals nominated for election to the Board of Directors who receive the most "FOR" votes (among votes properly cast in person or by proxy) will be elected. Abstentions and broker non-votes are not counted for purposes of election of directors.

The Board of Directors recommends that you vote for Messrs. Bong, Gillis and Routs, the nominees for Class III Directors named in Proposal 1.

PROPOSAL 2
RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee of our Board of Directors has retained Ernst & Young LLP to serve as our independent registered public accounting firm for the fiscal year ending September 30, 2011. A representative of Ernst & Young LLP is expected to be present at the 2011 Annual Meeting and will have an opportunity to make a statement if the representative so desires, and will be available to respond to appropriate questions.

Reasons for the Proposal

        Selection of our independent registered public accounting firm is not required to be submitted for stockholder approval, but the Audit Committee of our Board of Directors is seeking ratification of its selection of Ernst & Young LLP, from our stockholders as a matter of good corporate practice. If stockholders do not ratify this selection, the Audit Committee of our Board of Directors will reconsider its selection of Ernst & Young LLP, and will, in its sole discretion, either continue to retain this firm or appoint a new independent registered public accounting firm. Even if the selection is ratified, the Audit Committee may, in its discretion, appoint a different independent registered public accounting firm at any time during the fiscal year if it determines that such a change would be in our best interests and the best interests of our stockholders.

Vote Required and Recommendation of the Board of Directors

        The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the 2011 Annual Meeting is required to ratify the selection of Ernst & Young LLP, as our independent registered public accounting firm for the fiscal year ending September 30, 2011. Abstentions will be counted as a vote against the proposal.

The Board of Directors recommends that you vote in favor of Proposal 2.

PROPOSAL 3
APPROVAL OF AMENDMENT AND RESTATEMENT OF CERTIFICATE OF INCORPORATION
TO INCREASE AUTHORIZED SHARES

Overview

        Our Board of Directors has unanimously adopted a resolution for approval by our stockholders proposing an amendment and restatement of our Corrected Restated Certificate of Incorporation to increase (1) the total number of shares of all classes of stock which our company will have authority to issue from 158,000,000 to 308,000,000 and (2) the number of authorized shares of common stock from 150,000,000 to 300,000,000. The form of the proposed Amended and Restated Certificate of Incorporation is included as Annex A to this proxy statement.

        Under the Delaware General Corporation Law, the Company may only issue shares of common stock to the extent it has shares authorized for issuance under its Certificate of Incorporation. As of January 3, 2011, of the 150,000,000 shares of common stock our Certificate of Incorporation has authorized for issuance, 118,494,848 shares of common stock were issued and outstanding (of which none were held in treasury), 3,193,203 shares were reserved for issuance on exercise of stock options and settlement of stock appreciation rights or vesting of restricted shares granted under our incentive plans, and 4,000,000 shares were reserved for issuance in connection with the Company's equity distribution program. As a result, the number of shares of common stock available for issuance, after taking into account shares reserved for issuance for these purposes, is 24,311,949. The proposed amendment would not change the number of authorized shares of preferred stock, nor would it change the relative rights of the holders of our common stock and preferred stock.

Why You Should Vote for the Authorized Share Increase

        Our Board of Directors believes that the number of shares of common stock remaining available for issuance is insufficient to provide us the needed flexibility to conduct and grow our business and plan for future events. Our Board of Directors believes it is necessary that it have the flexibility to issue additional shares of common stock in connection with possible acquisitions, financings, employee incentive plans and other corporate purposes, should our Board deem any of those actions to be in the best interests of the Company and its stockholders. The continued growth, success and competitive position of the Company depend in part upon the Company's ability to acquire other successful companies and attract employees. To this end, the Board of Directors believes it is important for the Company to be in a position to take advantage of opportunities that might present themselves to the Company, and such opportunities may require the Company to issue common stock as consideration for acquisition targets and/or as incentive compensation for any new employees joining the Company. The availability of additional shares of common stock for issuance will afford the Company greater flexibility in acting upon opportunities and transactions, if any, which may arise. If the Company does not have sufficient authorized shares for such purposes, the Company may lose important opportunities, including to its competitors, which in turn could adversely affect the Company's financial performance and growth. Without an increase in the Company's authorized shares of common stock, the Company may be constrained in its ability to use equity as a component of compensation to attract and retain key personnel.

        Moreover, the Company's authorized common stock has not changed since 2002, approximately five years prior to its May 2007 initial public offering. Since the Company's initial public offering, the Company's revenue has grown from $4.2 billion in fiscal 2007 to $6.5 billion in fiscal 2010. Earnings per share from continuing operations increased 20.6% in fiscal year 2010, the third consecutive year of growth exceeding 20%. In order for the Company to continue such growth and success, it is critical that the Company's authorized shares of common stock be increased.

        The Board believes that the proposed increase in authorized common stock will make sufficient shares available for use pursuant to the purposes described herein.

        Other than as permitted or required under the Company's equity distribution program, employee benefit plans and under outstanding options, and other securities convertible into common stock, the Board of Directors has no agreements or commitments to issue additional shares of common stock for any purposes. However, once approved, the shares of common stock may be issued from time to time by action of our Board of Directors on such terms and for such purposes as our Board of Directors may consider appropriate from time to time. No additional action or authorization by the Company's stockholders would be necessary prior to the issuance of such additional shares, unless required by applicable law or the rules of the New York Stock Exchange, or any other stock exchange or national securities association trading system on which the common stock is then listed or quoted. Under New York Stock Exchange rules, stockholder approval is required for a transaction that results in a 20% or more increase in the number of shares outstanding.

        The Company may seek stockholder approval of a further increase in authorized shares from time to time in the future as considered appropriate and approved by the Board of Directors. Under the Company's Certificate of Incorporation, the Company's stockholders do not have preemptive rights with respect to common stock. Thus, should the Board of Directors elect to issue additional shares of common stock, existing stockholders would not have any preferential rights to purchase such shares. In addition, if the Board of Directors elects to issue additional shares of common stock, such issuance could have a dilutive effect on the earnings per share, voting power and shareholdings of current stockholders. The proposed amendment to increase the authorized number of shares of common stock could, under certain circumstances, have an anti-takeover effect, although this is not the intention of this proposal. For example, in the event of a hostile attempt to take over control of the Company, it may be possible for the Company to endeavor to impede the attempt by issuing shares of common stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost to acquire control of the Company. The proposed amendment may have the effect of permitting the Company's current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of the Company's business. However, the Board of Directors is not aware of any attempt to take control of the Company, and the Board of Directors has not presented this proposal with the intent that it be utilized as a type of anti-takeover device.

        If the proposed amendment and restatement of our Certificate of Incorporation is adopted, it will become effective upon filing of the amended and restated Certificate of Incorporation in the form attached as Appendix A with the Delaware Secretary of State, which we anticipate doing as soon as practicable following the 2011 Annual Meeting. However, if the Company's stockholders approve the proposed amendment and restatement of the Company's Certificate of Incorporation, the Board retains discretion under Delaware law not to implement the proposed amendment and restatement. If the Board exercised such discretion, the number of authorized shares would remain at current levels.

Vote Required and Recommendation of Board of Directors

        The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the 2011 Annual Meeting is required to approve the amendment and restatement of the Company's Certificate of Incorporation to increase the Company's authorized shares from 158,000,000 to 308,000,000. Abstentions will be counted as a vote against the proposal, and broker non-votes will not affect the outcome of the vote on the proposal.

The Board of Directors recommends that you vote in favor of Proposal 3.

PROPOSAL 4
APPROVAL OF THE COMPANY'S PERFORMANCE GOALS UNDER THE 2006 STOCK INCENTIVE PLAN

Overview

        The Company's 2006 Stock Incentive Plan (as amended to date, the "2006 Plan") provides for the grant of, among other things, incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock and restricted stock units to employees, officers, non-employee directors and other service providers. The Board of Directors originally adopted the 2006 Plan on October 1, 2006, prior to the Company's initial public offering. The amended and restated 2006 Plan was adopted by the Board on August 25, 2010. In order to allow for certain awards under the 2006 Plan to qualify as tax-deductible performance-based compensation under Section 162(m) of the Internal Revenue Code (the "Code"), the Company is asking stockholders to approve the material terms of the performance goals under the 2006 Plan. Stockholders are not being asked to approve any amendment to the 2006 Plan or to approve the 2006 Plan itself.

Why You Should Vote to Approve the Performance Goals under the 2006 Plan

        The Board recommends that the Company's stockholders approve the performance goals under the 2006 Plan because it believes the Company's ability to grant equity-based awards that are performance-based continues to be crucial in promoting short and long-term financial growth and stability thereby enhancing stockholder value.

Section 162(m) of the Code

        The Board believes that it is in the best interests of the Company and its stockholders to continue to provide for an equity incentive plan under which compensation awards made to the Company's executive officers can qualify for deductibility by the Company for federal income tax purposes. Accordingly, the 2006 Plan has been structured in a manner such that awards granted under it can satisfy the requirements for "performance-based" compensation within the meaning of Section 162(m) of the Code. In general, under Section 162(m), in order for the Company to be able to deduct compensation in excess of $1,000,000 paid in any one year to the Company's chief executive officer or any of the Company's three other most highly compensated executive officers (other than the Company's chief financial officer), such compensation must qualify as "performance-based." One of the requirements of "performance-based" compensation for purposes of Section 162(m) is that the material terms of the performance goals under which compensation may be paid be disclosed to and approved by the Company's stockholders. For purposes of Section 162(m), the material terms include (i) the employees eligible to receive compensation, (ii) a description of the business criteria on which the performance goal is based and (iii) the maximum amount of compensation that can be paid to an employee under the performance goal. With respect to the various types of awards under the 2006 Plan, each of these aspects is discussed below, and, as noted above, stockholders are being asked under this proposal to approve each of these aspects of the 2006 Plan for purposes of the approval requirements of Section 162(m).

Plan Summary

        The following summary of the material terms of the 2006 Plan is qualified in its entirety by reference to the complete statement of the 2006 Plan, which is set forth in Annex B to this Proxy Statement.

Administration

        The 2006 Plan will be administered by the Compensation/Organization Committee of the Board, or in the absence of a Compensation/Organization Committee, a properly constituted compensation committee or the Board itself. Subject to the express provisions of the 2006 Plan, the administrator is authorized and empowered to do all things that it determines to be necessary or appropriate in connection with the administration of the 2006 Plan. In addition, the Compensation/Organization Committee may delegate any or all aspects of the day-to-day administration of the 2006 Plan to one or more officers or employees of the Company or any subsidiary, and/or to one or more agents.

Participants

        Any person who is a current or prospective officer or employee (including any director who is also an employee, in his or her capacity as such) of the Company or of any subsidiary will be eligible for selection by the administrator for the grant of awards under the 2006 Plan. In addition, non-employee directors (subject to the limitations on the number of awards that can be granted to any non-employee director annually as specified in the 2006 Plan and discussed below) and any service providers who have been retained to provide consulting, advisory or other services to the Company or to any subsidiary will be eligible for the grant of awards under the 2006 Plan. Options intending to qualify as "incentive stock options" ("ISOs") within the meaning of Section 422 of the Code may only be granted to employees of the Company or any subsidiary. Approximately 38,000 employees and 10 non-employee directors currently qualify to participate in the 2006 Plan.

Qualifying Performance Criteria

        The administrator may establish performance criteria and level of achievement versus such criteria that will determine the number of shares, units or cash to be granted, retained, vested, issued or issuable under or in settlement of or the amount payable pursuant to an award, which criteria may be based on "qualifying performance criteria" (as described below) or other standards of financial performance and/or personal performance evaluations. In addition, the administrator may specify that an award or a portion of an award is intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code, provided that the performance criteria for such award or portion of an award that is intended by the administrator to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code will be a measure based on one or more qualifying performance criteria selected by the administrator and specified at the time the award is granted. The administrator will certify the extent to which any qualifying performance criteria has been satisfied, and the amount payable as a result thereof, prior to payment, settlement or vesting of any award that is intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code. Notwithstanding satisfaction of any performance goals, the number of shares issued under or the amount paid under an award may be reduced, but not increased, by the administrator on the basis of such further considerations as the administrator in its sole discretion may determine.

        For purposes of the 2006 Plan, the term "qualifying performance criteria" means any one or more of the following performance criteria, or derivations of such performance criteria, either individually, alternatively or in any combination, applied to either the company as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group, in each case as specified by the administrator: (i) cash flow (before or after dividends); (ii) earning or earnings per share (including earnings before interest, taxes, depreciation and amortization), (iii) stock price, (iv) return on equity, (v) total stockholder return, (vi) return on capital or investment (including return on total capital, return on invested capital, or return on investment), (vii) return on assets or net assets, (viii) market capitalization, (ix) economic value added, (x) debt leverage (debt to capital), (xi) revenue or revenue, net of other direct costs, (xii) income or net income, (xiii) operating income, (xiv) operating profit or net operating profit, (xv) operating margin or profit margin, (xvi) return on operating revenue, (xvii) cash from operations, (xviii) operating ratio, (xix) operating revenue, (xx) total backlog, (xxi) days sales outstanding, or (xxii) customer service.

        To the extent consistent with Section 162(m) of the Code, the administrator (i) may appropriately adjust any evaluation of performance under a qualifying performance criteria to eliminate the effects of charges for restructurings, discontinued operations, extraordinary items and all items of gain, loss or expense determined to be extraordinary or unusual in nature or related to the disposal of a segment of a business or related to a change in accounting principle all as determined in accordance with standards established by opinion No. 30 of the Accounting Principles Board (APB Opinion No. 30) or other applicable or successor accounting provisions, as well as the cumulative effect of accounting changes, in each case as determined in accordance with generally accepted accounting principles or identified in the company's financial statements or notes to the financial statements, and (ii) may appropriately adjust any evaluation of performance under a qualifying performance criteria to exclude any of the following events that occurs during a performance period: (a) asset write-downs, (b) litigation, claims, judgments or settlements, (c) the effect of changes in tax law or other such laws or provisions affecting reported results, (d) accruals for reorganization and restructuring programs and (e) accruals of any amounts for payment under the 2006 Plan or any other compensation arrangement maintained by the Company.

Shares Subject to the 2006 Plan and to Awards

        As of January 3, 2011, the aggregate number of shares of the Company's common stock that have been issued and remain available for issuance under the 2006 Plan was 31,751,042. The aggregate number of shares of the Company's common stock issuable pursuant to the 2006 Plan may not exceed 7,000,000, plus (i) any shares that were authorized for issuance under the Company's Amended and Restated AECOM Technology Corporation 2000 Stock Incentive Plan and the Amended and Restated AECOM Technology Corporation Stock Incentive Plan for Non-Employee Directors (collectively, the "Prior Plans") that, as of October 1, 2006 (the "Original Effective Date"), remained available for issuance under the Prior Plans (not including any shares that are subject to, as of the Original Effective Date, outstanding awards under the Prior Plans or any shares that prior to the Original Effective Date were issued pursuant to awards granted under the Prior Plans) and (ii) any shares subject to outstanding awards under the Prior Plans that on or after the Original Effective Date cease for any reason to be subject to such awards (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in vested and non-forfeitable shares); provided that any shares granted after the Original Effective Date under options or stock appreciation rights shall be counted against this limit on a one-for-one basis and any shares granted as awards other than options or stock appreciation rights shall be counted against this limit as two (2) shares for every one (1) share subject to such award. The maximum number of shares is cumulatively increased on the first day of each fiscal year until 2016, by the least of: (i) 5% of the Company's fully diluted shares outstanding as of the last day of the preceding fiscal year; (ii) 3,000,000 or (iii) a number determined by the Board of Directors or the administrator. Fully diluted shares outstanding shall include the Company's common stock outstanding, plus all classes of preferred stock and convertible debt as converted to common stock, but shall not include awards outstanding under the 2006 Plan and the Prior Plans. The aggregate number of shares available for grant under the 2006 Plan and the number of shares subject to outstanding awards shall be subject to adjustment upon a change in the Company's capitalization. As of January 3, 2011, 2,688,008 shares remained available for issuance under future awards that could be granted under the 2006 Plan.

        The aggregate number of shares issued under the 2006 Plan at any time will equal only the number of shares actually issued upon exercise or settlement of an award. Notwithstanding the foregoing, shares subject to an award under the 2006 Plan may not again be made available for issuance under the 2006 Plan if such shares are (i) shares that were subject to a stock-settled stock appreciation right and were not issued upon the net settlement or net exercise of such stock appreciation right, (ii) shares used to pay the exercise price of an option, (iii) shares delivered to or withheld by the Company to pay the withholding taxes related to an option or a stock appreciation right, or (iv) shares repurchased on the open market with the proceeds of an option exercise. Shares subject to awards that have been expired, forfeited or otherwise not issued under an award and shares subject to awards settled in cash shall not count as shares issued under the 2006 Plan.

        The aggregate number of shares subject to awards granted under the 2006 Plan during any calendar year to any one participant may not exceed 2,000,000, which number will be subject to possible adjustment upon a change in the Company's capitalization. The maximum amount payable pursuant to that portion of an incentive bonus granted in any calendar year to any participant that is intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code may not exceed $10,000,000.

        The aggregate number of shares subject to options and stock appreciation rights granted during any calendar year to any one non-employee director may not exceed 50,000, and the aggregate number of shares issued or issuable under all awards granted under the 2006 Plan other than options or stock appreciation rights during any calendar year to any one non-employee director may not exceed 50,000; provided, however, that in the calendar year in which a non-employee director first joins the Board of Directors or is first designated as Chairman of the Board of Directors or Lead Director, the maximum number of shares subject to awards granted to the participant may be up to two hundred percent (200%) of the number of shares set forth in the foregoing limits and the foregoing limits do not count any tandem stock appreciation rights.

Option Awards

        The administrator will establish the exercise price per share under each option, which, other than in the event of options granted in connection with a merger or other acquisition, will not be less than the fair market value of a share on the date the option is granted. The administrator will establish the term of each option, which in no case may exceed a period of ten (10) years from the date of grant. Options granted under the 2006 Plan may either be ISOs or options which are not intended to qualify as ISOs, or non-qualified stock options ("NQSOs"). Other than in connection with a change in the Company's capitalization, at any time when the exercise price of an option is above the fair market value of a share, the Company shall not, without stockholder approval, reduce the exercise price of such option and shall not exchange such option for cash or a new award with a lower (or no) exercise price.

Stock Appreciation Rights

        A stock appreciation right provides the right to the monetary equivalent of the increase in value of a specified number of shares over a specified period of time after the right is granted. Stock appreciation rights may be granted to participants either in tandem with or as a component of other awards granted under the 2006 Plan ("tandem SARs") or not in conjunction with other awards ("freestanding SARs"). All freestanding SARs will be granted subject to the same terms and conditions applicable to options as set forth above and in the 2006 Plan and all tandem SARs will have the same exercise price, vesting, exercisability, forfeiture and termination provisions as the award to which they relate. Other than in connection with a change in the Company's capitalization, at any time when the exercise price of a stock appreciation right is above the fair market value of a share, the Company shall not, without stockholder approval, reduce the exercise price of such stock appreciation right and shall not exchange such stock appreciation right for cash or a new award with a lower (or no) exercise price.

Restricted Stock and Restricted Stock Units

        Restricted stock is an award or issuance of shares the grant, issuance, retention, vesting and/or transferability of which is subject during specified periods of time to conditions (including continued employment or performance conditions) and terms as the administrator deems appropriate. Restricted stock units are awards denominated in units of shares under which the issuance of shares is subject to conditions (including continued employment or performance conditions) and terms as the administrator deems appropriate. Participants holding shares of restricted stock granted under the 2006 Plan may exercise full voting rights with respect to those shares during the period of restriction. Participants will have no voting rights with respect to shares underlying restricted stock units unless and until such shares are reflected as issued and outstanding shares on the company's stock ledger. Participants in whose name restricted stock is granted will be entitled to receive all dividends and other distributions paid with respect to those shares, unless determined otherwise by the administrator. Shares underlying restricted stock units will be entitled to dividends or dividend equivalents only to the extent provided by the administrator.

Incentive Bonuses

        Each incentive bonus will confer upon the participant the opportunity to earn a future payment tied to the level of achievement with respect to one or more performance criteria established for a performance period of not less than one year. The administrator will establish the performance criteria and level of achievement versus these criteria that will determine the target and maximum amount payable under an incentive bonus, which criteria may be based on financial performance and/or personal performance evaluations.

Deferral of Gains

        The administrator may, in an award agreement or otherwise, provide for the deferred delivery of shares upon settlement, vesting or other events with respect to restricted stock or restricted stock units, or in payment or satisfaction of an incentive bonus.

Amendment and Termination

        The Board may amend, alter or discontinue the 2006 Plan and the administrator may amend, or alter any agreement or other document evidencing an award made under the 2006 Plan, except no such amendment may, without the approval of the stockholders of the Company (other than in respect of a change in the Company's capitalization): increase the maximum number of shares for which awards may be granted under the 2006 Plan; reduce the exercise price of outstanding options; extend the term of the 2006 Plan; change the class of persons eligible to be participants; otherwise amend the 2006 Plan in any manner requiring stockholder approval by law or under the New York Stock Exchange listing requirements; or increase the individual maximum limits set forth in the 2006 Plan.

        No amendment or alteration to the 2006 Plan or an award or award agreement may be made which would impair the rights of the holder of an award, without such holder's consent, provided that no such consent will be required if the administrator determines in its sole discretion and prior to the date of any change in control that such amendment or alteration either is required or advisable in order for the Company, the 2006 Plan or the award to satisfy any law or regulation or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard.

Adjustments

        The number and kind of shares available for issuance under the 2006 Plan (including under any awards then outstanding), and the number and kind of shares subject to the individual limits set forth in the 2006 Plan and above, will be equitably adjusted by the administrator as it determines appropriate to reflect any reorganization, reclassification, combination of shares, stock split, reverse stock split, spin-off, dividend or distribution of securities, property or cash (other than regular, quarterly cash dividends), or any other event or transaction that affects the number or kind of shares of the Company outstanding.

        In the event there shall be any other change in the number or kind of outstanding shares, or any stock or other securities into which such shares shall have been changed, or for which it shall have been exchanged, by reason of a change of control, other merger, consolidation or otherwise, then the administrator shall, in its sole discretion, determine the appropriate and equitable adjustment, if any, to be effected. In addition, in the event of such change described in this paragraph, the administrator may accelerate the time or times at which any award may be exercised and may provide for cancellation of such accelerated awards that are not exercised within a time prescribed by the administrator in its sole discretion.

Transferability

        Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated by a participant other than by will or the laws of descent and distribution, and each option or stock appreciation right may be exercisable only by the participant during his or her lifetime. Notwithstanding the foregoing, to the extent permitted by the administrator, the person to whom an award is initially granted may make certain limited transfers to certain family members, family trusts, or family partnerships.

Effective Date and Termination of the 2006 Plan

        The Board of Directors originally adopted the 2006 Plan on October 1, 2006, prior to the Company's initial public offering. The amended and restated 2006 Plan was adopted by the Board on August 25, 2010. The 2006 Plan will remain available for the grant of awards until the tenth (10th) anniversary of the Original Effective Date (October 1, 2016).

Federal Income Tax Treatment

        The following discussion of the federal income tax consequences of the 2006 Plan is intended to be a summary of applicable federal law as currently in effect. It should not be taken as tax advice by 2006 Plan participants, who are urged to consult their individual tax advisors.

Stock Options

        ISOs and NQSOs are treated differently for federal income tax purposes. ISOs are intended to comply with the requirements of Section 422 of the Code. NQSOs do not comply with such requirements.

        An optionee is not taxed on the grant or exercise of an ISO. The difference between the exercise price and the fair market value of the shares on the exercise date will, however, be a preference item for purposes of the alternative minimum tax. If an optionee holds the shares acquired upon exercise of an ISO for at least two years following the option grant date and at least one year following exercise, the optionee's gain, if any, upon a subsequent disposition of such shares is long term capital gain. The measure of the gain is the difference between the proceeds received on disposition and the optionee's basis in the shares (which generally equals the exercise price). If an optionee disposes of stock acquired pursuant to exercise of an ISO before satisfying these holding periods, the optionee will recognize both ordinary income and capital gain in the year of disposition. The Company is not entitled to an income tax deduction on the grant or exercise of an ISO or on the optionee's disposition of the shares after satisfying the holding period requirement described above. If the holding periods are not satisfied, the Company will be entitled to a deduction in the year the optionee disposes of the shares in an amount equal to the ordinary income recognized by the optionee.

        In order for an option to qualify for ISO tax treatment, the grant of the option must satisfy various other conditions more fully described in the Code. The Company does not guarantee that any option will qualify for ISO tax treatment even if the option is intended to qualify for such treatment. In the event an option intended to be an ISO fails to so qualify, it will be taxed as an NQSO as described below.

        An optionee is not taxed on the grant of an NQSO. On exercise, the optionee recognizes ordinary income equal to the difference between the exercise price and the fair market value of the shares acquired on the date of exercise. The Company is entitled to an income tax deduction in the year of exercise in the amount recognized by the optionee as ordinary income. The optionee's gain (or loss) on subsequent disposition of the shares is long term capital gain (or loss) if the shares are held for at least one year following exercise. The Company does not receive a deduction for this gain.

Stock Appreciation Rights

        An optionee is not taxed on the grant of a stock appreciation right. On exercise, the optionee recognizes ordinary income equal to the cash or the fair market value of any shares received. The Company is entitled to an income tax deduction in the year of exercise in the amount recognized by the optionee as ordinary income.

Restricted Stock and Restricted Stock Units

        Grantees of restricted stock or restricted stock units do not recognize income at the time of the grant. When the award vests or is paid, grantees generally recognize ordinary income in an amount equal to the fair market value of the stock or units at such time, and the Company will receive a corresponding deduction. However, no later than 30 days after a participant receives an award of restricted stock, the participant may elect to recognize taxable ordinary income in an amount equal to the fair market value of the shares at the time of receipt. Provided that the election is made in a timely manner, when the restrictions on the shares lapse, the participant will not recognize any additional income. If the participant forfeits the shares to the Company (e.g., upon the participant's termination prior to vesting), the participant may not claim a deduction with respect to the income recognized as a result of the election. Dividends paid with respect to unvested shares of restricted stock generally will be taxable as ordinary income to the participant at the time the dividends are received.

Incentive Bonuses

        A participant will have taxable income at the time an incentive bonus award becomes payable, and, if the participant has timely elected deferral to a later date, such later date. At that time, the participant will recognize ordinary income equal to the value of the amount then payable.

Company Deduction and Section 162(m)

        For the individual serving as the chief executive officer of the Company at the end of the taxable year and for the individuals serving as officers of the company or a subsidiary at the end of such year who are among the three highest compensated officers (other than the chief financial officer) for proxy reporting purposes, Section 162(m) limits the amount of compensation otherwise deductible by the Company and its subsidiaries for such year to $1,000,000 for each such individual except to the extent that such compensation is "performance-based compensation." The Company expects that NQSOs, ISOs and stock appreciation rights should qualify as performance-based compensation. The Compensation/Organization Committee may establish performance conditions and other terms with respect to grants of restricted stock, restricted stock units and incentive compensation awards in order to qualify such grants as performance-based compensation for purposes of Section 162(m).

New Plan Benefits

        The benefits that will be awarded or paid in the future under the 2006 Plan are not currently determinable. Such awards are within the discretion of the Compensation/Organization Committee, and the Compensation/Organization Committee has not determined future awards or who might receive them. Information about awards granted in fiscal year 2010 under the 2006 Plan to the Company's named executive officers can be found in the table under the heading "Grants of Plan-Based Awards" below. As of January 3, 2011, the closing price of a share of the Company's common stock was $28.32.

Vote Required and Board Recommendation

        The affirmative vote of a majority of the votes cast is required for the approval of the Company's performance goals under the 2006 Stock Incentive Plan. Abstentions will be counted as a vote against the proposal, and broker non-votes will not affect the outcome of the vote on the proposal.

The Board of Directors recommends that you vote in favor of Proposal 4.

PROPOSAL 5
ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION

        In accordance with recently adopted Section 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which was added under the Dodd-Frank Wall Street Reform and Consumer Protection Act ("Dodd-Frank"), we are asking stockholders to approve an advisory resolution on the Company's executive compensation as reported in this proxy statement. Our executive compensation programs are designed to support the Company's long-term success. As described below in the "Compensation Discussion and Analysis" section of this proxy statement, the Compensation/Organization Committee has structured our executive compensation program to achieve the following key objectives:

  •
  provide a total rewards package to our executives that are competitive with our peer companies;

  •
  attract and retain key talent; and

  •
  link pay to performance by providing incentives that promote short and long-term financial growth and stability to continuously enhance stockholder value.

        In fiscal year 2010, the Company performed strongly despite a challenging global economic environment. Our revenue for the year ended September 30, 2010 increased $426.3 million, or 7.0%, to $6.5 billion as compared to $6.1 billion for the corresponding period last year. Our net income for the same period increased 24.9% to $237.0 million as compared to the corresponding period last year. We believe this performance shows the value of our strategy of pursuing a diversified global business growing both organically and by targeted acquisitions. Further, we believe that our performance-based executive compensation programs provide incentives that are aligned with the best interests of our stockholders and have facilitated the Company's performance.

        We urge stockholders to read the "Compensation Discussion and Analysis" below, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the Summary Compensation Table and related compensation tables and narrative below which provide detailed information on the compensation of our named executive officers. The Compensation/Organization Committee and the Board of Directors believe that the policies and procedures articulated in the "Compensation Discussion and Analysis" are effective in achieving our goals and that the compensation of our Named Executive Officers reported in this proxy statement has supported and contributed to the Company's success.

        We are asking stockholders to approve the following advisory resolution at the 2011 Annual Meeting:

  RESOLVED, that the stockholders of AECOM Technology Corporation (the "Company") approve, on an advisory basis, the compensation of the Company's named executive officers set forth in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables and narrative in the Proxy Statement for the Company's 2011 Annual Meeting of Stockholders.

        This advisory resolution, commonly referred to as a "say-on-pay" resolution, is non-binding on the Board of Directors. Although non-binding, the Board and the Compensation/Organization Committee will carefully review and consider the voting results when evaluating our executive compensation program.

The Board of Directors recommends that you vote in favor of Proposal 5.

PROPOSAL 6
ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

        We will provide an advisory vote on executive compensation at least once every three years. Pursuant to recently adopted Section 14A of the Exchange Act, in this Proposal 6 we are asking stockholders to vote on whether future advisory votes on executive compensation should occur every year, every two years or every three years.

        After careful consideration, the Board of Directors recommends that future advisory votes on executive compensation occur every three years (triennially). We believe that this frequency is appropriate for a number of reasons, including:

  •
  Our compensation programs do not change significantly from year to year and we seek to be consistent;

  •
  Our compensation program does not contain any significant risks that might be of concern to our stockholders, as confirmed by a review performed by the Company with its consultant and reviewed by the Compensation/Organization Committee's independent consultant;

  •
  A longer frequency is consistent with long-term compensation objectives; and

  •
  Our compensation programs are designed to reward and incentivize long-term performance and a triennial vote corresponds with the three year performance period under our long-term incentive awards.

        For the foregoing reasons, we encourage our stockholders to evaluate our executive compensation programs over a multi-year horizon and to review our named executive officers' compensation over the past three fiscal years as reported in the Summary Compensation Table below. In addition, we believe that a triennial advisory vote on executive compensation reflects the appropriate time frame for our Compensation/Organization Committee and the Board of Directors to evaluate the results of the most recent advisory vote on executive compensation, to discuss the implications of that vote with stockholders to the extent needed, to develop and implement any adjustments to our executive compensation programs that may be appropriate in light of a past advisory vote on executive compensation, and for stockholders to see and evaluate the Compensation/Organization Committee's actions in context. In this regard, because the advisory vote on executive compensation occurs after we have already implemented our executive compensation programs for the current year, and because the different elements of compensation are designed to operate in an integrated manner and to complement one another, we expect that in certain cases it may not be appropriate or feasible to fully address and respond to any one year's advisory vote on executive compensation by the time of the following year's annual meeting of stockholders.

        The Board of Directors is aware of and took into account views that some have expressed in support of conducting an annual advisory vote on executive compensation. We are aware that some stockholders believe that annual advisory votes will enhance or reinforce accountability. However, we have in the past been, and will in the future continue to be, proactively engaged with our stockholders on a number of topics and in a number of forums. Thus, we view the advisory vote on executive compensation as an additional, but not exclusive, opportunity for our stockholders to communicate with us regarding their views on the Company's executive compensation programs. In addition, because our executive compensation programs have typically not changed materially from year-to-year and are designed to operate over the long-term and to enhance long-term performance, we are concerned that an annual advisory vote on executive compensation could lead to a near-term perspective inappropriately bearing on our executive compensation programs. Finally, although we believe that holding an advisory vote on executive compensation every three years will reflect the right balance of considerations in the normal course, we will periodically reassess that view and can provide for an advisory vote on executive compensation on a more frequent basis if changes in our compensation programs or other circumstances suggest that such a vote would be appropriate.

        Stockholders will be able to specify one of four choices for this proposal on the proxy card: three years, two years, one year or abstain. Stockholders are not voting to approve or disapprove the Board's recommendation. This advisory vote on the frequency of future advisory votes on executive compensation is non-binding on the Board of Directors. Notwithstanding the Board's recommendation and the outcome of the stockholder vote, the Board may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to compensation programs. The Board will disclose its position on the frequency of future advisory votes on executive compensation as part of our Corporate Governance Guidelines on our website at www.aecom.com.

The Board of Directors recommends that you vote to conduct future advisory votes on executive compensation every three years.

CORPORATE GOVERNANCE

Board Meetings

        During our fiscal year ended September 30, 2010, our Board of Directors met four times, the Audit Committee met five times, the Compensation/Organization Committee met four times, the Nominating and Governance Committee met three times, and the Planning, Finance and Investment Committee met five times. Each incumbent director attended at least 75% of the aggregate of (1) the total number of meetings of our Board of Directors and (2) the total number of meetings held by all committees of the Board of Directors on which he or she served during fiscal 2010.

Director Independence

        Nine of the thirteen members of our Board of Directors are independent directors as defined in accordance with the listing standards of the New York Stock Exchange. These standards provide that a director is independent only if our Board of Directors affirmatively determines that the director has no direct or indirect material relationship with the Company. They also specify various relationships that preclude a determination of director independence. Material relationships may include commercial, industrial, consulting, legal, accounting, charitable, family and other business, professional and personal relationships.

        Applying these standards, our Board of Directors, upon the recommendation of our Nominating and Governance Committee, annually reviews the independence of our directors. In its most recent review, our Board of Directors considered, among other things, the absence of any employment relationships between the Company and our directors and their families; the absence of any of the other specific relationships that would preclude a determination of independence under New York Stock Exchange independence rules; the absence of any affiliation of the Company's directors and their families with the Company's independent registered public accounting firm, compensation consultants, legal counsel and other consultants and advisors; the absence of any transactions with directors and members of their families that would require disclosure in this proxy statement under U.S. Securities and Exchange Commission rules regarding related person transactions; and the insubstantial amount of goods and services that we purchase in the ordinary course of business from companies and the modest amount of our discretionary contributions to non-profit organizations of which some of our directors or members of their families are associated.

        Our Board of Directors has determined that the following members are independent as determined in reference to the standards of the New York Stock Exchange: Messrs. Christie, Fordyce, Gillis, Lowe, Mineta, Ouchi, Routs and Rutledge and Ms. Griego.

Board Leadership Structure

        The Board of Directors believes it is important to retain its flexibility to allocate the responsibilities of the offices of the Chairman of the Board of Directors and Chief Executive Officer in a manner that is in the best interests of our Company and stockholders upon then-prevailing circumstances. The Board of Directors believes that the decision as to who should serve in those roles, and whether the offices should be combined or separate, should be assessed periodically by the Board of Directors. Additionally, the Board of Directors believes that it needs to retain the ability to balance the independent Board structure with the flexibility to appoint as Chairman of the Board of Directors someone with hands-on knowledge of and experience in the operations of the Company.

        Currently, the positions of Chief Executive Officer and Chairman of the Board of Directors are held by separate persons. We believe this structure is optimal for the Company at this time because it allows the Chief Executive Officer to focus on leading the Company's business and operations and the Chairman serves as a sounding board and advisor to the Chief Executive Officer. Additionally, our Chairman's

experience as the Company's founder with an over 30-year career at the Company uniquely provides him with a perspective and wealth of knowledge that is invaluable to the Board of Directors and its interactions with management. Regardless of this structure, the Board of Directors has been, and continues to be, a proponent of Board independence. As a result, the Company's corporate governance structures and practices provide for a strong, independent Board of Directors and include several independent oversight mechanisms, including only independent directors serving as committee chairpersons and the directors' and committees' ability to engage independent consultants and advisors.

        To complement this leadership structure, the independent directors annually appoint a lead independent director. H. Frederick Christie served as the lead independent director for fiscal year 2010 and will serve in that role until his retirement at the 2011 Annual Meeting. The independent directors have appointed William G. Ouchi to succeed Mr. Christie as the lead independent director following the 2011 Annual Meeting.

        The position and role of the lead independent director is intended to expand lines of communication between the Board and members of management. It is not intended to reduce the free and open access and communications that each independent board member has with other board members and members of management. The lead independent director has the following duties:

  •
  To organize, convene and preside over executive sessions of the non-employee and independent directors and promptly communicate approved messages and directives to the Chairman of the Board of Directors and President and Chief Executive Officer.

  •
  To preside at all meetings of the Board of Directors at which the Chairman of the Board is not available.

  •
  To collect and communicate to the Chairman of the Board and President and Chief Executive Officer the views and recommendations of the independent directors, relating to his or her performance.

  •
  To perform such other duties and responsibilities as may be assigned from time-to-time by the independent directors.

        The Board of Directors believes this governance structure and these practices ensure that strong and independent directors will continue to effectively oversee the Company's management and key issues related to long-range business plans, long-range strategic issues, risks and integrity.

Executive Sessions

        Executive sessions of non-employee directors are included on the agenda for every regularly scheduled Board of Directors and committee meeting and during fiscal year 2010, executive sessions were held at each regularly scheduled Board of Directors meeting. The executive sessions are chaired by the lead independent director.

Board's Role in Risk Oversight

        The Board plays an active role, both as a whole and also at the committee level, in overseeing management of the Company's risks. Management is responsible for the Company's day-to-day risk management activities. The Company relies on a comprehensive risk management process to aggregate, monitor, measure and manage risks. The risk management process is designed to enable the Board of Directors to establish a mutual understanding with management of the effectiveness of the Company's risk management practices and capabilities, to review the Company's risk exposure and to elevate certain key risks for discussion at the Board level. The Company's risk management process is overseen by its Chief Risk Officer, who is a member of the Company's senior management. The Chief Risk Officer provides regular updates on the Company's risk management process to the full Board.

        The Audit Committee oversees the Company's overall policies regarding risk assessment and risk management. In consultation with the Audit Committee, the Planning, Finance and Investments Committee reviews the Company's risk management strategies, including strategies in respect of foreign exchange risk, the Compensation/Organization Committee reviews the Company's compensation practices to ensure that they do not encourage excessive risk taking, the Nominating and Governance Committee oversees risks associated with operations of the Board and its governance structure. The full Board monitors risk through regular reports from each of the Committee chairs and is apprised of particular risk management matters in connection with its general oversight and approval of corporate matters. We believe the division of risk management responsibilities described above provides an effective framework for evaluating and addressing the risks facing the Company, and that our Board leadership structure supports this approach because it allows our independent directors, through the independent committee chairpersons, to exercise effective oversight of the actions of management.

Risk Assessment of Compensation Policies and Practices

        In fiscal year 2010, the Company, with assistance from its consultant Mercer, conducted a risk assessment of the Company's compensation policies and practices as they apply to all employees, including all executive officers. The Company reviewed the design features and performance metrics of our cash and stock based incentive programs along with the approval mechanisms associated with each to determine whether any of these policies and practices could create risks that are reasonably likely to have a material adverse effect on the Company.

        The assessment was then reviewed and discussed with the Compensation/Organization Committee's independent consultant, Exequity. As part of the review, several factors were noted that reduce the likelihood of excessive risk-taking:

  •
  Our compensation mix is balanced among fixed components such as salary and benefits, annual incentive payments and long-term incentives including Performance Earnings Program awards, stock options and restricted stock units granted under our 2006 Stock Incentive Plan, which typically vest or are earned over three years.

  •
  Performance Earnings Program awards, which make up 50% of long-term incentives for our executives, balance both growth and profitability and are earned if thresholds are met in both growth in earnings before interest, taxes and amortization ("EBITA") and return on investment over three years.

  •
  The Compensation/Organization Committee has ultimate authority to determine, and reduce if appropriate, compensation provided to our Section 16 Officers, including each of the Named Executive Officers.

  •
  The Compensation/Organization Committee, under their charter, has the authority to retain any advisor it deems necessary to fulfill their obligations and has engaged Exequity LLP as their independent consultant. Exequity performs services for the Compensation/Organization Committee as described in the Consultant to the Compensation Committee Section of the proxy.

  •
  Our annual incentive programs for non-officer employees are funded based on our EBITA results and are approved by our Executive Management Team, which includes each of the Named Executive Officers. Individual payouts are based on a combination of financial metrics as well as qualitative and discretionary factors.

  •
  Our long-term incentive and stock based awards, including Performance Earning Program awards, stock options and restricted stock units granted under our 2006 Stock Incentive Plan, are all approved by either the Compensation/Organization Committee or our CEO (and then reported to the Compensation/Organization Committee) under our delegations of authority.

  •
  Our Named Executive Officers are subject to stock ownership guidelines and our insider trading policy.

Based on this assessment, the Company concluded that its compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

Committees of the Board of Directors

        The Board of Directors of the Company has four standing committees: an Audit Committee, a Compensation/Organization Committee, a Nominating and Governance Committee and a Planning, Finance and Investments Committee. In accordance with New York Stock Exchange regulations, each member of the Audit Committee, the Compensation/Organization Committee and the Nominating and Governance Committee of the Board of Directors has been determined by our Board of Directors to be "independent." The committees operate under written charters that are available for viewing on the "Corporate Governance" area of the "Investors" section of our Web site at www.aecom.com.

        The members of each of the Company's standing committees are as follows:

Audit Committee
William P. Rutledge, Chair
H. Frederick Christie
Linda Griego
Norman Y. Mineta
Robert J. Routs
William G. Ouchi

Compensation/Organization Committee
H. Frederick Christie, Chair
James H. Fordyce
S. Malcolm Gillis
Linda Griego
William G. Ouchi

Nominating and Governance Committee
William G. Ouchi, Chair
H. Frederick Christie
Linda Griego
Robert J. Routs
William P. Rutledge

Planning, Finance and Investment Committee
Robert J. Lowe, Chair
Francis S.Y. Bong
James H. Fordyce
S. Malcolm Gillis
Norman Y. Mineta
Robert J. Routs
Daniel R. Tishman

        Audit Committee.    The Audit Committee of our Board of Directors consists of William P. Rutledge (Chairperson), H. Frederick Christie, Linda Griego, Norman Y. Mineta, Robert J. Routs, and William G. Ouchi. The Audit Committee, which is composed solely of independent directors as defined under Rule 10A-3(b)(1) of the rules of the Securities and Exchange Commission and the regulations of the New York Stock Exchange, makes recommendations to our Board of Directors regarding the selection of independent auditors, reviews the results and scope of the audit of our financial statements and other services provided by our independent auditors, reviews and approves audit fees and all non-audit services and reviews and evaluates our audit and control functions. Our Audit Committee held five meetings during fiscal year 2010. Our Board of Directors has determined that Mr. Rutledge, Chairperson of the Audit Committee, qualifies as an "audit committee financial expert" as defined by the rules under the Securities Exchange Act of 1934. The "Report of the Audit Committee" is included in this proxy statement below.

        Compensation/Organization Committee.    The Compensation/Organization Committee of our Board of Directors consists of H. Frederick Christie (Chairperson), James H. Fordyce, S. Malcolm Gillis, Linda Griego, and William G. Ouchi. (Our Board of Directors has appointed James H. Fordyce as Chairperson of the Compensation/Organization Committee, effective upon H. Frederick Christie's retirement at the 2011 Annual Meeting.) The Compensation/Organization Committee, composed solely of independent directors, as defined under the regulations of the New York Stock Exchange and outside directors for purposes of Section 162(m) under the Internal Revenue Code, oversees our compensation plans and organizational matters. Such oversight includes decisions regarding executive management salaries, incentive compensation and long-term compensation plans as well as Company-wide equity plans for our employees. This committee also reviews the Board of Director's various compensation plans for service on the Board of Directors and its committees, utilizing independent consultants, and oversees benefit plan design and implementation and management succession planning. For further information regarding the Compensation/Organization Committee's processes and procedures for determining executive and non-employee director compensation see "Compensation of Executive Officers and Other Information—Compensation Discussion and Analysis." Our Compensation/Organization Committee held four meetings during fiscal year 2010. The "Report of the Compensation/Organization Committee of the Board of Directors" is included in this proxy statement below.

        Nominating and Governance Committee.    The Nominating and Governance Committee of our Board of Directors consists of William G. Ouchi (Chairperson), H. Frederick Christie, Linda Griego, Robert J. Routs and William P. Rutledge. The Nominating and Governance Committee is composed solely of independent directors, as defined under the regulations of the New York Stock Exchange, and is responsible for recruiting and retaining qualified persons to serve on our Board of Directors, including recommending such individuals to the Board of Directors for nomination for election as directors; for evaluating director independence; and for oversight of our ethics and compliance activities. The Nominating and Governance Committee also considers written suggestions from stockholders, including potential nominees for election, and oversees the corporation's governance programs. This committee also conducts performance evaluations for the class of directors being elected at each annual meeting of stockholders. Our Nominating and Governance Committee held three meetings during fiscal year 2010.

        Planning, Finance and Investment Committee.    The Planning, Finance and Investment Committee of our Board of Directors consists of Robert J. Lowe (Chairperson), Francis S.Y. Bong, James H. Fordyce, S. Malcolm Gillis, Robert J. Routs, Norman Y. Mineta, and Daniel R. Tishman. The Planning, Finance and Investment Committee reviews our corporate finance programs, proposed investments and acquisitions, our strategic plans and other strategic initiatives. Our Planning, Finance and Investment Committee held five meetings during fiscal year 2010.

Corporate Governance Guidelines

        Our Board of Directors has adopted corporate governance guidelines that set forth several important principles regarding our Board of Directors and its committees, including Board of Director membership criteria as well as other matters. Our corporate governance guidelines are available for viewing on the "Corporate Governance" area of the "Investors" section of our Web site at www.aecom.com.

Codes of Conduct and Ethics

        We have adopted a code of conduct that describes the professional, legal, ethical, financial and social responsibilities of all of our directors, officers and employees. We require all of our directors, officers and employees to read and acknowledge the code of conduct and provide annual compliance training to all our directors, officers and employees. Our directors, officers and employees are also encouraged to report suspected violations of the code of conduct through various means, including a toll-free hotline, and they may do so anonymously. We also obtain year-end certifications from management personnel confirming compliance with the code of conduct. If we make substantive amendments to the code of conduct or grant any waiver, including any implicit waiver, to our principal executive, financial or accounting officer, or persons performing similar functions or any director, we will disclose the nature of such amendment or waiver in a press release, on our Web site and/or in a report on Form 8-K in accordance with applicable rules and regulations. In addition, we have adopted a separate code of ethics for senior financial officers that imposes specific standards of conduct on employees with financial reporting responsibilities. We also have adopted a global ethical business conduct policy that provides specific guidance to ensure that lawful and ethical business practices are followed while conducting international business activities. Our code of conduct, code of ethics for senior financial officers and ethical business conduct policy are available for viewing on the "Corporate Governance" area of the "Investors" section of our Web site at www.aecom.com and in print to any stockholder that requests it. Any such request should be addressed to AECOM Technology Corporation, 555 South Flower Street, Suite 3700, Los Angeles, California 90071, Attention: Corporate Secretary.

Communications with the Board of Directors

        Our stockholders or other interested parties may communicate with our Board of Directors, a committee of our Board of Directors or a director by sending a letter addressed to the Board of Directors, a committee or a director to AECOM Technology Corporation, 555 South Flower Street, Suite 3700, Los Angeles, California 90071, Attention: Corporate Secretary. All communications will be compiled by our Corporate Secretary and forwarded to the Board of Directors, the committee or the director, as appropriate.

Director Nominations

        The Nominating and Governance Committee of our Board of Directors is charged with identifying, investigating and recommending to the Board of Directors qualified individuals to become directors and assessing at least annually the size and composition of the Board of Directors and recommending any changes to the Board of Directors.

        It is our belief that members of the Board of Directors should have the highest professional and personal ethics and values. The Board's Nominating and Governance Committee annually reviews the appropriate skills and characteristics required of members of the Board of Directors in the context of the current composition of the Board of Directors, the operating requirements of the Company and the long-term interests of stockholders. We believe that, as a whole, the Board of Directors should include individuals that are committed to enhancing stockholder value with sufficient time to effectively carry out their duties. While all directors should possess business acumen, the Board of Directors endeavors to include an array of targeted skills and experience in its overall composition. Criteria that the Nominating and Governance Committee looks for in director candidates include business experience and skills, judgment, independence, integrity, an understanding of such areas as finance, marketing, regulation, end markets, and public policy and the absence of potential conflicts with the Company's interests. While the Nominating and Governance Committee does not have a formal policy with respect to diversity, the Nominating and Governance Committee believes that it is essential that Board members represent diverse viewpoints and backgrounds.

        Our Nominating and Governance Committee will consider stockholder nominations for directors. The Nominating and Corporate Governance Committee evaluates any such nominees that are properly submitted using the same criteria it otherwise employs, as described above. Any recommendation submitted by a stockholder must include the same information concerning the potential candidate and the stockholder and must be received in the time frame required by our Bylaws as is required when a stockholder wishes to nominate a candidate directly. To be timely, the notice must be received not less than 90 nor more than 120 days prior to the date of the first anniversary of the preceding year's annual meeting of stockholders. However, in the event that the date of the annual meeting is advanced more than 30 days prior to such anniversary date or delayed more than 30 days after such anniversary date, notice by the stockholder to be timely must be received no more than 120 days prior to the date of the annual meeting and not less than the later of the close of business (a) 90 days prior to the date of the annual meeting and (b) the tenth day following the day on which the notice of stockholder meeting was mailed or public disclosure of such meeting was made by the Company. To be in proper form, the notice must, as to each person whom the stockholder proposes to nominate for election or re-election as a director, set forth all information concerning such person as would be required in a proxy statement soliciting proxies for the election of directors in a contested election pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (including such person's signed written consent to being named in the proxy statement as a nominee and to serve as a director of the Company, if elected) and a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years between or among such stockholder and beneficial owner, if any, on whose behalf the nomination is being made, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand. In addition, as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is being made, the notice must also state the name and address, as they appear on the Company's books, of such stockholder and such beneficial owner, the class and number of shares of the Company which are owned of record and beneficially by such stockholder and such beneficial owner, a description of any agreement, arrangement or understanding with respect to the nomination between such stockholder or beneficial owner and any other person, including without limitation any agreements that would be required to be disclosed pursuant to Item 5 or Item 6 of Schedule 13D (regardless of whether the requirement to file a Schedule 13D is applicable to the stockholder or beneficial owner) of the Exchange Act, and a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder's notice by, or on behalf of, such stockholder or beneficial owner, the effect or intent of which is to mitigate loss, manage risk or benefit from changes in the share price of any class of the Company's capital stock, or maintain, increase or decrease the voting power of the stockholder or beneficial owner with respect to shares of stock of the Company. Stockholders who wish to nominate candidates for director must do so pursuant to these procedures.

        Dr. Routs was identified to the Nominating and Governance Committee by Spencer Stuart, a third-party executive search firm engaged by the Nominating and Governance Committee. The Nominating and Governance Committee recommended Dr. Routs for election to the Board of Directors.

Director Attendance at Annual Meetings

        AECOM's policy is for directors to attend our annual meetings of stockholders, unless there are extenuating circumstances. All of the then-members of our Board of Directors attended the 2010 annual meeting of stockholders.

Director Compensation

        Information regarding the compensation of our non-employee directors is discussed below in "Compensation of Executive Officers and Other Information—Directors Compensation for Fiscal Year 2010."

Director Retirement Policy

        Our Board of Directors has adopted a director retirement policy which provides that, unless otherwise recommended by the Nominating and Governance Committee and approved by the Board of Directors, directors are expected to retire from the Board of Directors at the end of the term of service during which they turn 72 years of age. Directors who are over 72 years of age and serving on the Board of Directors upon the effective date of the Director Retirement Policy, August 27, 2009, are expected to retire at the later of the end of their current term of service or the 2011 Annual Meeting.

Related Party Transaction Policy

        We have adopted a related party transaction policy, which covers transactions involving in excess of $120,000 between us and our directors, executive officers, 5% or greater stockholders and parties related to the foregoing, such as immediate family members and entities they control. The policy requires that any such transaction be considered and approved by our Audit Committee prior to entry into such transaction. In reviewing such transactions, the policy requires the Audit Committee to consider all of the relevant facts and circumstances available to the Audit Committee, including (if applicable) but not limited to the benefits to the Company, the availability of other sources for comparable products or services, the terms of the transaction and the terms available to unrelated third parties or to employees generally.

        Under the policy, if we should discover related party transactions that have not been approved, the Audit Committee will be notified and will determine the appropriate action, including ratification, rescission or amendment of the transaction.

Certain Relationships and Related Transactions

        Mr. Ronald Yamiolkoski is employed by our subsidiary AECOM USA, Inc. as an Associate Vice President, and he is the brother-in-law of Mr. Richard Newman, our Chairman. Mr. Yamiolkoski has no reporting responsibility to Mr. Newman and, in our fiscal year ended September 30, 2010, Mr. Yamiolkoski received compensation from AECOM USA, Inc. of approximately $228,000. The employment of Mr. Yamiolkoski was entered into more than 30 years ago, prior to the adoption of our related party transaction policy and has since been ratified by the Audit Committee.

        Mr. Tishman, Vice Chairman of the Company, owns a substantial equity interest in, and has certain management rights with respect to, Tishman Hotel & Realty, LP, a Delaware limited partnership ("THR"), which is party to a certain Shared Services Agreement, dated July 14, 2010, between our wholly-owned subsidiary, Tishman Construction Corporation ("TCC") and THR (the "SSA"), pursuant to which TCC provides THR and certain affiliates certain services in exchange for compensation based on an annual budget. The initial term of the SSA expires on July 14, 2015. In our fiscal year ended September 30, 2010, TCC received approximately $275,000 in compensation from THR pursuant to the SSA. THR and TCC are also parties to a certain Occupancy Agreement, dated July 14, 2010 (the "Occupancy Agreement"), pursuant to which THR pays to TCC a portion of the rent payable by TCC for its space in the building located at 666 Fifth Avenue, New York, New York in exchange for the right to use and occupy a portion of such space. THR may terminate the Occupancy Agreement at any time on 30 days notice to TCC. In our fiscal year ended September 30, 2010, TCC received approximately $224,000 in rent from THR pursuant to the Occupancy Agreement.

Stock Ownership Guidelines

        Non-employee directors are subject to stock ownership guidelines which are intended to align their interests with those of our stockholders'. Under the policy, our non-employee directors must maintain at all times while serving as a director, ownership of AECOM stock at the lesser of a multiple of four times the annual retainer or 7,607 shares. The minimum number of shares guideline is updated annually based on the current retainer ($50,000) and the 12 month trailing average AECOM stock price. Shares owned directly or indirectly, deferred stock units, sixty percent of the value of vested but unexercised stock options and sixty percent of unvested restricted stock units are counted toward the guidelines. Non-employee directors have five years after becoming a director to comply with the guidelines. The following table outlines the ownership of our independent non-employee directors as of September 30, 2010.

Non-employee Director	Actual—Shares	Actual—Retainer Multiple
James H. Fordyce	111,460	58.6
S. Malcolm Gillis	63,114	33.2
Linda Griego	22,660	11.9
Norman Y. Mineta	9,067	4.8
William P. Rutledge	97,645	51.3
F. Fredrick Christie	103,212	54.3
Robert J. Lowe	113,628	59.7
William G. Ouchi	68,929	36.2

        All of our non-employee directors exceed the stock ownership guidelines. On December 9, 2010, the Board approved increasing the stock ownership guidelines to five times the annual retainer from the current four times annual retainer.

        Please see the Compensation Discussion and Analysis section for a discussion of the executive stock ownership guidelines applicable to our Named Executive Officers. Such guidelines apply to directors who are also Named Executive Officers of the Company.

EXECUTIVE OFFICERS

        AECOM Technology Corporation's executive officers are as follows:

Name	Age*	Position(s) Held
John M. Dionisio	62	Director, President and Chief Executive Officer
Daniel R. Tishman	55	Director, Vice Chairman
Michael S. Burke	47	Executive Vice President, Chief Financial Officer
Jane A. Chmielinski	57	Executive Vice President, Chief Corporate Officer
James M. Jaska	59	Executive Vice President, Government
Alan P. Krusi	55	Executive Vice President, Corporate Development
Nigel C. Robinson	57	Executive Vice President, Geographies
Fredrick W. Werner	57	Executive Vice President, Business Lines

*
As of January 21, 2011

        The following section sets forth certain background information regarding those persons currently serving as executive officers of AECOM Technology Corporation:

        John M. Dionisio was appointed our President and Chief Executive Officer in October 2005, and was elected to our Board of Directors in December 2005. From October 2003 to October 2005, Mr. Dionisio served as our Executive Vice President and Chief Operating Officer. From October 2000 to October 2003, Mr. Dionisio served as President and Chief Executive Officer of our legacy subsidiary DMJM+Harris operation. Mr. Dionisio joined Frederic R. Harris, Inc., the predecessor company to DMJM+Harris, in 1971, where he served in a number of capacities, including Chief Executive Officer from October 1999 to October 2003, President from July 1996 to October 1999, Executive Vice President in charge of U.S. operations from 1993 to 1996 and Manager of the New York Operations and Northern Region Manager from 1992 to 1993. Mr. Dionisio is also a director of Corinthian Colleges, Inc.

        Daniel R. Tishman was named to our Board of Directors and as Vice Chairman of the Company in July 2010 in connection with our acquisition of Tishman Construction Corporation. Previously, he served as Chairman of the Board of Directors and Chief Executive Officer of Tishman Construction., a leading construction management firm, from 2000 to 2010. He is also Vice Chairman and a member of the Board of Tishman Hotel & Realty LP. Mr. Tishman serves on the boards of the Real Estate Board of New York, the Natural Resources Defense Council, the Albert Einstein College of Medicine, National September 11 Memorial & Museum and UJA-Federation of NY. He also has served as an adviser to several government organizations.

        Michael S. Burke was appointed Executive Vice President in May 2006 and was appointed Chief Financial Officer in December 2006. He also served as Chief Corporate Officer from May 2006 to January 2009. Mr. Burke joined AECOM as Senior Vice President, Corporate Strategy, in October 2005. From 1990 to 2005, Mr. Burke was with the accounting firm KPMG LLP. He served in various senior leadership positions, most recently as a Western Area Managing Partner from 2002 to 2005 and was a member of KPMG's Board of Directors from 2000 through 2005. While on the KPMG Board of Directors, Mr. Burke served as the Chairman of the Board Process and Governance Committee and a member of the Audit and Finance Committee. Mr. Burke also serves on the Board of Directors of Rentech, Inc., and is the Chairman of its Audit Committee. Mr. Burke also serves on various charitable and community boards.

        Jane A. Chmielinski was appointed Executive Vice President, Chief Corporate Officer in January 2009. Ms. Chmielinski previously served as Group Chief Executive for Corporate Development from

January 2008 to January 2009, after serving as President and Chief Operating Officer of AECOM's legacy DMJM+Harris operation since October 2005. Prior to that, at DMJM+Harris, she served as Executive Vice President from October 2003 to October 2005 and as Senior Vice President from October 2002 to October 2003. Ms. Chmielinski began her career with DMJM+Harris in June 1993.

        James M. Jaska was appointed Executive Vice President, Government in January 2009. Mr. Jaska previously served as Group Chief Executive of our Government Group from 2005 to January 2009 and was a consultant to us from 2004 to 2005. Prior to joining AECOM, Mr. Jaska served as President of Tetra Tech, Inc. from November 2001 to 2004, after serving as its Vice President, Chief Financial Officer and Treasurer from 1994 to 2001. From 1991 to 1994, Mr. Jaska held several operations and management positions at Alliant Techsystems, Inc. in addition to leading the environmental business venture and having operational responsibility for large government defense plants. From 1981 to 1990, he held various finance and business management positions at Honeywell, Inc. From 1977 to 1981, Mr. Jaska managed regulatory affairs issues dealing with the production of specialty chemicals at Ecolab, Inc. Mr. Jaska also served as an advisor to numerous government and professional committees.

        Alan P. Krusi was appointed Executive Vice President, Corporate Development in January 2009, having served as Executive Vice President since July 2008. Prior to our acquisition of Earth Tech, Inc., Mr. Krusi was Chief Executive of Earth Tech from October 2003 to July 2008. He previously served as Chief Executive of RealEnergy, Inc., a provider of on-site electricity and thermal energy production, from April 2002 to August 2003. From July 1999 to April 2002, Mr. Krusi served as President of the Construction Services division of URS Corporation, where he oversaw an international construction services business specializing in construction management and program management of large public infrastructure projects. Prior to his employment with URS, and over a period of 22 years, Mr. Krusi held a number of technical and management positions within the engineering and construction industries. Mr. Krusi is a member of the Board of Directors of Comfort Systems USA, Inc., a provider of commercial heating, ventilation and air conditioning services.

        Nigel C. Robinson was appointed Executive Vice President, Geographies in January 2009. Mr. Robinson previously served as Group Chief Executive of our Australia, New Zealand, Asia Group and the Middle East Group from 2003 to January 2009. From 2000 to 2003, he was Chief Executive of our Australia, New Zealand and the balance of our Asia businesses. Prior to our merger with Maunsell in 2000, Mr. Robinson was Chief Executive for Maunsell's Australia business and the balance of its Asia business from 1998 to 2000 and served as Director of Maunsell's Queensland, Australia, operations shortly after joining Maunsell in 1989 until becoming Chief Executive in 1998.

        Frederick W. Werner was appointed Executive Vice President, Business Lines in January 2009. Mr. Werner previously served as Group Chief Executive of our U.S. Group from January 2008 to January 2009. He served as Group Chief Executive of our U.S. Infrastructure Group from 2005 to 2008. Prior to that time, Mr. Werner served as President and Chief Operating Officer of AECOM's legacy DMJM+Harris operation from 2003 to 2005. He began his DMJM+Harris career in the Geotechnical Division in 1977, progressing to Vice President and Manager of New Jersey Operations, Senior Vice President and Manager of New York Operations and, finally, to Chief Operating Officer before becoming President.

COMPENSATION OF EXECUTIVE OFFICERS AND OTHER INFORMATION

Compensation Discussion and Analysis ("CD&A")

        The following provides information regarding the compensation and benefit programs in place for the executive officers named in the Summary Compensation Table that follows this Compensation Discussion and Analysis relating to our 2010 fiscal year. Such officers are John M. Dionisio, President and Chief Executive Officer ("CEO"); Michael S. Burke, Executive Vice President, Chief Financial Officer; Nigel C. Robinson, Executive Vice President, Geographies; Jane A. Chmielinski, Executive Vice President, Chief Corporate Officer; James M. Jaska, Executive Vice President, Government; and Richard G. Newman, retired employee Chairman of the Board (collectively, the "Named Executive Officers"). Mr. Newman, who retired from the Company March 31, 2010, continues to serve as non-employee Chairman of the Board and a consultant to our CEO. The CD&A also includes information regarding the overall objectives of our compensation program and each element of compensation that we provide.

Executive Summary

        We are a leading global provider of professional technical and management support services for commercial and government clients around the world. We provide planning, consulting, architectural and engineering design, and program and construction management services for a broad range of projects, including highways, airports, bridges, mass transit systems, government and commercial buildings, water and wastewater facilities and power transmission and distribution. We also provide program and facilities management and maintenance, training, logistics and other support services, primarily for agencies of the U.S. government.

        As a professional services company, our employees are our most valuable resource and are critical to our purpose of creating, enhancing and sustaining the world's built, natural and social environments. In that regard, our compensation programs are one of many key drivers that allow us to attract and retain the employees to achieve our purpose. We believe our compensation programs have been instrumental in allowing us to retain our key executives, including our CEO, Executive Vice President, Geographies and Executive Vice President, Chief Corporate Officer, who have been with the Company over 39, 21 and 17 years respectively. In addition, our compensation programs have supported our ability to hire talented employees from outside of AECOM, such as our Executive Vice President, CFO and Executive Vice President, Government who have joined us in recent years.

        Our compensation programs are designed to provide total reward packages that are competitive with our peer companies, allow us to attract and retain key talent, and provide incentives that promote short and long-term financial growth and stability to continuously enhance stockholder value. Our programs are based on a pay-for-performance model and the majority of our Named Executive Officers' compensation is performance-based. While each element of compensation is considered, the focus of the Compensation/Organization Committee is on providing a performance-based total reward package as a whole. In line with our pay-for-performance philosophy, the total compensation received by our named executive officers will vary based on individual and corporate performance measured against annual and long-term performance goals.

        Despite a challenging economic environment, we delivered strong financial results for fiscal year 2010 as highlighted by the following:

  •
  Revenue growth of 7.0% to $6.5 billion.

  •
  Net Income growth of 24.9% to $237 million.

  •
  Earnings per share from continuing operations growth of 20.6%, the third consecutive year of growth exceeding 20%.

  •
  A 54.7% increase in our backlog to $14.7 billion.

        Please see "Management's Discussion and Analysis of Financial Conditions and Results of Operations" in our Annual Report on Form 10-K for a more detailed description of our fiscal year 2010 financial results. The results, as well as the factors described throughout the CD&A, were key factors in the determination of compensation for our Named Executive Officers.

        While the key components of our executive officer compensation program have remained substantially unchanged in recent years, we continually evaluate them to ensure they are meeting our objectives and are consistent with good governance practices. During fiscal year 2010, we implemented or changed several compensation practices including:

  •
  Implementation of a compensation risk assessment process to ensure our programs and policies do not create risks that are reasonably likely to have a material adverse effect on the Company.

  •
  Established annual incentive targets for our Named Executive Officers to provide additional clarity regarding the annual incentive opportunity available and allow for easier comparison of opportunity amongst our peers.

  •
  Increased our CEO stock ownership guideline to six times base salary and increased our Board of Director stock ownership guideline to five times the annual retainer.

These changes serve to enhance our existing corporate governance practices which include:

  •
  The Compensation Committee's engagement of its own independent consultant that does not provide any services to management.

  •
  No employment agreements or multi-year compensation guarantees for any of our Named Executive Officers.

  •
  Our Change in Control Severance Policy does not provide severance benefits unless there is a change in control and an eligible termination ("double trigger"), equity awards do not automatically accelerate upon a change in control and severance benefits do not exceed two times base salary and average bonus for any executive.

  •
  We do not provide tax gross-up on perquisites or under our Change in Control Severance Policy.

  •
  The Company's insider trading policy prohibits hedging or monetization transactions, such as zero-cost collars and forward sale contracts, involving Company securities by directors and executive officers.

  •
  Our 2006 Stock Incentive Plan prohibits re-pricing of stock options without stockholder approval.

The Compensation/Organization Committee

        Under its charter, the Compensation/Organization Committee of the Board of Directors has the sole authority to determine and approve compensation for our CEO and reviews and approves management's recommendations for the other Named Executive Officers and executives as defined by Section 16 of the Securities Act of 1934. In addition, the Compensation/Organization Committee, which is comprised solely of independent directors and provides reports to the Board of Directors, reviews and approves compensation programs, oversees our executive compensation philosophy and strategy, and ensures that proper due diligence, deliberations, and reviews of executive compensation are conducted. The Compensation/Organization Committee is also responsible for reviewing the compensation for the members of our Board of Directors and submits any modifications for approval to the Board of Directors.

        With respect to compensation for each of our Named Executive Officers (other than Mr. Dionisio), the Compensation/Organization Committee, with assistance from its independent consultant (described below), reviews recommendations from Mr. Dionisio regarding compensation, considers each executive's overall performance (without weighting any specific factors) as well as the number of years each executive has served in his/her current role and determines each executive's compensation. For fiscal year 2010, the Compensation/Organization Committee approved Mr. Dionisio's recommendations as proposed.

        The Compensation/Organization Committee, with assistance from its independent consultant, determines Mr. Dionisio's compensation after taking into account its overall determination of Mr. Dionisio's performance (without weighting any specific factors).

Role of Management in Establishing Compensation

        Mr. Dionisio reviews compensation data and analysis for each component of executive compensation for our Named Executive Officers (other than with respect to his own compensation), including payout amounts for annual incentive awards. This information is provided by the Compensation/Organization Committee's independent consultant. In addition, our Human Resources staff (sometimes with assistance from management's compensation consultants, described below) may provide additional compensation data or analysis at the request of Mr. Dionisio. Mr. Dionisio makes recommendations to the Compensation/Organization Committee regarding each component of executive compensation for our Named Executive Officers (other than with respect to his own compensation) and provides the Compensation/Organization Committee with a review of the overall performance and accomplishments, taking into account the number of years of service in the current role, for each Named Executive Officer. No Named Executive Officer has a role in approving his or her own compensation.

Consultant to the Compensation Committee

        The Compensation/Organization Committee has the authority to retain the services of outside consultants to assist it in performing its responsibilities. In December 2008, the Compensation/Organization Committee engaged Hewitt Associates, Inc. as its independent compensation consultant. In January 2010, the Compensation/Organization Committee's consultant joined the compensation consulting firm Exequity LLP and the Compensation/Organization Committee elected to retain the services of its consultant with Exequity. During fiscal year 2010, the consultant provided data on the compensation and relative performance of peer group companies to the Compensation/Organization Committee, made presentations on regulatory and legislative matters affecting executive compensation, provided opinions on the degree to which compensation arrangements are consistent with market practices, and consulted on other compensation matters as needed. Exequity does not provide any additional services to the Company.

Consultant to Management

        Since fiscal year 2009, management has retained Mercer to assist with compensation design and competitive analysis for our executive employees, including our Named Executive Officers. Mercer has provided market data to assist management with its review of peer group companies, responded to technical and compensation design requests and assisted with other compensation and benefit matters. During fiscal year 2010, Mercer interacted only with management and did not make any recommendations to the Compensation/Organization Committee or its independent compensation consultant.

Benchmarking

        The Compensation/Organization Committee uses market data as an important tool in developing executive compensation packages for our Named Executive Officers. The Compensation/Organization Committee's independent consultant prepared a report to assist in the review and establishment of compensation paid to the Named Executive Officers for fiscal year 2010. This report, using publicly available information as well as published compensation survey data, compares our performance and each element of Named Executive Officer compensation to the performance of and compensation provided to executives serving in comparable positions within our peer group companies and the broader market for executive talent.

        For compensation decisions made in December 2009, the companies in our core peer group included:

  •
  CH2M Hill Companies Limited

  •
  Chicago Bridge and Iron Company

  •
  Fluor Corporation

  •
  Foster Wheeler Ltd.

  •
  Jacobs Engineering Group, Inc.

  •
  Shaw Group

  •
  Tetra Tech, Inc.

  •
  URS Corporation

        In addition, an expanded group of peer companies was utilized which includes the eight core peer companies (listed above) as well as the following:

  •
  Accenture Ltd.

  •
  Computer Sciences Corporation

  •
  EMCOR Group, Inc.

  •
  Granite Construction Incorporated

  •
  KBR, Inc.

  •
  L-3 Communications Holdings, Inc.

  •
  McDermott International, Inc.

  •
  Northrop Grumman Corporation

  •
  Raytheon Company

  •
  SAIC, Inc.

  •
  Tutor Perini Corporation

        The Compensation/Organization Committee believes the core group of companies serves as the appropriate peer group because they are direct business competitors. The expanded peer group companies represent a broader group of related companies in which we compete for executive talent. This expanded peer group provides a more robust sample against which to benchmark compensation, reducing the impact any one company's pay actions will have on market data and better allowing the peer group to withstand industry consolidation and remain relevant over a longer period of time.

        The Compensation/Organization Committee regularly reviews the peer groups and makes any modifications necessary to ensure the group most closely resembles our competitive market for executive talent. In determining any changes, the Compensation/Organization Committee considers numerous financial metrics and AECOM's position relative to the proposed peer companies. In addition to companies within our industry, companies specializing in industrial services or government contracting with sizeable international presence in locations where we operate and compete for talent are considered. No changes were made to the peer groups for fiscal year 2010.

        The independent consultant provided the following comparative financial information for the core and expanded peer groups as part of their December 2009 report for use in determining base salaries and long-term incentive compensation awards for fiscal year 2010. The tables below show AECOM's position relative to each of the peer groups in quartiles. Each quartile contains 25% of the data. Generally, the data is ordered from smallest to largest. For example, the 1st quartile represents the lowest figures and the 4th quartile represents the highest figures.

	Sales	Market Value	Net Income
AECOM rank versus core peers	2nd quartile	3rd quartile	3rd quartile
AECOM rank versus expanded peers	1st quartile	2nd quartile	2nd quartile

	Total Stockholder Return		Return on Equity		Earnings Per Share Growth		EBITDA Growth
	1 year	3 year	1 year	3 year	1 year	3 year	1 year	3 year
AECOM rank versus core peers	4th quartile	4th quartile	1st quartile	2nd quartile	4th quartile	3rd quartile	4th quartile	4th quartile
AECOM rank versus expanded peers	4th quartile	4th quartile	1st quartile	1st quartile	4th quartile	4th quartile	4th quartile	4th quartile

        The independent consultant provided updated comparative financial information for the core and expanded peer groups as part of their December 2010 report for use in determining bonuses for fiscal year 2010.

	Sales	Market Value	Net Income
AECOM rank versus core peers	2nd quartile	2nd quartile	2nd quartile
AECOM rank versus expanded peers	2nd quartile	2nd quartile	2nd quartile

	Total Stockholder Return		Return on Equity		Earnings Per Share Growth		EBITDA Growth
	1 year	3 year	1 year	3 year	1 year	3 year	1 year	3 year
AECOM rank versus core peers	3rd quartile	4th quartile	1st quartile	1st quartile	3rd quartile	4th quartile	4th quartile	4th quartile
AECOM rank versus expanded peers	2nd quartile	3rd quartile	1st quartile	1st quartile	3rd quartile	4th quartile	4th quartile	4th quartile

        Additional compensation benchmarking data for executives was provided from Hewitt's 2009 Executive Compensation database. The independent consultant's December 2009 report provided the Compensation/Organization Committee with market survey information for base salary and short and long-term incentive compensation within both our core and expanded peer group companies and the broader market referred to above.

        The independent consultant's December 2009 report also provided a comparison of the total direct compensation for each of our Named Executive Officers compared to that of our core and expanded peer groups as outlined in the following table.

Named Executive Officer	Total direct compensation position relative to core peer group	Total direct compensation position relative to expanded peer group
President, CEO	2nd quartile	2nd quartile
EVP, CFO	3rd quartile	3rd quartile
EVP, Geographies	1st quartile	1st quartile
Chairman	2nd quartile	2nd quartile

        The compensation positioning for our EVP, Geographies also takes into consideration the additional compensation and benefits provided as part of his international assignment in Dubai, United Arab Emirates. Our EVP, Chief Corporate Officer and EVP, Government were not benchmarked relative to our core and expanded peer groups in 2009 as they were not Named Executive Officers at that time. The independent consultant provided general industry market data for each position from their compensation database.

        To implement the compensation principles outlined in the above Executive Summary, the Compensation/Organization Committee reviews compensation for the Named Executive Officers considering base salary and short and long-term incentive compensation with a focus on the total reward package. We use the 50th percentile of our peer group companies and the broader market as a base line for base salary compensation for our Named Executive Officers, taking into account the experience level of the individuals in their current positions. Short-term compensation or annual incentives for the Named Executive Officers and long-term incentive compensation are based on a comparison between our performance and that of our core and expanded peer groups performance as illustrated in the tables above. Our Compensation/Organization Committee then considers these quantitative performance comparisons and the compensation of executives of the peer group companies in similar positions, as well as subjective, qualitative performance factors they deem important to insure the alignment of our executives' compensation with the goals of our stockholders. The qualitative factors are developed with the CEO for the Named Executive Officers other than the CEO, and by the Compensation/Organization Committee for the CEO. These qualitative factors include important items such as experience, leadership, safety, strategic planning, team building, diversity and succession planning. No specific weighting is given to any of these factors.

        Each of the Named Executive Officers is evaluated based on overall corporate performance. In addition, performance for our Executive Vice President, Chief Corporate Officer, Executive Vice President, Geographies and Executive Vice President, Government, is also evaluated relative to their unique roles and experience in those roles. The performance, growth and strategic accomplishments of our North America business unit, non-North America geography business units and our government business unit factor into the overall evaluation of Ms. Chmielinski, Mr. Robinson and Mr. Jaska, respectively. No specific weighting is given to any of these factors and no specific performance goals are set, except as specifically discussed below.

Elements of Compensation

        The compensation package for our Named Executive Officers generally consists of:

  •
  Base Salary—intended to provide our executives with a competitive salary for their position and experience relative to their peers.

  •
  Short-Term Incentive Compensation—intended to encourage our executives to focus on achievement of the Company's annual financial plan as well as the specific qualitative goals included in our strategic plan.

  •
  Long-Term Incentive Compensation—designed to reward our executives for achieving quantitative and qualitative objectives that are related to our long-term objectives set forth in our five year strategic plan.

  •
  Benefits, Retirement and Perquisite Programs—designed to protect our executives' health and well-being, facilitate the operation of our business, assist in the retention of our current executives and aid in the recruitment of new executives.

        We believe tying our executives' total rewards with the short and long-term objectives of our strategic plan aligns our executives' interests with our stockholders and provides strong retention and motivational incentives for our executives. The majority of our Named Executive Officers' total rewards are based upon performance, including our results of operations as compared to our peer group companies. We believe this pay-for-performance model encourages and motivates the executives' performance in alignment with the best interests of our stockholders and employees. We do not maintain a specific policy regarding the amounts of performance-based and non-performance based compensation. However, in concert with our pay-for-performance philosophy, performance-based compensation (short and long-term incentive compensation) in fiscal year 2010 made up a majority of total direct compensation (performance-based compensation plus annual salary) for each of the Named Executive Officers.

Named Executive Officer	Performance-based compensation as a percentage of total direct compensation
President, CEO	89%
EVP, CFO	82%
EVP, Geographies	67%
EVP, Chief Corporate Officer	76%
EVP, Government	74%
Chairman	76%

        As our financial performance increases relative to our performance targets, goals and the performance of our peer group companies, the Named Executive Officers' potential for additional compensation under the short-term and long-term incentive programs increases. If actual performance falls short of performance targets and goals, total compensation will be reduced. Short-term incentive compensation may be reduced to zero if performance falls short of established goals. A majority of our long-term incentive compensation, as described below, is generally subject to company-wide performance targets for a three-year performance period for the Named Executive Officers. If the Company falls short of its performance targets for the three-year performance period based on a pre-established formula, the payout will be reduced and may be reduced to zero for significant shortfalls. On an annual basis, our Compensation/Organization Committee evaluates past performance, performance of the peer group companies and general market conditions to establish future performance targets and goals.

  Base Salary

        We strive to provide our Named Executive Officers with base salaries that are aligned with their roles and responsibilities and are competitive when compared to our peer companies. We view base salary as an important component of each Named Executive Officer's overall compensation package. Base salaries are reviewed annually and at the time of promotion or other significant changes in responsibilities. The Compensation/Organization Committee sets the base salary of our Named Executive Officers using the median of our peer groups and the broader market for executives as a base line, taking into account the level of responsibility, experience and tenure of the individual, and the amount of performance-based incentives received or granted each year.

        Effective January 2010, each of our Named Executives Officers received base salary increases ranging from one to five percent of base salary with the exception of our EVP, Chief Financial Officer and EVP, Chief Corporate Officer who received increases of seventeen percent and twenty five percent respectively. The increase for our EVP, Chief Financial Officer is reflective of his performance, heightened leadership role within the Company and further accession as strategic advisor to the CEO. The increase for our EVP, Chief Corporate Officer is reflective of her promotion from Group Chief Executive for Corporate Development to EVP, Chief Corporate Officer as well as the addition of responsibilities for overseeing our North America operations.

        The Compensation/Organization Committee has capped our CEO's salary at $1 million in order for the Company to maximize the tax deductibility of his compensation under Section 162 (m) of the Internal Revenue Code but may re-evaluate this in the future. Please refer to the Tax Deductibility of Executive Compensation section below for additional detail.

  Short-Term Incentive Compensation

        Our short-term incentive compensation program allows us to create annual performance criteria that are flexible and that change with the needs of our business. Our CEO and his management team are responsible for the overall performance of the Company in accordance with our strategic operating plan, as approved annually by our Board of Directors, and are evaluated relative to these objectives. Each year, the Compensation/Organization Committee reviews our performance as compared to financial and qualitative goals established by it at the beginning of the year, although the Named Executive Officers do not have target incentive amounts or an explicit formula for determining payouts.

        The measurement criteria for our Named Executive Officers' incentive compensation awards for fiscal year 2010 were key components of our annual strategic operating plan as outlined above in the Benchmarking section. These financial metrics were supplemented by qualitative achievements such as: initiating and completing significant acquisitions, including effective integration; aggressive quality and safety development plans; organizational restructuring; development and implementation of our employee engagement programs; cross-selling and production sharing between our operating groups; and other individual accomplishments. No specific weight is established for each component and certain components may carry more or less influence in the final determination of short-term incentive compensation based on the responsibilities of each of the Named Executive Officers. The Compensation/Organization Committee reviewed Company performance on the measurement criteria above relative to our peer groups and determined, in its sole discretion, the actual short-term incentive compensation paid to the Named Executive Officers taking into account the factors described above. Our performance relative to our peer groups is set forth in the Benchmarking section and the actual amounts of short-term incentive compensation awarded to the Named Executive Officers for fiscal year 2010 are shown in the column labeled "Bonus" in the Summary Compensation Table.

        Unlike in prior years, on August 25, 2010, the Compensation/Organization Committee approved target and maximum short-term incentive levels for each of the Named Executive Officers beginning in fiscal year 2011. These targets provide additional clarity regarding the annual incentive opportunity available to each Named Executive Officer and allow for easier comparison of opportunity amongst our peers. The Compensation/Organization Committee considered the impact of these targets on the total direct compensation position relative to the external market data as well as internal parity among similarly situated executives. The annual incentive opportunity for each of the Named Executive Officers beginning in fiscal year 2011 is as follows:

Named Executive Officer	Annual incentive target as a percent of base salary	Maximum annual incentive as a percent of base salary
President, CEO	175%	350%
EVP, CFO	110%	220%
EVP, Geographies	90%	180%
EVP, Chief Corporate Officer	90%	180%
EVP, Government	90%	180%

  Long-Term Incentive Compensation

        Our long-term incentive compensation program is designed to reward our Named Executive Officers on their achievement in advancing AECOM's long-term performance goals and enhancing stockholder value. Awards are made pursuant to our 2006 Stock Incentive Plan. The Compensation/Organization Committee annually reviews our long-term incentive programs to consider which award vehicles will meet our objectives and create the most efficient long-term incentives taking into account the rate at which we issue equity under our plans, tax impact of awards for the Company, risk/reward profile, total expense, and compensation practices among our peer groups.

        For the 2010 fiscal year, our Compensation/Organization Committee maintained its portfolio approach to long-term incentive compensation and provided awards to our Named Executive Officers that included a combination of performance units under our Performance Earning Program (PEP), time-vested restricted stock units (RSUs) and stock options. Each Named Executive Officer received 50% of his or her long-term incentive compensation in PEP, 25% in RSUs and 25% in stock options. We believe this portfolio approach balances the risk, reward and retention incentive value inherent in each vehicle and aligns our compensation design more closely with our peer companies (listed above).

        Under the Performance Earnings Program for fiscal year 2010 ("PEP2010"), we awarded performance units that are earned based on the Company's financial performance and continued employment over a three fiscal year performance period. The Compensation/Organization Committee establishes objective performance criteria for each PEP award period. As with the awards for fiscal years 2008 and 2009, the PEP2010 awards are based on the three-year performance of two corporate objectives: (1) growth in EBITA and (2) return on investment. Growth in EBITA and return on investment are each given a 50 percent weighting in determining overall payout. These objectives are key components of our long-term strategic operating plan. The specific performance goal levels reflect confidential, internal financial targets at the time the awards are established. These goals require a high level of financial performance to be achieved over the three-year period and payouts may range from 0% to 200% of target for PEP2010. As was the case with the awards granted for prior performance periods, the goals for the PEP2010 performance period are challenging but, we believe, achievable. Payouts under the 2008, 2007, 2006 and 2005 programs were 120%, 100%, 100% and 91% of target, respectively.

        RSUs convert to an equivalent number of AECOM shares of stock provided that the individual remains employed by the Company approximately three years from the date of grant. Stock options provide each individual with the option to purchase AECOM common stock in the future based on the share price on the option grant date. Stock options vest one-third per year with complete vesting three years from the date of grant and have an exercise price equal to the fair market value (closing stock price) of our common stock on the date the option is granted.

        Our CEO provides the Compensation/Organization Committee with a recommended total dollar pool for long-term incentive awards to all Named Executive Officers as well as other key executives, excluding the CEO. In determining the size of the pool, the CEO primarily considered the size of previous pools relative to the growth in our Company earnings and in eligible employees, the accounting expense, the number of shares that would be granted relative to our common shares outstanding and the external competitiveness of individual awards. The Compensation/Organization Committee, which accepted the CEO's pool recommendation for fiscal year 2010, then reviews the compensation consultant's report described above, including the comparable total direct compensation amounts of peer companies and determines the long-term incentive value to be awarded to the Named Executive Officers, including the CEO. We determine the appropriate dollar amount of long-term incentive compensation and then convert that value into a specific number of units or options, as applicable, based on the fair market value of our common stock on the date of grant. With the total reward package in mind, the actual awards granted for fiscal 2010 by the Compensation/Organization Committee to each of the Named Executive Officers considered the compensation consultant's report on long-term incentive awards for comparable positions within the peer group companies described above, as well as the executive's experience, qualitative results, individual contributions, scope of responsibility and retention risk. The awards provided to each Named Executive Officer for fiscal year 2010 can be found in the columns labeled "Stock Awards" and "Option Awards" of the Summary Compensation Table.

        The three-year performance period for our Performance Earnings Program for fiscal years 2008 - 2010 ("PEP2008") closed at the end of fiscal year 2010. Given AECOM's achievement of the PEP2008 goals, our Named Executive Officers received payments from PEP2008 at 120% of target award amounts. See the Outstanding Equity Awards at Fiscal Year-End 2010 table for further details.

  Stock Ownership Guidelines

        Our Named Executive Officers are subject to stock ownership guidelines to provide another basis for aligning their interests with those of our stockholders, by ensuring our senior officers maintain a personal equity investment in AECOM. Under the guidelines, our CEO and Chairman must maintain ownership of AECOM stock at the lesser of five times base salary or a specified number of shares and the other Named Executive Officers at the lesser of three times base salary or a specified number of shares. The minimum number of shares guideline is updated annually based on each executive's salary and the 12 month trailing average AECOM stock price. Shares owned directly and indirectly, deferred stock units, unvested PEP units and other restricted stock units and vested stock options and shares are counted toward the guidelines. All share amounts that are pre-tax are reduced in value under the guidelines by forty percent to cover expected tax withholding. Executives have five years to comply with the guidelines. The following table outlines the ownership of our Named Executive Officers as of September 30, 2010.

Named Executive Officer	Guideline— Shares	Guideline— Salary Multiple	Actual— Shares	Actual— Salary Multiple
President, CEO	190,186	5.0	671,098	17.6
EVP, CFO	77,025	3.0	227,641	8.9
EVP, Geographies	59,909	3.0	201,257	10.1
EVP, Chief Corporate Officer	57,056	3.0	92,955	4.9
EVP, Government	54,203	3.0	75,326	4.2
Chairman	185,432	5.0	1,395,516	37.6

        All of our Named Executive Officers exceed the stock ownership guidelines. Effective April 1, 2010, Mr. Newman became subject to the stock ownership guidelines for non-employee directors, rather than those of a Named Executive Officer. On December 9, 2010, the Board approved increasing the stock ownership guidelines for the CEO from five times salary to six times salary.

  Benefit, Retirement and Perquisite Programs

        General.    Our Named Executive Officers are eligible to participate in benefit plans that are available to substantially all of our employees, including participation in our retirement plans, medical insurance, dental insurance, life insurance, and disability insurance programs. In addition to the benefit plans available to substantially all of our employees, we offer certain additional benefits to our executive officers and, where applicable, other senior officers. We believe these additional benefits are consistent with our overall compensation philosophy and are designed to ensure that we can effectively retain our executives (including the Named Executive Officers) and compete for new executive talent. These additional benefits consist of the following:

  •
  Executive Life Insurance.  All of the Named Executive Officers except for the Executive Vice President, Geographies, are eligible to participate in the U.S. Executive Life Insurance plan on an annual basis. This plan is in addition to the basic life insurance program which is open to a large majority of AECOM employees. The Executive Life Insurance plan provides up to an additional $800,000 in coverage.

  •
  Executive Medical Insurance.  Our Named Executive Officers, except for the Executive Vice President, Geographies, the Executive Vice President, Chief Corporate Officer and Executive Vice President, Government, are eligible to participate in the U.S. Executive Medical Insurance plan on an annual basis. This plan is in addition to the basic medical insurance programs that are open to most AECOM employees. The Executive Medical Insurance plan provides up to 100% reimbursement for certain medical expenses up to $75,000 per calendar year. This plan is frozen to new participants.

  •
  Executive Allowance.  Our Named Executive Officers, except for the Executive Vice President, Geographies, also receive an executive allowance, ranging from $20,000 to $40,000 annually, which may be used in their discretion.

        AECOM Retirement & Savings Plan ("RSP").    Our U.S. employees are allowed to make pre-tax, Roth or after-tax contributions of up to 6% of their compensation to this 401(k) plan, and AECOM makes a matching contribution equal to 50% of the employees' contributions (maximum 3% of compensation). In addition, a supplemental company matching contribution of 10% is provided to employees for all contributions in excess of 6% if the participant chooses to invest their contributions in Company common stock.

        AECOM Deferred Compensation Plan ("DCP").    Prior to its closure on December 14, 2009, the U.S. DCP was a nonqualified deferred compensation plan that enabled highly compensated U.S. employees to defer compensation that they might otherwise have contributed to the tax-qualified RSP. The DCP allowed participants to annually elect to defer pre-tax up to 50% of their base salary and up to 100% of any earned annual incentive award. The Company provided a 10% match on any deferrals into AECOM common stock. The match vested after three years of service with the Company. More information on the DCP is available in the Non-qualified Deferred Compensation for Fiscal Year 2010 table.

        In 2009, AECOM decided to close and terminate the DCP. The closure of the DCP was done to create an opportunity for participants to diversify and make liquid their DCP assets, to potentially lower tax expense, to provide greater security for DCP assets and to provide a cash flow benefit to the Company from tax deductions. In accordance with tax code requirements, DCP account balances were distributed to all participants (including all of the Named Executive Officers except for the Executive Vice President, Geographies, who was not a participant) in December 2010.

        Under tax rules contained in Internal Revenue Code Section 409A and the regulations thereunder, as a result of the termination and liquidation of the DCP, AECOM was required to terminate and liquidate all other deferred compensation plans (within the meaning of Section 409A) that are deemed to be of the same type as the DCP. As such, certain RSUs and elections to defer RSUs or PEP awards (including certain awards held by our Chairman) were also cancelled and distributed at the same time as DCP proceeds were distributed.

        Accrual Freeze of the AECOM Pension Plan, Management Supplemental Executive Retirement Plan (MSERP), 1992 Supplemental Executive Retirement Plan (92 SERP) and Excess Benefit Plan.    Effective October 9, 2009, AECOM decided to freeze future accruals to the AECOM Pension Plan, MSERP, 92 SERP and Excess Benefit Plan for all plan participants. The costs of funding the plans were significant and disproportionate to the Company relative to the benefits provided. In addition, certain features of the plans, such as the impact of financial markets on plan assets, exposed AECOM to considerable risk and volatility in funding such plans. Since the October 9, 2009 freeze, participants have not accrued any additional benefits under the plans. Additional information is provided below in the Pension Benefits for Fiscal Year 2010 section.

        AECOM Australia Superannuation Plan.    This plan is a defined benefit fund providing a lump sum benefit to members. The defined benefit plan is closed to new members. Of our Named Executive Officers, only our Executive Vice President, Geographies, is an executive defined benefit member in this plan. Additional information is provided below in the Pension Benefits for Fiscal Year 2010 section.

        Other Benefits.    Our Executive Vice President, Geographies, receives additional benefits as part of his international assignment in Dubai, United Arab Emirates. While on assignment in Dubai at the request of the Company, Mr. Robinson receives a cost of living differential, a location allowance to compensate for any hardship or adverse work or living conditions, an automobile allowance to cover transportation costs, a housing allowance, and a travel allowance for family home visits. Additional detail regarding these allowances is provided in the All Other Compensation column of the Summary Compensation Table.

        Perquisites.    We believe that offering our Named Executive Officers certain limited perquisites, including the Executive Allowance, facilitates the operation of our business, assists in their retention and aids in the recruitment of new executives. We believe the benefits to us of providing these perquisites outweigh their costs. It is our intention to periodically assess our business needs and evolving compensation practices to ensure that our perquisite offerings are competitive and in the best interests of our stockholders.

Change in Control Provisions, Severance Benefits and Employment Agreements

        Effective March 5, 2009, the Company adopted the AECOM Technology Corporation Change in Control Severance Policy for Key Executives. The policy was created to provide severance benefits to certain key executives and to make certain that those executives would remain focused on stockholder interests in the event of a corporate transaction, including the Named Executive Officers (except for our Chairman, who ceased to be an employee during fiscal year 2010), in connection with a change in control of the Company and an involuntary termination.

        The policy provides the following benefits upon termination without cause or for good reason following a change in control:

  •
  A lump sum severance payment equal to a multiple (2 for the CEO and Chairman, and 1.5 for the other Named Executive Officers) of the sum of each individual's base salary and average bonus (the average of the bonus paid for the three fiscal years preceding the year of termination);

  •
  Continuation of group health benefits for the number of years equal to the severance multiple;

  •
  Accelerated vesting of all time vested equity awards, including stock options and RSUs; and

  •
  Accelerated vesting of performance based awards such as PEP awards with payment based on performance achievement through the date of the change in control.

        The policy does not provide a gross-up for excise or other taxes. Additional details can be found under Payments and Benefits upon Termination or Change in Control.

        We also maintain a severance policy for U.S employees, including each of the Named Executive Officers other than the Executive Vice President, Geographies. The Executive Vice President, Geographies is eligible upon termination for statutory severance under United Arab Emirates laws. U.S. employees may be eligible for severance if their employment is terminated due to lack of work, restructuring or reorganization of a group, a reduction in force with no reasonable offer of an internal transfer, elimination of a job or position, or voluntary acceptance of a Company initiated retirement program. A release agreement must be signed in order to receive severance pay. Employees with a title of Vice President or above are eligible for 12 weeks of base pay regardless of years of service.

        We typically do not enter into employment agreements with our executives except in limited circumstances such as to ensure the retention of an executive for a period of time after an acquisition. We do not have any employment agreements in effect with any of our Named Executive Officers, including our CEO. We have an employment letter for our Executive Vice President, Geographies, outlining the conditions of his international assignment, including various allowances (described above in Other Benefits) but the letter does not guarantee continued employment or provide post termination benefits.

        Effective March 31, 2010, Mr. Newman retired as our executive Chairman of the Board and transitioned into serving as our non-employee Chairman of the Board. We entered into a consulting agreement with Mr. Newman effective April 1, 2010 through March 31, 2011. The agreement may be extended annually upon mutual agreement. Under the agreement Mr. Newman will serve as a special advisor to the CEO and receive the following compensation:

  •
  Annual Consulting Fee of $1,044,000;

  •
  Eligibility for an incentive fee at the discretion of the CEO and Compensation/Organization Committee; and

  •
  Continued coverage or reimbursement for participation in AECOM benefit plans, and other dues, fees and expenses.

        Effective April 1, 2010, Mr. Newman became eligible for compensation under our Non-Employee Director Compensation Policy. Additional detail regarding Mr. Newman's compensation as an employee, consultant and non-employee director can be found in the Summary Compensation Table.

Clawback Provisions

        The Company does not currently have a policy requiring a fixed course of action with respect to compensation adjustments following later restatements of financial results beyond what is required under the Sarbanes-Oxley Act. Under those circumstances, the Compensation/Organization Committee would evaluate whether compensation adjustments are appropriate based upon the facts and circumstances surrounding the restatement. Under the Dodd-Frank Wall Street Reform and Consumer Protection Act ("Dodd-Frank"), Companies are required to adopt a policy to recover certain compensation in the event of a material accounting restatement. AECOM will adopt a policy as required by Dodd-Frank when final regulations have been provided by the Securities and Exchange Commission and the New York Stock Exchange.

Hedging

        The Company's insider trading policy prohibits all directors, executive officers (as defined by Section 16 of the Securities Act of 1934) and certain other employees designated as insiders from engaging in any hedging or monetization transactions, such as zero-cost collars and forward sale contracts, involving Company securities.

Tax Deductibility of Executive Compensation

        Section 162(m) of the Internal Revenue Code limits a company's federal tax deduction on compensation paid in excess of $1 million a year to the Chief Executive Officer and the other Named Executive Officers other than the Chief Financial Officer. The IRS' limitation does not apply to compensation that qualifies as "performance-based" under federal tax law. In addition, transition rules exempt certain compensation paid under plans, such as our 2006 Stock Incentive Plan, in existence before our initial public offering. Our policy is to structure, to the extent practicable, compensation arrangements with our executive officers that are fully deductible under federal tax law unless the benefit of such deductibility is outweighed by our corporate objectives.

        We will continue to monitor the deductibility of executive compensation pursuant to Section 162(m) and will take appropriate action if and when it is warranted. Since corporate objectives may not always be consistent with the requirements for full deductibility, we are prepared, when appropriate, to enter into compensation arrangements under which payments may not be deductible under Section 162(m). Thus, deductibility will not be the sole factor used in ascertaining appropriate levels or modes of compensation. At the 2011 Annual Meeting, stockholders are being asked to approve the Company's performance goals under the 2006 Plan to ensure that incentives under the 2006 Plan will continue to qualify as performance-based compensation for deductibility under Section 162(m).

        During fiscal year 2010 stockholders approved our Executive Incentive Plan to ensure that incentives under the plan, which may be in cash and/or equity incentive awards under our 2006 Stock Incentive Plan, will continue to qualify as performance-based compensation for deductibility under Section 162(m). In addition, the Compensation/Organization Committee elected to cap the 2010 salary increase for Mr. Dionisio in order to maximize deductibility of his compensation.

Accounting Standards

        Financial Accounting Standards Board Accounting Standards Codification Topic 718 (which formerly was referred to as SFAS 123R), requires a charge to compensation expense for the fair value of equity compensation awards. Grants of stock options, RSUs, and PEP awards under the Company's 2006 Stock Incentive Plan are accounted for under Codification Topic 718. The Compensation/Organization Committee considers the accounting implications of significant compensation decisions, particularly in connection with decisions that relate to AECOM's long-term incentive awards.

REPORT OF THE COMPENSATION/ORGANIZATION COMMITTEE OF
THE BOARD OF DIRECTORS

        The Compensation/Organization Committee has reviewed and discussed with management the Compensation Discussion and Analysis and, based on such review and discussions, recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company's Annual Report on Form 10-K and this Proxy Statement.

Respectfully submitted,
H. Frederick Christie, Chairperson James H. Fordyce S. Malcolm Gillis Linda Griego William G. Ouchi

Executive Compensation Tables

        The following tables provide information regarding the compensation awarded to or earned during our Fiscal Year ("FY") ended September 30, 2010 by our principal executive officer ("PEO"), our principal financial officer ("PFO"), the three most highly compensated executive officers other than the PEO and PFO and one former executive officer, our Chairman of the Board, who transitioned to our non-executive Chairman and a consultant to the Company on March 31, 2010.

Summary Compensation Table for Fiscal Years Ended September 30, 2010, 2009 and 2008

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)		Option Awards ($)(4)		Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)		All Other Compensation ($)		Total ($)
John M. Dionisio	2010	$997,506	$3,000,000	$3,750,019		$1,250,001		$0	$240,382		$151,346	(5)	$9,389,254
President, CEO	2009	$978,479	$2,500,000	$3,200,012		$800,007		$0	$222,469		$77,766		$7,778,733
(PEO)	2008	$956,543	$2,000,000	$3,750,078		$0		$0	$344,007		$99,216		$7,149,844
Michael S. Burke	2010	$650,021	$1,000,000	$1,500,008		$500,004		$0	$0		$118,229	(6)	$3,768,262
EVP, CFO (PFO)	2009	$561,776	$800,000	$1,360,031		$340,008		$0	$0		$109,487		$3,171,302
	2008	$522,926	$625,000	$1,774,964		$0		$0	$0		$107,370		$3,030,260
Nigel C. Robinson	2010	$518,771	$550,000	$375,014		$125,001		$0	$362,705	(8)	$450,995	(9)	$2,382,486
EVP, Geographies(7)	2009	$493,250	$500,000	$320,030		$80,008		$0	$0		$348,651		$1,741,939
Jane A. Chmielinski	2010	$475,010	$600,000	$750,004		$250,002		$0	$0		$59,688	(10)	$2,134,704
EVP, Chief Corporate Officer
James M. Jaska	2010	$473,793	$525,000	$600,003		$200,002		$0	$0		$167,227	(11)	$1,966,025
EVP, Government
Richard G. Newman	2010	$473,760	$1,000,000	$542,542	(12)	$267,508	(12)	$0	$0	(13)	$1,033,421	(14)	$3,317,231
Chairman	2009	$935,981	$1,800,000	$1,600,030		$400,008		$0	$70,399		$80,632		$4,887,050
	2008	$918,090	$1,700,000	$1,199,995		$0		$0	$0		$114,177		$3,932,262

(1)
Includes any deferrals to the qualified defined contribution and non-qualified deferred compensation plans. For more information regarding amounts deferred into the non-qualified deferred compensation plan, please refer to the Non-qualified Deferred Compensation Table. 2010 compensation amounts are for a 52-week fiscal year, 2009 compensation amounts are for a 52-week fiscal year and 2008 compensation amounts are for a 53-week fiscal year.

(2)
Includes any deferrals to the non-qualified deferred compensation plan. The FY2010, FY2009 and FY2008 incentive compensation was earned in each fiscal year and paid in December 2010, 2009 and 2008, respectively.

(3)
These amounts represent the grant date fair value of the stock awards issued during the applicable fiscal year. With respect to the PEP awards, these amounts represent the value based on expected performance. The value of the PEP awards based on maximum performance is reflected in the Grants of Plan-based Awards for Fiscal Year 2010 table. The Outstanding Equity Awards at Fiscal Year-End 2010 and the Option Exercises and Stock Vested for FY2010 tables include additional information with respect to all awards outstanding as of September 30, 2010.

Each participant who received a PEP award was awarded a specific number of target units that will be earned by the participant throughout a three-year performance period based on a formula that will include two categories of performance for AECOM. The future value of these PEP grants is dependent upon the performance of the Company during the performance period. Each participant who received a RSU award was awarded a specific number of units that will be earned after three years and paid at a future settlement date. Please refer to the Long-Term Incentive Compensation section of the CD&A in this proxy statement for more details regarding these equity programs.

(4)
These amounts represent the grant date fair value of the option awards issued during the applicable fiscal year. The fair value of these awards is based on the Black-Scholes option pricing model on the date of grant. Assumptions used in the calculation of these amounts are included in "Stock Plans" in note 18 to the Company's audited financial statements for the fiscal years ended September 30, 2010, 2009 and 2008, included in the Company's Annual Reports on Form 10-K filed with the Securities and Exchange Commission.

(5)
This amount includes Company match in the RSP, Company match in the DCP in the amount of $50,000, executive life insurance premiums, executive medical insurance premiums, Company-paid charitable contributions, travel and entertainment expenses for his spouse to Company events, Company-paid parking and a $40,000 executive allowance.

(6)
This amount includes Company match in the RSP, Company match in the DCP, executive life insurance premiums, executive medical insurance premiums, Company-paid charitable contributions, travel and entertainment expenses for his spouse to Company events, Company-paid parking, personal air travel, club membership dues and an executive allowance.

(7)
All amounts, excluding the exception noted below in footnote (8), were valued using the average exchange rate for FY2010, from United Arab Dirham to U.S. Dollars, of 0.27231 excluding stock and option awards which were determined in U.S. Dollars. The Australian Superannuation contributions within the All Other Compensation column were paid in Australian Dollars and converted to U.S. Dollars using the average exchange rate for FY2010 of 0.89994 (all average exchange rate data provided by Oanda.com).

(8)
Mr. Robinson's Pension Value increase from FY2009 to FY2010 was AUD 403,032. We converted this value into a U.S. dollar equivalent of $362,705 based on the FY2010 average exchange rate of 0.8994 (all average exchange rate data provided by Oanda.com).

(9)
This amount includes Superannuation contributions in the amount of $124,607, a cost of living differential in the amount of $30,001, a housing allowance in the amount of $104,190, travel expenses for his spouse and family in the amount of $79,423, location allowance in the amount of $63,002, and automobile driver costs and auto allowance in the amount of $49,772.

(10)
This amount includes Company match in the RSP, Company match in the DCP in the amount of $27,500, executive life insurance premiums, travel expenses for her spouse to company events, and an executive allowance.

(11)
This amount includes Company match in the RSP, executive life insurance premiums, temporary housing and moving expenses in the amount of $121,837, travel expenses for his spouse to Company events, Company-paid parking, club membership dues, auto allowance and an executive allowance. The auto allowance was discontinued in January 2010 when Mr. Jaska became eligible for the executive allowance.

(12)
The Stock Awards and Option Awards in FY2010 for Mr. Newman include the awards he received as an employee and as non-employee Chairman of the Board. Detail for each of these awards may be found in the Grants of Plan-based Awards for Fiscal Year 2010 section below.

(13)
Mr. Newman retired as an employee of the Company on March 31, 2010 and received his entire benefit of $875,411 from the AECOM Technology Corporation Pension Plan during FY2010. Mr. Newman also received an initial payment of $9,059 from the MSERP during FY2010 with a final lump sum of $169,690 payable in October 2010.

(14)
This amount includes executive life insurance premiums for a total of $65,622, executive medical insurance premiums, Company-paid charitable contributions, travel and entertainment expenses for his spouse to Company events, Company-paid parking, personal air travel, club membership dues, an executive allowance, $281,256 in accrued Paid-Time Off (PTO) paid upon retirement, $522,000 in consulting fees and $95,000 in FY 2010 Board retainer and meeting fees.

Grants of Plan-based Awards for Fiscal Year 2010

        The Compensation/Organization Committee typically considers and approves long-term incentive awards in the first quarter of each fiscal year at regular meetings. The grant date for the award has been the date the Compensation/Organization Committee met and approved the awards. In addition, the Compensation/Organization Committee has delegated to the Company's CEO the authority to grant ad hoc awards for employees other than those executives whose award must be approved by the Compensation/Organization Committee. Under this delegation, the CEO may approve awards up to $500,000 to an individual and $1,000,000 in the aggregate between meetings of the Compensation/Organization Committee. Awards approved by the CEO are reported to the Compensation/Organization Committee at their next regularly scheduled meeting. In general, the grant date for ad hoc awards is the 15th of the month following the later of the date the employee is hired or the date the award is approved by the CEO.

        The following table sets forth information with respect to long-term incentive awards granted to Named Executive Officers during FY2010. The long-term incentive awards issued on December 2, 2009 used the following mix: 50% PEPs, 25% RSUs and 25% Stock Options. The long-term incentive awards issued on May 28, 2010 to our Chairman for his service as non-executive Chairman used the following mix: 50% RSUs and 50% Stock Options. Refer to the long-term incentive awards section of the "Compensation Discussion & Analysis" in this proxy statement for more details regarding the various long-term incentive programs. All of the long-term incentive awards in the table below were made pursuant to the Company's 2006 Stock Incentive Plan.

			Estimated Future Payouts Under Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares or Stock/Units	All Other Stock Awards: Number of Securities Underlying Options	Exercise or Base Price of Options Awards ($/Sh)	Maximum Grant Date Fair Value of Stock and Option Awards(2)
Name and Principal Position	Grant Type	Grant Date	Threshold (#)	Target (#)	Maximum (#)
John M. Dionisio	Stock Options	12/02/2009	—	—	—	—	145,349	$24.45	$1,250,001
President, CEO	PEP	12/02/2009	0	102,250	204,500	—	—	—	$5,000,025
	RSU	12/02/2009	—	—	—	51,125	—	—	$1,250,006
Michael S. Burke	Stock Options	12/02/2009	—	—	—	—	58,140	$24.45	$500,004
EVP, CFO	PEP	12/02/2009	0	40,900	81,800	—	—	—	$2,000,010
	RSU	12/02/2009	—	—	—	20,450	—	—	$500,003
Nigel C. Robinson	Stock Options	12/02/2009	—	—	—	—	14,535	$24.45	$125,001
EVP, Geographies	PEP	12/02/2009	0	10,225	20,450	—	—	—	$500,003
	RSU	12/02/2009	—	—	—	5,113	—	—	$125,013
Jane A. Chmielinski	Stock Options	12/02/2009	—	—	—	—	29,070	$24.45	$250,002
EVP, Chief Corporate	PEP	12/02/2009	0	20,450	40,900	—	—	—	$1,000,005
Officer	RSU	12/02/2009	—	—	—	10,225	—	—	$250,001
James M. Jaska.	Stock Options	12/02/2009	—	—	—	—	23,256	$24.45	$200,002
EVP, Government	PEP	12/02/2009	0	16,360	32,720	—	—	—	$800,004
	RSU	12/02/2009	—	—	—	8,180	—	—	$200,001
Richard G. Newman	Stock Options	12/02/2009	—	—	—	—	15,989	$24.45	$137,505
Chairman	Stock Options	5/28/2010	—	—	—	—	14,558	$25.38	$130,003
	PEP	12/02/2009	0	11,248	22,496	—	—	—	$550,027
	RSU	12/02/2009	—	—	—	5,624	—	—	$137,507
	RSU	5/28/2010	—	—	—	5,123	—	—	$130,022

(1)
The target for the PEP2010 awards was 100% of the granted PEP units. The maximum for the PEP2010 awards was 200% of the granted PEP units.

(2)
The Grant Date Fair Value of Stock and Option Awards in this column are based on the following calculations:

•
Stock Option Awards issued on December 2, 2009 are calculated based upon the number of options granted multiplied by the Black-Scholes value of $8.60,vest one-third each year on the annual grant date of December 2 for three years and are exercisable for a period of seven years from the date of grant. The Stock Option Award issued on May 28, 2010 is calculated based upon the number of options granted multiplied by the Black-Scholes value of $8.93, vests 100% on March 31, 2011 and is exercisable for a period of seven years from the date of grant.

•
Assumptions used in the calculation of the Black-Scholes value are included in "Stock Plans" in note 18 to the Company's audited financial statements for the fiscal years ended September 30, 2010, 2009 and 2008, in the Company's Annual Reports on Form 10-K filed with the Securities and Exchange Commission.

•
PEP Awards are calculated based upon the number of target PEP units granted multiplied by the maximum achievement percentage of 200%, in accordance with the terms of the award, multiplied by the common stock price of $24.45 on the day of grant. This PEP award will cliff vest 100% on December 15, 2012 following the close of the three-year performance period, provided the performance conditions are achieved.

•
The grant date fair value of the PEP awards in the table are calculated at the maximum 200% payout. The actual grant date fair value of the PEP awards based on expected performance is $2,500,013 for Mr. Dionisio, $1,000,005 for Mr. Burke, $250,001 for Mr. Robinson, $500,003 for Ms. Chmielinski, $400,002 for Mr. Jaska and $275,014 for Mr. Newman.

•
RSU Awards are calculated based upon the number of RSUs granted multiplied by the common stock price of $24.45 on the day of grant for the awards issued on December 2, 2009. These RSU awards will vest 100% on December 15, 2012 for each of the Named Executive Officers other than the CEO and Chairman whose awards will vest one-third each year on December 15, 2010, 2011 and 2012.

•
RSU Awards are calculated based upon the number of RSUs granted multiplied by the common stock price of $25.38 on the day of grant for the award issued on May 28, 2010. This RSU award will vest 100% on March 31, 2011.

Outstanding Equity Awards at Fiscal Year-End 2010

        The following table sets forth information with respect to all outstanding long-term incentive awards granted to Named Executive Officers as of September 30, 2010.

	Stock Awards
								Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)
Name and Principal Position	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have Not Vested (#)(1)	Market Value of Shares or Units That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)
John M. Dionisio	N/A	145,349	$24.45	12/2/2016	51,125	$1,240,293	PEP2010—153,375	PEP2010—$	3,720,878
President, CEO	32,760	65,521	$23.94	12/1/2015	33,417	$810,696	PEP2009—120,301	PEP2009—$	2,918,502
	40,000	N/A	$10.39	12/2/2011			PEP2008—163,344	PEP2008—$	3,962,725
Michael S. Burke	N/A	58,140	$24.45	12/2/2016	20,450	$496,117	PEP2010—61,350	PEP2010—$	1,488,351
EVP, CFO	13,923	27,847	$23.94	12.1/2015	14,203	$344,565	PEP2009—51,128	PEP2009—$	1,240,365
	20,000	N/A	$12.405	10/3/2012			PEP2008—77,313	PEP2008—$	1,875,613
Nigel C. Robinson	N/A	14,535	$24.45	12/2/2016	5,113	$124,041	PEP2010—15,338	PEP2010—$	372,100
EVP, Geographies	3,276	6,553	$23.94	12/1/2015	3,342	$81,077	PEP2009—12,031	PEP2009—$	291,872
							PEP2008—14,156	PEP2008—$	343,425
Jane A. Chmielinski	N/A	29,070	$24.45	12/2/2016	10,225	$248,059	PEP2010—30,675	PEP2010—$	744,176
EVP, Chief Corporate	4,095	8,191	$23.94	12/1/2015	4,178	$101,358	PEP2009—15,038	PEP2009—$	364,822
Officer	8,000	N/A	$10.39	12/2/2011			PEP2008—10,888	PEP2008—$	264,143
James M. Jaska	N/A	23,256	$24.45	12/2/2016	8,180	$198,447	PEP2010—24,540	PEP2010—$	595,340
EVP, Government	2,457	4,915	$23.94	12/1/2015	2,507	$60,820	PEP2009—9,023	PEP2009—$	218,898
	30,000	N/A	$11.485	5/2/2012			PEP2008—10,888	PEP2008—$	264,143
Richard G. Newman	N/A	14,558	$25.38	5/28/2017	5,123	$124,284	PEP2010—16,872	PEP2010—$	409,315
Chairman(5)	N/A	15,989	$24.45	12/2/2016	5,624	$136,438	PEP2009—60,151	PEP2009—$	1,459,263
	16,380	32,761	$23.94	12/1/2015	16,465	$399,441	PEP2008—52,269	PEP2008—$	1,268,046
	33,500	N/A	$10.39	3/31/2011

(1)
This column represents the number of Restricted Stock Units ("RSU2010 and RSU2009") that were not vested as of September 30, 2010.

(2)
This column represents the number of RSU2010 and RSU2009 that were not vested as of September 30, 2010 multiplied by the September 30, 2010 common stock price of $24.26 per share.

(3)
This column represents the number of PEP2010, PEP2009 and PEP2008 units that were not vested as of September 30, 2010. The number of units is based on estimated performance of 150% of target for PEP2010 and 120% of target for PEP2009 and PEP2008.

(4)
This column represents the number of PEP2010, PEP2009 and PEP2008 units that were not vested as of September 30, 2010, adjusted for estimated performance and multiplied by the September 30, 2010 common stock price of $24.26 per share.

(5)
As of September 30, 2010, Mr. Newman holds all of his outstanding equity in the R&C Newman Revocable Trust. These amounts represent all outstanding long-term incentive awards held directly and indirectly by Mr. Newman.

        The table below provides information on the vesting schedules associated with the outstanding long-term incentive awards listed above.

Award Type	Expiration Date	Vesting Schedule
Option-BOD	3/31/2017	Vests 100% on March 31, 2011.
Option	12/2/2016	Vests 1/3rd per year on December 2, 2009, 2010 and 2011.
Option	12/1/2015	Vests 1/3rd per year on December 1, 2008, 2009 and 2010.
Option	10/3/2012	These options are fully vested.
Option	5/2/2012	These options are fully vested.
Option	12/2/2011	These options are fully vested.
Option	3/31/2011	These options are fully vested.
RSU2010-BOD	—	The restricted stock units vest 100% on March 31, 2011.
RSU2010	—	The restricted stock units vest 100% on December 15, 2012 for each of the NEOs other than the CEO and Chairman.
RSU2010	—	The restricted stock units vest 1/3rd per year on December 15, 2010, 2011, and 2012 for the CEO and Chairman.
RSU2009	—	The restricted stock units vest 100% on December 15, 2011.
PEP2010	—	The performance units vest 100% on December 15, 2012, subject to satisfaction of performance conditions.
PEP2009	—	The performance units vest 100% on December 31, 2011, subject to satisfaction of performance conditions.
PEP2008	—	The performance units vest 100% on December 31, 2010, subject to satisfaction of performance conditions.

        All of the PEP, RSU and Stock Option awards become vested based upon the time and performance-based vesting criteria described under the Long-Term Incentive Compensation section in the "Compensation Discussion & Analysis" of this proxy statement.

Option Exercises and Stock Vested for Fiscal Year 2010

        The following table sets forth information with respect to options exercised and stock awards vested by the Named Executive Officers during FY2010.

	Option Awards		Stock Awards
Name and Principal Position	Number of Shares Acquired on Exercise(#)	Value Realized on Exercise($)	Number of Shares Acquired on Vesting(#)	Value Realized on Vesting($)(1)
John M. Dionisio President, CEO	60,000	$1,176,600	137,400	$3,867,810
Michael S. Burke EVP, CFO	—	$0	68,400	$1,925,460
Nigel C. Robinson EVP, Geographies	—	$0	17,800	$501,070
Jane A. Chmielinski EVP, Chief Corporate Officer	5,000	$101,225	8,000	$225,200
James M. Jaska EVP, Government	—	$0	13,200	$371,580
Richard G. Newman Chairman(2)	476,500	$9,170,766	84,600	$2,381,490

(1)
This column reflects amounts vested from PEP07 awards granted on October 1, 2006. The value of such units is based on units earned and vested on December 31, 2009 multiplied by the January 4, 2010, common stock price of $28.15.

(2)
Mr. Newman exercised 440,500 stock options from the R&C Newman Revocable Trust and 36,000 stock options from the R&C Newman Partnership LP.

 Pension Benefits for Fiscal Year 2010

        As of October 9, 2009, AECOM froze all future benefit accruals under the AECOM Technology Corporation Pension Plan, AECOM Technology Corporation Management Supplemental Executive Retirement Plan and 1992 AECOM Technology Corporation Supplemental Executive Retirement Plan.

        AECOM Technology Corporation Pension Plan.    The AECOM Pension Plan is a U.S. defined benefit plan that was adopted in September 1990. Participation in the AECOM Pension Plan was closed to new entrants effective April 1, 1998. Of our Named Executive Officers, only our CEO and Chairman are eligible to receive a retirement pension benefit under the Pension Plan.

        AECOM Technology Corporation Management Supplemental Executive Retirement Plan ("MSERP").    The Company amended the AECOM Pension Plan, effective July 1, 1998, to provide that certain participants including Named Executive Officers (our CEO and Chairman), earning benefits under the AECOM Pension Plan would instead earn identical benefits under a plan known as the Management Supplemental Executive Retirement Plan, or MSERP. The MSERP replaces and provides benefits identical in nature to the AECOM Pension Plan but on an unfunded basis.

        1992 AECOM Technology Corporation Supplemental Executive Retirement Plan ("92 SERP").    In October 1992, we established the unfunded Supplemental Executive Retirement Plan, or 92 SERP, in order to provide some of our U.S. resident executive officers with pre-retirement death benefits and retirement benefits consistent with the level provided by the previous AECOM Pension Plan formula. The 92 SERP requires a participant to have reached the minimum age of 50 and to have worked at AECOM for at least five years. The plan also includes early retirement provisions at age 62 with full retirement benefits.

        Of our Named Executive Officers, only our CEO is eligible to receive any benefits from the 92 SERP.

        AECOM Excess Benefit Plan.    In July of 1996, we established the AECOM Excess Benefit Plan for U.S. participants in the Supplemental Executive Retirement Plans in order to provide only those benefits which the AECOM Pension Plan cannot provide due to federal tax limits. Benefits from the Excess Benefit Plan are unfunded and will reduce, dollar-for-dollar, the pension benefit paid by the Supplemental Executive Retirement Plans.

        Of our Named Executive Officers, only our CEO is eligible to receive any benefits from the Excess Benefit Plan.

        AECOM Australia Superannuation Plan.    This plan is a defined benefit fund providing a lump sum benefit to members. The defined benefit plan is closed to new members. Executive defined benefit members may retire within 10 years of their normal retirement date of age 65 provided they have completed 10 years of plan membership. The benefit is 18.5% of final average salary for each year of pensionable service.

        Of our Named Executive Officers, only our Executive Vice President, Geographies, is an executive defined benefit member in this plan.

        The following table sets forth information with respect to the present value of the accumulated pension benefits for the Named Executive Officers during FY2010. Messrs. Burke, Jaska and Ms. Chmielinski are not eligible to participate in any of the AECOM Pension Plans.

Name and Principal Position	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefits ($)(1)		Payments During Last FY ($)
John M. Dionisio President, CEO	Pension Plan(2)	22.5000	$218,644		$0
	Management Supplemental Executive Retirement Plan(3)	22.5000	$301,926		$0
	1992 Supplemental Executive Retirement Plan(4)	22.5000	$2,566,700		$0
Nigel C. Robinson EVP, Geographies	Australia Superannuation Plan(5)	21.1667	$2,337,646	(6)	$0
Richard G. Newman Chairman	Pension Plan(2)	32.2500	$0		$875,441
	Management Supplemental Executive Retirement Plan(3)	32.2500	$169,690		$9,059

(1)
Present Value of Accumulated Benefits ($)—Liabilities shown in this table are computed using the projected unit credit method reflecting average salary and service (where applicable) as of fiscal year end 2010. The material assumptions used to determine these liabilities can be located in note 11 to our consolidated financial statements found in our Annual Report on Form 10-K, except we assumed no pre-retirement decrements and that retirement occurs on the respective plans' earliest unreduced retirement age. Also, since his election is already in place, we have shown the actual lump sum of $169,690 that Mr. Newman received in October 2010 as the value of his benefit from the AECOM Technology Corporation Management Supplement Executive Retirement Plan.

(2)
AECOM Technology Corporation Pension Plan—The plan's benefit formula is integrated with Social Security and is based on the participant's years of service for the Company and "Final Average Compensation." Effective April 1, 2004, compensation for use in determining the Final Average Compensation was limited to the participant's highest annual compensation for any calendar year during the period beginning January 1, 1994 and ending December 31, 2003. Compensation is further limited to the applicable Internal Revenue Code section 401(a)(17) limit. The plan benefit is limited to the applicable Internal Revenue Code section 415(b) limit. Only employees hired before April 1, 1998 are eligible to participate in the plan. In addition, eligibility for the plan occurs no later than the completion of one year of service. Early retirement age is the first day of any month after age 55, provided the participant has earned five years of service. Compensation is the participant's salary, plus sick pay, overtime pay, shift premiums, contract completion bonuses, incentive compensation bonuses, severance pay paid within 30 days of termination of employment, vacation pay, pre-tax contributions made on the participant's behalf to a Internal Revenue Code Section 125 cafeteria plan and pre-tax contributions to the Retirement and Savings Plan under Internal Revenue Code Section 401(k).

(3)
AECOM Technology Corporation Management Supplemental Executive Retirement Plan (MSERP)—The plan's benefit formula is integrated with Social Security and is based on the participant's years of service for the Company and Final Average Compensation. Effective April 1, 2004, compensation for use in determining the Final Average Compensation was limited to the participant's highest annual compensation for any calendar year during the period beginning January 1, 1994 and ending December 31, 2003. Compensation is further limited to the applicable Internal Revenue Code section 401(a)(17) limit. The plan benefit is limited to the applicable Internal Revenue Code section 415(b) limit. The participant's benefit under this plan is equal to the participant's Total AECOM Pension Plan Benefit minus the benefit payable to the participant under the AECOM Technology Corporation Pension Plan. Only employees hired before April 1, 1998 are eligible to participate in the plan. In addition, eligibility for the plan occurs no later than the completion of one year of service and the participant has to be a member of a select group of management or highly compensated employees, is an officer, is eligible for the AECOM Technology Corporation Incentive Compensation Plan and has been selected by the Compensation/Organization Committee to participate in the plan. Early retirement age is the first day of any month after age 55, provided the participant has earned five years of service. Compensation is the participant's salary, plus sick pay, overtime pay, shift premiums, contract completion bonuses, incentive compensation bonuses, severance pay paid within 30 days of termination of employment, vacation pay, pre-tax contributions made on the participant's behalf to a Internal Revenue Code Section 125 cafeteria plan and pre-tax contributions to the Retirement and Savings Plan under Internal Revenue Code Section 401(k).

(4)
1992 AECOM Technology Corporation Supplemental Executive Retirement Plan—The plan's benefit formula is integrated with Social Security and is based on the participant's years of service for the Company and Final Average Compensation. Effective April 1, 2004, compensation for use in determining the Final Average Compensation was limited to the participant's highest annual compensation for any calendar year during the period beginning January 1, 1994 and ending December 31, 2003. The participant's benefit under this plan is equal to the participant's Unlimited AECOM Pension Plan benefit minus the benefit payable to the participant under the AECOM Technology Corporation Management Supplemental Executive Retirement Plan and the AECOM Technology Corporation Pension Plan. The 92 SERP benefit in the above table includes the benefit payable from the AECOM Excess Benefit Plan, which was established in 1996 to provide benefits which the AECOM Pension Plan cannot provide due to federal compensation and benefit limits. Only employees hired before April 1, 1998 are eligible to participate in the plan. In addition, eligibility for the plan occurs when the participant is a member of a select group of management or highly compensated employees, has completed at least five years of Service, is at least 50 years old and has been selected by the Board of Directors to participate in the plan. Early retirement age is the first day of any month after age 55, provided the participant has earned three years of service. Compensation is the participant's salary, plus sick pay, overtime pay, shift premiums, contract completion bonuses, incentive compensation bonuses, severance pay paid within 30 days of termination of employment, vacation pay, pre-tax contributions made on the participant's behalf to a Internal Revenue Code Section 125 cafeteria plan and pre-tax contributions to the Retirement and Savings Plan under Internal Revenue Code Section 401(k).

(5)
AECOM Australia Superannuation Plan—This Plan is a funded defined benefit plan established on July 1, 1965. The Plan has both a defined benefit and a defined contribution section. The Plan is closed to new defined benefit members. New employees join the defined contribution section. For active defined benefit employees, the Plan provides lump sum benefits to Executive and Staff members on leaving service for any reason. On retirement between age 55 and 65, the benefit is a multiple of Final Average Salary. The benefit accrual rate is 18.5% for Executives and 16.5% for Staff members. On death or total and permanent disablement the benefit is determined as the prospective retirement benefit at age 65; with the unfunded part of this benefit insured. Insured benefits are also payable on temporary disablement for a maximum period of 2 years. On leaving service before age 55, the benefit is the greater of a discounted accrued retirement benefit and an accumulation of contributions with investment earnings (based on contributions of 8% of salary for Executive and 12.5% for Staff members). Staff members contribute 5% of salary.

(6)
Mr. Robinson's present value of accumulated benefit was AUD$2,597,558 converted to $2,337,646 based on an average exchange rate of AUD$1 = $0.89994 (all average exchange rate data provided by Oanda.com).

Non-qualified Deferred Compensation for Fiscal Year 2010

        The following table sets forth information with respect to activity in the non-qualified deferred compensation plan by the Named Executive Officers during FY2010. Mr. Robinson is not eligible to participate in the AECOM Deferred Compensation Plan (DCP).

        For FY2010, participants were allowed to defer the same elements of compensation into the DCP as are allowed to be deferred under the qualified AECOM Technology Corporation Retirement & Savings Plan ("RSP"). The DCP is a non-qualified plan that enables highly compensated employees to defer compensation that they might otherwise have contributed to the tax qualified RSP. Up to 50% of base salary and 100% of any bonus may be deferred into the DCP. Employees may elect to invest in AECOM common stock units or mutual funds. Contributions into AECOM common stock units are credited to the participant's account based on the fair market value of the Company's common stock. Participants were provided a 10% company match, credited in the form of additional common stock units, on all contributions to the AECOM stock fund in the plan; the match is 100% vested after three years of service with the Company. All of the Named Executive Officers with balances in the DCP are 100% vested in their company match.

        The DCP was closed to new contributions effective December 14, 2009 and account balances were distributed beginning on December 15, 2010. For additional information regarding the termination of the DCP, please see the Benefit, Retirement and Perquisite Programs section of the CD&A.

Name and Principal Position	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(4)
John M. Dionisio President, CEO	$528,558	$50,000	$717,452	$0	$9,819,414
Michael S. Burke EVP, CFO	$80,000	$8,000	$(190,651)	$0	$1,665,258
Jane A. Chmielinski EVP, Chief Corporate Officer	$275,000	$27,500	$(36,173)	$0	$1,022,943
James M. Jaska EVP, Government	$0	$0	$(12,151)	$0	$133,519
Richard G. Newman Chairman	$540,000	$0	$(2,248,035)	$0	$25,778,253

(1)
This column represents FY2010 employee contributions to the DCP which are also included in the Salary and Bonus columns of the Summary Compensation Table of this proxy statement.

(2)
This column represents FY2010 Company Matching contributions to the DCP. The values in this column are also included in the All Other Compensation column of the Summary Compensation Table of this proxy statement.

(3)
This column represents the difference in the DCP beginning balance as of October 1, 2009 and the DCP ending balance as of September 30, 2010, less any employee and/or Company matching contributions and any withdrawals and/or distributions during FY2010. The values in this column are not represented in the Summary Compensation Table.

(4)
This column represents the DCP ending balance as of September 30, 2010. A portion of the amounts in this column were reported in the Company's Summary Compensation Table for previous years.

Payments and Benefits upon Termination or Change in Control

        Payments and benefits that would be provided to each Named Executive Officer in addition to those received by all employees (such as 401(k) and paid time off) as a result of certain termination events are set forth in the table below. The amounts shown assume termination of employment effective as of September 30, 2010.

        No Named Executive Officer has an employment agreement that provides for termination severance or change in control benefits.

        Pursuant to the AECOM Technology Corporation Change in Control Severance Policy for Key Executives, the Named Executive Officers (except for Mr. Newman, who ceased to be an employee during fiscal year 2010) in the table below will receive the following benefits:

  •
  Upon a change in control ("single trigger"): (i) full vesting acceleration of equity awards only if the surviving entity does not continue or substitute such awards post-closing; and, (ii) deemed satisfaction of PEP Award targets based on actual performance through the change in control date and conversion of PEPs to unvested restricted stock units that will continue to vest based on continued employment through the time-based vesting period for the PEPs (generally through December 31 following the end of the PEP performance cycle).

  •
  Upon a termination without cause or with good reason within the period that begins 90 days prior to a change in control and ends 18 months following a change in control ("double trigger"): (i) full vesting acceleration of all unvested PEP (but based on actual performance through the change in control date), stock option, restricted stock unit and other equity awards; (ii) a lump sum cash severance payment equal to a multiple (2.0x for CEO and Chairman and 1.5x for other participants) of participant's base salary and average bonus over the 3 years prior to the year of termination (but including only those years in which the participant was employed as a key executive of the Company); and (iii) continued health coverage for number of years equal to the severance multiple (i.e. either two years or eighteen months).

        Pursuant to the terms of AECOM's regular U.S. severance policy, pay is granted to eligible regular full-time and regular part-time fixed schedule employees who are terminated under certain limited circumstances. AECOM retains the right to amend or terminate its severance pay plan at any time without advance notice.

        Any employee who is entitled to severance benefits pursuant to an employment agreement will not be eligible for severance pay pursuant to this policy. Further, this severance policy does not apply to employees who may be subject to alternative severance policies in accordance with the terms and conditions of specific merger and/or acquisition agreements.

        Severance benefits, which are based on the employee's length of service and provide up to 10 weeks' pay, are computed on the basis of the employee's base rate of pay, regular full time or part time fixed classification, most recent date of hire, and regular work schedule at the time of termination, excluding all other types of compensation, such as overtime, shift differential or other salary uplifts, bonuses, commissions and incentives. Employees with a title of Vice President or above are eligible for 12 weeks of base pay regardless of years of service.

        Pursuant to the terms of each of the PEP awards ("Long-Term Incentives" in the tables below) held by our Named Executive Officers, upon the date of a termination of the executive's employment as a result of death or Total and Permanent Disablement, the unvested awards will vest on a pro-rata basis which will then be applied to the percent earned at the time of the event. Total and Permanent Disablement means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. Pro-rata vesting is calculated as the percentage where the denominator is the number of months in the performance cycle of the relevant award and the numerator is the number of whole months from the beginning date of the performance cycle through the date of the executive's termination.

        Details regarding the Company's Change in Control Severance Policy are provided below:

  •
  "Cause" means (i) the commission of an act of fraud or theft against the Company; (ii) conviction (including a guilty plea or plea of nolo contendere) of any felony; (iii) conviction (including a guilty plea or plea of nolo contendere) of any misdemeanor involving moral turpitude which could, in the administrator's opinion, cause material injury to the Company; (iv) a material violation of any material Company policy; (v) willful or repeated non-performance or substandard performance of material duties to the Company which is not cured within 30 days after written notice thereof to the executive; or (vi) violation of any local, state or federal laws, rules or regulations in connection with or during performance of the executive's duties to the Company that could, in the administrator's opinion, cause material injury to the Company, that remains uncured after 30 days notice thereof.

  •
  "Change in Control" means the consummation of the first to occur of: (i) any "person" becomes the "beneficial owner", directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company's then outstanding voting securities; (ii) a change in the composition of the Board occurring within a one-year period, as a result of which fewer than a majority of the directors are "incumbent directors" (those directors serving on the date the policy is adopted and any replacements approved by the Board); (iii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation in which the holders of the Company's outstanding voting securities immediately prior to such merger or consolidation receive, in exchange for their voting securities of the Company in consummation of such merger or consolidation, securities possessing at least fifty percent (50%) of the total voting power represented by the outstanding voting securities of the surviving entity (or ultimate parent thereof) immediately after such merger or consolidation; or (iv) the sale, lease or other disposition by the Company of all or substantially all the Company's assets.

  •
  "Good Reason" means a termination of a participant's employment with the Company by the participant, upon 90 days written notice to the Company and after giving the Company 30 days to cure (if curable), if, other than for cause, any of the following has occurred: (i) any material reduction in the executive's base salary; (ii) a material reduction in the executive's authority, duties or responsibilities, (iii) the material breach by the Company (or any subsidiary) of any written employment agreement covering the executive or (iv) the transfer of the executive's primary workplace by more than fifty (50) miles from the executive's then existing primary workplace; provided, however, that, in each case, the executive resigns within 30 days after the expiration of the Company's cure period referred to above.

Name and Principal Position	Plan Name	Death	Early Retirement and Voluntary Termination	Retirement	Resignation Upon Change in Control	Total and Permanent Disability	Involuntary Termination for Cause	Involuntary Termination Without Cause	Involuntary Termination Upon Change in Control(1)
John M. Dionisio President, CEO	Pension Plan(2)	$102,325	$204,528	$281,644	$204,528	$204,528	$204,528	$204,528	$204,528
	Management Supplemental Exec. Retirement Plan(2)	$141,301	$282,434	$301,926	$282,434	$282,434	$282,434	$282,434	$282,434
	1992 Supplemental Exec. Retirement Plan(2)	$3,581,696	$3,300,217	$3,300,217	$3,300,217	$3,300,217	$0	$3,300,217	$3,300,217
	Long-Term Incentive(3)	$6,590,453	$0	$0	$0	$6,590,453	$0	$0	$12,674,037
	Severance Payment	$0	$0	$0	$0	$0	$0	$230,770	$6,000,003
	Medical Coverage Continuation	$0	$0	$0	$0	$0	$0	$0	$14,772

Name and Principal Position	Plan Name	Death	Early Retirement and Voluntary Termination	Retirement	Resignation Upon Change in Control	Total and Permanent Disability	Involuntary Termination for Cause	Involuntary Termination Without Cause	Involuntary Termination Upon Change in Control(1)
Michael S. Burke EVP, CFO	Long-Term Incentive(3)	$3,223,571	$0	$0	$0	$3,223,571	$0	$0	$5,453,918
	Severance Payment	$0	$0	$0	$0	$0	$0	$155,774	$1,975,034
	Medical Coverage Continuation	$0	$0	$0	$0	$0	$0	$0	$15,104
Nigel C. Robinson EVP, Geographies(4)	Australia Superannuation Plan	$3,415,688	$2,337,646	$2,337,646	$2,337,646	$3,415,688	$2,337,646	$2,337,646	$2,337,646
	Long-Term Incentive(3)	$674,145	$0	$0	$0	$674,145	$0	$0	$1,214,614
	Severance Payment	$105,807	$70,538	$105,807	$70,538	$105,807	$105,807	$105,807	$1,462,500
	Medical Coverage Continuation	$0	$0	$0	$0	$0	$0	$0	$22,899
Jane A. Chmielinski EVP, Chief Corporate Officer	Long-Term Incentive(3)	$776,559	$0	$0	$0	$776,559	$0	$0	$1,725,178
	Severance Payment	$0	$0	$0	$0	$0	$0	$115,387	$1,300,017
	Medical Coverage Continuation	$0	$0	$0	$0	$0	$0	$0	$13,636
James M. Jaska EVP, Government	Long-Term Incentive(3)	$611,287	$0	$0	$0	$611,287	$0	$0	$1,339,206
	Severance Payment	$0	$0	$0	$0	$0	$0	$109,627	$1,287,577
	Medical Coverage Continuation	$0	$0	$0	$0	$0	$0	$0	$18,146
Richard G. Newman, Chairman(5)	Pension Plan(2)	$0	$0	$0	$0	$0	$0	$0	$0
	Management Supplemental Exec. Retirement Plan(2)	$0	$0	$0	$0	$0	$0	$0	$0
	Long-Term Incentive(3)	$2,240,358	$0	$2,240,358	$0	$2,240,358	$0	$0	$0

(1)
Under the Change in Control Severance Policy in the event that any benefit payable constitutes a "parachute payment" within the meaning of Internal Revenue Code Section 280G and would be subject to excise tax imposed by Section 4999 of the Internal Revenue Code, then payments shall be provided either in full or reduced to an amount in which no portion of the benefits would be subject to excise tax, whichever provides the greatest after-tax benefit. The amounts in the table represent the benefits without consideration of reduction to avoid excise tax.

(2)
Present Value of Accumulated Benefits ($)—Liabilities shown in this table for the AECOM Technology Corporation Pension Plan and the AECOM Technology Corporation Management Supplemental Executive Retirement Plan are computed using the same material assumptions used to determine the analogous liabilities located in note 11 to our consolidated financial statements found in our Annual Report on Form 10-K, except that the values provided are the values had the participant terminated and received immediate benefits as of September 30, 2010. In addition, the values provided above for the 1992 AECOM Technology Corporation Supplemental Executive Retirement Plan have been calculated using the plan's lump sum basis, which is a 3.04% interest rate and GAM83 mortality for distributions made during the plan year ending September 30, 2010.

(3)
This row includes the payment of all outstanding RSU2010, RSU2009, PEP2008, PEP2009 and PEP2010 awards upon death, Total and Permanent Disability and Retirement as applicable for each individual. All calculations in this row are based on the AECOM common stock price as of September 30, 2010 which was $24.26 per share.

(4)
All Severance Payment amounts were valued using the average exchange rate for FY2010, from United Arab Dirham to U.S. Dollars, of 0.27231. If Mr. Robinson is involuntarily terminated upon change in control, he would be eligible for severance under our Change in Control Severance Policy for Key Executives. Mr. Robinson is eligible upon termination for statutory severance (End of Service Gratuity) under United Arab Emirates laws for other termination scenarios. Upon Early Retirement and Voluntary Termination as well as Resignation Upon Change in Control, Mr. Robinson is eligible to receive a severance payment based on 14 days of base salary for each year of service, prorated for any partial years worked. Upon termination for all other reasons in the table above, Mr. Robinson would be eligible for a severance payment based on 21 days of base salary for each year of service, prorated for any partial years worked.

Australia Superannuation Plan—This plan is a funded defined benefit plan established on July 1, 1965. The plan has been closed to new defined benefit members. For active defined benefit employees, the plan provides lump sum benefits to Executive members on leaving service for any reason. On retirement between ages 55 and 65, the benefit is 18.5% of the final average salary for each year of pensionable service. On death or total and permanent disablement the benefit is determined as the prospective retirement benefit at age 65; with the unfunded part of this benefit insured. The death benefit is a lump sum equal to 18.5% of current salary multiplied by the number of years of membership in the plan the participant would have had if he had survived and terminated on his normal retirement date. Insured benefits are also payable on temporary disablement for a maximum period of 2 years. On leaving service before age 55, the benefit is the greater of a discounted accrued retirement benefit and an accumulation of contributions with investment earnings (based on contributions of 8% of salary for Executive members).

  Mr. Robinson's values shown above in this row were converted from AUD to USD based on an average exchange rate for FY2010 from Australian Dollars to U.S. Dollars of AUD$1 = $0.89994 (all average exchange rate data provided by Oanda.com). His accumulated benefit was AUD$2,597,558 converted to $2,337,646 and the present value of death benefit and permanent disability benefit was AUD$3,795,462 converted to $3,415,688.

(5)
Mr. Newman transitioned to non-executive Chairman and a consultant to the Company on March 31, 2010. His benefit from the AECOM Technology Corporation Pension Plan was fully distributed and he received a total of $875,441 from the Plan during FY2010. Mr. Newman also received an initial payment of $9,059 from the AECOM Technology Corporation Management Supplemental Executive Retirement Plan during FY2010 with a final lump sum of $169,690 payable in October 2010.

Directors Compensation for Fiscal Year 2010

        The following table sets forth information with respect to the compensation that members of the AECOM Board of Directors received in FY2010. Messrs. Dionisio and Newman are directors shown on the Summary Compensation Table. Mr. Dionisio did not receive separate compensation for activities as a Board member. Prior to his retirement as an employee on March 31, 2010, Mr. Newman did not receive separate compensation for activities as a Board member. Beginning April 1, 2010, Mr. Newman began to receive compensation for activities as a Board member. Messrs. Bong and Tishman are employee directors who are not shown on the Summary Compensation Table and do not receive separate compensation for activities as a Board member.

Director Compensation

        Those of our directors who also serve as officers of the company are not compensated for attending meetings or performing any other function of the Board of Directors. All other directors, except for the non-executive Chairman of the Board, are paid a retainer of $50,000 per year. In addition, these non-employee directors receive the following meeting fees:

  •
  Board of Directors and committee fees of $1,500 per meeting when in person and $1,000 when telephonic;

  •
  Committee Chair fees for Compensation/Organization, Nominating and Governance and Planning, Finance and Investment Committees of $3,000 per meeting when in person and $2,000 per meeting when telephonic instead of the regular committee fees; and

  •
  Audit Committee Chair fees of $4,500 per meeting when in person and $3,000 when telephonic instead of the regular committee fees.

        In lieu of a retainer, our Lead Director is paid the regular meeting fee for attendance at committee meetings, regardless of whether he or she is a member of the committee. Each outside director also receives a $1,000 per day fee for attendance at other qualifying Board-related functions in his or her capacity as a director.

        Each non-employee director, except for the non-executive Chairman of the Board, receives an annual long-term incentive award of $100,000, comprised of 50% in time-vested RSUs and 50% in time-vested stock options to purchase AECOM stock. Each non-employee director who joins our Board of Directors will receive an annual long-term incentive award pro-rated for the number of quarters he or she has served.

        The non-executive Chairman of the Board receives annual compensation equal to $450,000, prorated among the components of retainer, meeting fees and annual long-term incentive awards based on the relative proportion of these amounts paid to other non-employee directors. The annual retainer, meeting fees and annual long-term incentive award equals $130,000, $60,000 and $260,000 ($130,000 in RSUs and $130,000 in shares of options to purchase AECOM stock), respectively. These amounts are paid under the same schedule and terms and conditions as for other non-employee directors. The non-executive Chairman of the Board does not receive any additional compensation for service on the Board other than that described herein.

        Until December 14, 2009, our outside directors were entitled to defer some or all of their annual retainers and meeting fees to our DCP and receive common stock units plus a ten percent (10%) Company match. The DCP was terminated as of December 14, 2009 and account balances were distributed on December 15, 2010 in a single lump-sum payment. For further information regarding the termination of the DCP, please see "Compensation Discussion and Analysis—Benefit, Retirement and Perquisite Programs" above.

Name	Fees Earned or Paid in Cash($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	All Other Compensation ($)(4)	Total($)
Francis S. Y. Bong(5)	—	—	—	—	$795,485
Daniel Tishman(6)	—	—	—	—	$301,455
H. Frederick Christie	$80,500	$50,000	$50,006	$11,849	$192,355
James H. Fordyce	$65,000	$50,000	$50,006	$28,175	$193,181
S. Malcolm Gillis	$68,500	$50,000	$50,006	$16,074	$184,580
Linda Griego	$69,500	$50,000	$50,006	$12,045	$181,551
Robert J. Lowe	$69,000	$50,000	$50,006	$11,945	$180,951
Norman Y. Mineta	$60,000	$50,000	$50,006	$7,287	$167,293
William G. Ouchi	$71,000	$50,000	$50,006	$14,065	$185,071
William P. Rutledge	$75,000	$50,000	$50,006	$7,512	$182,518

(1)
These amounts include annual retainer fees and board and committee meeting fees earned in FY2010. The following directors deferred amounts from their retainer fees and board and committee meeting fees paid in FY2010 into the DCP: Christie—$33,500 Fordyce—$27,000, Gillis—$27,500 and Mineta—$21,500.

(2)
On March 5, 2010, each non-employee director received a RSU grant of $50,000, or 1,744 units, based on a grant price of $28.67. The RSUs become 100% vested and settled in shares of AECOM stock on the first anniversary of the grant date.

The directors have the following number of unvested RSUs outstanding as of September 30, 2010: Christie—1,744, Fordyce—1,744, Gillis—1,744, Griego—1,744, Lowe—1,744, Mineta—1,744, Ouchi—1,744 and Rutledge—1,744.

(3)
On March 5, 2010, each non-employee director received a $50,006 stock option grant to purchase 4,956 shares of AECOM common stock with an exercise price of $28.67 per share. The fair value of these awards is based on the Black-Scholes option pricing model on the date of grant. Assumptions used in the calculation of these amounts are included in "Stock Plans" in note18 to the Company's audited financial statements for the fiscal years ended September 30, 2010, 2009 and 2008, included in the company's Annual Reports on Form 10-K filed with the Securities and Exchange Commission. The options become 100% vested on the first anniversary of the grant date and expire 7 years from the date of grant.

The directors have the following number of stock options outstanding as of September 30, 2010: Christie—48,000 vested stock options and 4,956 unvested stock options, Fordyce—27,500 vested stock options and 4,956 unvested stock options, Gillis—20,000 vested stock options and 4,956 unvested stock options, Griego—50,000 vested stock options and 4,956 unvested stock options, Lowe—56,000 vested stock options and 4,956 unvested stock options, Mineta—30,000 vested stock options and 4,956 unvested stock options, Ouchi—46,000 vested stock options and 4,956 unvested stock options and Rutledge—56,000 vested stock options and 4,956 unvested stock options.

(4)
These amounts include company match on deferred pre-tax contributions from fees earned during FY2010 into the DCP, with the exception of Ms. Griego and Messrs. Lowe, Ouchi and Rutledge; Company matching contributions to charitable organizations, with the exception of Messrs. Lowe, Mineta and Rutledge; Company-paid tickets to sporting events, with the exception of Messrs. Gillis, Mineta and Ouchi; and spousal travel/costs associated with Board events.

(5)
Below is a summary of FY2010 compensation for Mr. Bong, an employee director who has been employed on a part-time basis since April 1, 2009. All amounts were valued using the average exchange rate for FY2010, from Hong Kong Dollars to U.S. Dollars, of HKD$1 = $0.12877 provided by Oanda.com, with the exception of the stock and option awards which were valued in U.S. Dollars.

Name	Year	Salary ($)	Bonus ($)(a)	Stock Awards ($)(b)	All Other Compensation ($)(c)	Total ($)
Francis S. Y. Bong	2010	$228,696	$175,000	$188,942	$202,847	$795,485

(a)
This amount includes the incentive compensation earned in FY2010 and paid in December 2010.

(b)
These amounts represent the grant date fair value of stock awards issued on December 2, 2009 and January 18, 2010. As of September 30, 2010, Mr. Bong had the following outstanding long-term incentive awards: 1,228 vested stock options and 2,458 unvested stock options; 4,833 unvested RSUs; and 18,229 unvested PEP units.

(c)
This amount includes Company match of $75,787 in AECOM shares in the Hong Kong Global Stock Plans, Company contributions to the Hong Kong MFP Pension Plan, travel expenses for his spouse to Company events, travel allowance, housing allowance of $74,172, club membership dues, annual medical costs and an executive allowance.
(6)
As part of our acquisition of Tishman Construction Corporation on July 14, 2010, we entered into an employment agreement with Mr. Tishman to serve as Vice Chairman of the Company. The agreement is for three years and may be extended for successive one-year periods. The agreement provides the following compensation and benefits:

•
An annual base salary of $600,000, which may be increased but not decreased.

•
An annual incentive and long-term incentive compensation target of $600,000 with a minimum guarantee of $550,000.

•
Participation in compensation and benefit programs commensurate with similarly situated executives of the Company.

•
Payment or reimbursement related to the operation and maintenance of an automobile.

•
If terminated by the Company other than for Cause, or by Mr. Tishman for Good Reason, severance pay and benefits continuation for the remainder of the term of the employment agreement, provided Mr. Tishman signs a release and does not compete with the Company or solicit employees from the Company.

Below is a summary of FY2010 compensation for Mr. Tishman.

Name	Year	Salary ($)(a)	Bonus ($)(b)	All Other Compensation ($)(c)	Total ($)
Daniel R. Tishman	2010	$131,538	$125,000	$44,917	$301,455

(a)
This amount includes Mr. Tishman's prorated base salary from July 14, 2010 to September 30, 2010.

(b)
This amount includes the incentive compensation earned in FY2010 but paid in December 2010 and all cash bonuses accrued and paid in FY2010.

(c)
This amount is related to automobile expenses.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        None of the members of the Compensation/Organization Committee of our Board of Directors is a current or former officer or employee of our Company or had any relationships requiring disclosure under Item 404(a) of Regulation S-K. No executive officer of our Company serves as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving on our Compensation/Organization Committee.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        The Audit Committee reviews our financial reporting process on behalf of the Board of Directors. Our management has the primary responsibility for the financial statements and the reporting process. Our independent registered public accounting firm is responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles.

        In this context, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended. In addition, the Audit Committee received from the independent registered public accounting firm the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence and discussed with the independent registered public accounting firm their independence from AECOM Technology Corporation and its management. The Audit Committee has also considered whether the independent registered public accounting firm's provision of non-audit services to us is compatible with the registered public accounting firm's independence.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to our Board of Directors, and the Board has approved, that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2010, for filing with the Securities and Exchange Commission.

Respectfully submitted,
William P. Rutledge, Chairman H. Frederick Christie Linda Griego Norman Y. Mineta Robert J. Routs William G. Ouchi

AUDIT FEES

Independent Registered Public Accounting Firm and Fees

        The following table summarizes the fees for professional audit services provided by Ernst & Young LLP for the audit of the Company's annual, consolidated financial statements for the fiscal years ending September 30, 2010 and 2009, as well as fees billed for all other services provided by Ernst & Young LLP during those same periods:

	2010	2009
Audit Fees	$5,016,000	$4,682,000
Audit Related Fees	245,000	429,000
Tax Fees	1,973,000	1,489,000
All Other Fees	—	—

Total	$7,234,000	$6,600,000

        Audit Fees.    The fees identified under this caption were for professional services rendered by Ernst & Young LLP for fiscal years 2010 and 2009 in connection with the audit of our annual financial statements and review of the financial statements included in our quarterly reports on Form 10-Q. The amounts also include fees for services that are normally provided by the independent public registered accounting firm in connection with statutory and regulatory filings and engagements for the years identified.

        Audit-Related Fees.    The fees identified under this caption were for assurance and related services that were related to the performance of the audit or review of our financial statements and were not reported under the caption "Audit Fees." This category may include fees related to the performance of audits and attestation services not required by statute or regulations; due diligence activities related to acquisitions; contractor's license compliance procedures; and accounting consultations about the application of generally accepted accounting principles to proposed transactions.

        Tax Fees.    The fees identified under this caption were for tax compliance, tax planning, tax advice and corporate tax services. Corporate tax services encompass a variety of permissible services, including technical tax advice related to U.S. and international tax matters; assistance with foreign income and withholding tax matters; assistance with sales tax, value added tax, and equivalent tax related matters in local jurisdictions; preparation of reports to comply with local tax authority transfer pricing documentation requirements; and assistance with tax audits.

        Approval Policy.    The Chairperson of our Audit Committee approves in advance all services provided by our independent registered public accounting firm. All such approvals are reported to the full Audit Committee. All engagements of our independent registered public accounting firm in fiscal years 2009 and 2010 were pre-approved by the Chairperson of the Audit Committee.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information regarding the beneficial ownership of our common stock as of January 3, 2011 by:

  •
  each person or group of affiliated persons who we know beneficially owns more than 5% of our common stock;

  •
  each of our directors and nominees;

  •
  each of our named executive officers; and

  •
  all of our directors and executive officers as a group.

Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws. The table includes the number of shares underlying options and warrants that are exercisable within 60 days from January 3, 2011.

Name And Address Of Beneficial Owner(1)	Amount And Nature Of Beneficial Ownership(2)	Percent Of Class(%)(2)
Bank of America Merrill Lynch(3) Trust Services 1400 Merrill Lynch Drive 3rd Floor South PO Box 1502 Pennington, NJ 08234	11,765,696	9.93%
John M. Dionisio(4)	649,740	*
Richard G. Newman(5)	929,586	*
Francis S.Y. Bong(6)	935,760	*
H. Frederick Christie(7)	109,899	*
James H. Fordyce(8)	136,437	*
S. Malcolm Gillis(9)	59,312	*
Linda Griego(10)	52,851	*
Robert J. Lowe(11)	138,858	*
Norman Y. Mineta(12)	33,679	*
William G. Ouchi(13)	105,000	*
Robert J. Routs(14)	—	*
William P. Rutledge(15)	112,447	*
Daniel R. Tishman(16)	1,307,189	1.10%
Michael S. Burke(17)	178,405	*
Jane A. Chmielinski(18)	76,027	*
James M. Jaska(19)	85,931	*
Nigel C. Robinson(20)	186,016	*
All directors and executive officers as a group (19 persons)	5,303,671	4.45%

*
Indicates less than one percent.

(1)
Unless otherwise indicated, the address of each person in this table is c/o AECOM Technology Corporation, 555 South Flower Street, Suite 3700, Los Angeles, California 90071, Attn: Corporate Secretary.

(2)
Calculated pursuant to Rule 13d-3(d) under the Securities Exchange Act of 1934. Shares not outstanding that are subject to options or warrants exercisable by the holder thereof within 60 days of January 3, 2011 are deemed outstanding for the purposes of calculating the number and percentage owned by such stockholder, but not deemed outstanding for the purpose of calculating the percentage of any other person. Unless otherwise noted, all shares listed as beneficially owned by a stockholder are actually outstanding.

(3)
Bank of America Merrill Lynch Trust Services acts as trustee with respect to our Retirement & Savings Plan ("RSP").

(4)
Common stock includes 153,970 shares subject to options exercisable prior to March 4, 2011 and 87,186 held in our RSP. Common stock also includes 69,200 shares held directly, 322,591 shares held in a brokerage account and 16,793 shares underlying Restricted Stock Units ("RSUs") which settle prior to March 4, 2011.

(5)
Common stock includes 38,090 shares subject to options exercisable prior to March 4, 2011, held in the R&C Newman Revocable Trust, 697 shares held in our RSP and 1,846 shares underlying RSUs which settle prior to March 4, 2011. Common stock also includes 44,392 shares held in the R&C Newman Partnership LP, 12,673 shares held in a brokerage account under the R&C Newman Partnership LP, 165,233 shares held in a brokerage account under the R&C Newman Revocable Trust, 179,931 shares held in the C&R Newman Family Foundation, 243,362 shares held in a brokerage account for the Richard G. Newman 2010 Grantor Retained Annuity Trust and 243,362 shares held in a brokerage account for the Christine H. Newman 2010 Grantor Retained Annuity Trust.

(6)
Common stock includes 2,457 shares subject to options exercisable prior to March 4, 2011, 13,068 shares acquired pursuant to the Performance Earnings Program ("PEP") which vest prior to March 4, 2011 and 1,192 shares underlying RSUs which settle prior to March 4, 2011. Common stock also includes 267,886 shares held by AECOM Global Holdings, Ltd., where Halifax ESS Trustees International acts as trustee, 561,157 shares held in Greenwood Nominees LTD and 90,000 shares held in a brokerage account.

(7)
Common stock includes 48,000 shares subject to options exercisable prior to March 4, 2011, 31,200 shares held in the Christie Family Trust and 30,699 shares held in a brokerage account.

(8)
Common stock includes 27,500 shares subject to options exercisable prior to March 4, 2011, 101,467 shares held by Secotan, LLC and 7,470 shares held in a brokerage account.

(9)
Common Stock includes 20,000 shares subject to options exercisable prior to March 4, 2011 and 39,312 shares held in a brokerage account under Stephen M. Gillis and Elizabeth Gillis Tenants in Common (TIC).

(10)
Common Stock includes 50,000 shares subject to options exercisable prior to March 4, 2011 and 2,851 shares held in a brokerage account.

(11)
Common Stock includes 56,000 shares subject to options exercisable prior to March 4, 2011, 19,000 shares held in the Lowe Family Trust and 63,858 shares held in a brokerage account under the Lowe Family Trust.

(12)
Common Stock includes 30,000 shares subject to options exercisable prior to March 4, 2011 and 3,679 shares held in a brokerage account.

(13)
Common Stock includes 46,000 shares subject to options exercisable prior to March 4, 2011 and 59,000 shares held in the William G Ouchi TR Money Purchase Plan Trust.

(14)
Dr. Routs was appointed as a director on December 9, 2010 and does not yet own shares of our common stock.

(15)
Common Stock includes 56,000 shares subject to options exercisable prior to March 4, 2011 and 56,447 shares held in a brokerage account.

(16)
Common stock includes 1,307,189 shares held directly.

(17)
Common stock includes 67,227 shares subject to options exercisable prior to March 4, 2011 and 23,084 shares held in our RSP. Common stock also includes 3,753 shares held directly and 84,341 shares held in a brokerage account.

(18)
Common Stock includes 25,881 shares subject to options exercisable prior to March 4, 2011 and 12,683 shares held in our RSP. Common stock also includes 3,114 shares held directly and 34,349 shares held in a brokerage account.

(19)
Common Stock includes 42,667 shares subject to options exercisable prior to March 4, 2011 and 3,482 shares held in our RSP. Common stock also includes 8,491 shares held directly and 31,291shares held in a brokerage account.

(20)
Common Stock includes 11,398 shares subject to options exercisable prior to March 4, 2011 and 14,157 shares acquired pursuant to the PEP prior to March 4, 2011. Common stock also includes 26,330 shares held by AECOM Global Holdings, Ltd., where Halifax ESS Trustees International acts as trustee, 11,792 shares held directly and 122,339 shares held in a brokerage account.

 OTHER INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16 of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who beneficially own more than 10 percent of our common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. These Section 16 reporting persons are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16 forms they file.

        To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations from Section 16 reporting persons, we believe that during our fiscal year ended September 30, 2010, all Section 16 reporting persons complied with all applicable filing requirements, except for the following:

  •
  A Statement of Changes in Beneficial Ownership of Securities on Form 4 was not timely filed to report the November 17, 2009 automatic sale of five shares of our common stock owned by Mr. Gillis to fund certain broker fees. The Form 4 reporting the sale of these shares was filed on February 12, 2010.

Incorporation by Reference

        In our filings with the Securities and Exchange Commission, information is sometimes "incorporated by reference." This means that we are referring you to information that has previously been filed with the Securities and Exchange Commission, which information should be considered as part of the filing that you are reading. Our Annual Report on Form 10-K, filed with the Securities and Exchange Commission on November 22, 2010 is incorporated by reference herein, including, but not limited to, Items 7, 7A, 8 and 9. In addition, Items 1, 2 and 3 of Part I of our Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2010 and any other items in that Quarterly Report or any other subsequent reports we file with the SEC expressly updating the above referenced items from our Annual Report on Form 10-K or Quarterly Report on Form 10-Q are incorporated herein by reference. Printed copies of our 2010 Annual Report on Form 10-K and other reports incorporated herein by reference are available upon request without charge by calling Investors Relations at (212) 973-2982, by writing to AECOM Technology Corporation, 555 South Flower Street, Suite 3700, Los Angeles, California 90071, Attention: Corporate Secretary, or requesting online through the Information Request page in the "Investors" section of our Web site: www.aecom.com. Based on Securities and Exchange Commission regulations, the reports of the Compensation/Organization Committee and Audit Committee, included above, are not specifically incorporated by reference into any other filings that we make with the Securities and Exchange Commission. This proxy statement is sent to you as part of the proxy materials for the 2011 Annual Meeting. You may not consider this proxy statement as material for soliciting the purchase or sale of our common stock.

Stockholders Sharing the Same Address

        Stockholders who may have more than one account holding AECOM stock but who share the same address may request to receive only a single set of annual meeting materials. Such requests should be submitted in writing to AECOM Technology Corporation, 555 South Flower Street, Suite 3700, Los Angeles, California 90071, Attention: Corporate Secretary or online through the Information Request page in the "Investors" section of our website: www.aecom.com, or by calling Investors Relations at (212) 973-2982, and we will promptly make the changes that you have requested. Stockholders who choose to receive only one copy of the annual meeting materials will continue to have access to and utilize separate proxy voting instructions.

        If you want to receive a paper proxy or voting instruction form or other proxy materials for purposes of the 2011 Annual Meeting, follow the instructions included in the Notice of Internet Availability of Proxy Materials that was sent to you.

Annual Report on Form 10-K

        Printed copies of our 2010 Annual Report on Form 10-K are available upon request without charge by calling Investors Relations at (212) 973-2982, by writing to AECOM Technology Corporation, 555 South Flower Street, Suite 3700, Los Angeles, California 90071, Attention: Corporate Secretary, or requesting online through the Information Request page in the "Investors" section of our Web site: www.aecom.com.

Stockholder Proposals

  2011 Annual Meeting Proposals

        We were not notified of any stockholder proposals to be made at our upcoming 2011 Annual Meeting, and will therefore be allowed to use our discretionary voting authority if any stockholder proposals are raised at the 2011 Annual Meeting.

  2012 Annual Meeting Proposals

        Stockholders who wish to have proposals considered for inclusion in the proxy statement and form of proxy for our 2012 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must cause their proposals to be received in writing by our Corporate Secretary at the address set forth on the first page of this proxy statement no later than September 23, 2011. Any proposal should be addressed to our Corporate Secretary and may be included in next year's proxy materials only if such proposal complies with our Bylaws and the rules and regulations promulgated by the Securities and Exchange Commission. Nothing in this section shall be deemed to require us to include in our proxy statement or our proxy relating to any annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission.

        In addition, the Company's Bylaws require that the Company be given advance written notice of nominations for election to the Company's Board of Directors and other matters which stockholders wish to present for action at an annual meeting of stockholders (other than matters included in the Company's proxy materials in accordance with Rule 14a-8(e) under the Exchange Act). The Corporate Secretary must receive such notice at the address set forth in the Introduction not later than December 2, 2011 and no earlier than November 4, 2011 for matters to be presented at the 2012 Annual Meeting. However, in the event that the date of the 2012 Annual Meeting is held before February 2, 2012 or after April 2, 2012, for notice by the stockholder to be timely it must be received no more than 120 days prior to the date of the 2012 Annual Meeting and not less than the later of the close of business (a) 90 days prior to the date of the 2012 Annual Meeting and (b) the tenth day following the day on which the notice of the 2012 Annual Meeting was mailed or public disclosure of such meeting was made by the Company. If timely notice is not received by the Company, then the Company may exercise discretionary voting authority under proxies it solicits to vote in accordance with its best judgment on any such stockholder proposal or nomination.

Other Matters

        Our Board of Directors knows of no other matters that will be presented for consideration at the 2011 Annual Meeting. If any other matters are properly brought before the 2011 Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment. It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to vote promptly by either electronically submitting a proxy or voting instruction card over the Internet or by telephone or by delivering to us or your broker a signed and dated proxy card.

By order of the Board of Directors, Christina Ching Corporate Secretary
Los Angeles, California January 21, 2011

ANNEX A

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
of
AECOM Technology Corporation

        FIRST:    The name of the Corporation is AECOM Technology Corporation.

        SECOND:    The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

        THIRD:    The purpose of the Corporation is to engage in any lawful act or activity for which corporations may he organized under the General Corporation Law of Delaware.

        FOURTH:    The total number of shares which the Corporation shall have authority to issue is 308,000,000 divided into 300,000,000 shares of Common Stock, par value $.01 per share (the "Common Stock"), and 8,000,000 shares of Preferred Stock, par value $.01 per share (the "Preferred Stock").

        The Board of Directors of the Corporation (the "Board") is authorized, subject to limitations prescribed by law, the provisions of this Article FOURTH and the Bylaws of the Corporation, to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions hereof.

        The authority of the Board with respect to each series shall include, but not be limited to, determination of the following:

          (a)   The number of shares constituting that series and the distinctive designation of that series;

          (b)   The dividend rate or rates, if any, or the manner of determining the dividend rate or rates, if any, on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

          (c)   Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

          (d)   Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board shall determine;

          (e)   Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or date upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

          (f)    Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

          (g)   The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and

          (h)   Any other relative rights, preferences and limitations of that series.

        1.    COMMON STOCK.    The shares of Common Stock shall have the following powers, preferences, rights, qualifications, limitations and restrictions:

          (a)    Voting Rights.    The holders of the Common Stock shall be entitled to one vote per share on all matters to be voted on by the Corporation's stockholders. Except as otherwise provided by law, the holders of Common Stock, together with the holders of any series of Preferred Stock having the right to vote as a class with the Common Stock, shall vote together as one class on all matters to be voted on by the Corporation's stockholders.

          (b)    Dividends.    Except with respect to any preferential dividends of any series of Preferred Stock, the holders of Common Stock shall be entitled to receive dividends, when, as and if declared by the Board out of funds legally available for such purpose.

          (c)    Conversion Rights.    The Common Stock shall be convertible, at the option of the holder, to such other classes of stock of the Corporation or debt instruments, if any, as the Board of Directors may, at its sole discretion, determine from time to time.

        2.    CLASS B STOCK.    There is hereby established a series of Preferred Stock designated Class B Stock (the "Class B Stock") which will consist of the number of shares and have the following powers, preferences, rights, qualifications, limitations and restrictions set forth below:

          (a)    Number of Shares.    The number of shares of Class B Stock shall be 5,000,000.

          (b)    Limitation as to Ownership.    The Shares of Class B Stock may only be issued to and held by the Trustee of the AECOM Technology Corporation Supplemental Trust.

          (c)    Voting Rights.    Except as otherwise provided in this Section 2(c), the holders of the Class B Stock shall be entitled to one vote per share on all matters to be voted on by the Corporation's stockholders. Except as otherwise provided by law or herein, the holders of Class B Stock, together with the holders of the Common Stock and any other series of Preferred Stock having the right to vote as a class with the Common Stock, shall vote together as one class on all matters to be voted on by the Corporation's stockholders.

          (d)    Dividends.    The holders of Class B Stock shares shall not be entitled to receive any dividends.

          (e)    Liquidation Preference.    In the event of a voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of the Class B Stock shall be entitled to receive, out of the assets of the Corporation legally available therefor, an amount equal to $.01 per share of Class B Stock (the "Liquidation Preference"), and no more, before any payment shall be made or any assets distributed to holders of any class of Common Stock. If upon such liquidation, dissolution or winding up, the available assets of the Corporation for distribution to the holders of capital stock shall be insufficient to permit the payment to such holders of Class B Stock of the full preferential amount as set forth in this Section 2(e), then the entire remaining assets of the Corporation available to be distributed to the holders of the capital stock shall be distributed ratably among the holders of the Class B Stock. A consolidation or merger of the Corporation with or into any other corporation or corporations, or a sale of all or substantially all of the assets of the Corporation, shall not be deemed to be a liquidation, dissolution or winding up within the meaning of this clause.

          (f)    Redemption at the Option of the Corporation.    The Corporation may at any time redeem the whole or any portion of the outstanding shares of Class B Stock by paying therefor in cash an amount per share equal to the Liquidation Preference of a share of Class B Stock (the "Redemption Price"). At least 10 but not more than 60 days prior to the date fixed for redemption (the "Redemption Date"), the Corporation shall mail, postage prepaid, to the holders of record of the shares of Class B Stock at the address of each such holder as it appears on the books of the Corporation, a notice (the "Class B Stock Notice") specifying the Redemption Date and the number of shares held by such holder to be redeemed. On and after the Redemption Date, each holder of shares of Class B Stock shall surrender to the Corporation the certificate or certificates evidencing such shares at the principal executive offices of the Corporation and shall thereupon be paid in cash an amount equal to the number of shares of Class B Stock surrendered multiplied by the Redemption Price. If the Class B Stock Notice shall have been given as provided herein and if on the Redemption Date funds necessary for the redemption shall be available therefor, then on and after the Redemption Date the certificate or certificates representing the shares of Class B Stock shall represent solely the right to receive the Redemption Price.

          (g)    Conversion.    The holders of Class B Stock shall have no conversion rights whatsoever.

          (h)    Status of Redeemed or Repurchased Shares.    All shares of Class B Stock redeemed or repurchased by the Corporation shall be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series.

          (i)    No Sinking Fund.    The shares of Class B Stock shall not be subject to any sinking fund or other obligation on the part of the Corporation to redeem or repurchase.

        3.    CONVERTIBLE PREFERRED STOCK.    There is hereby established a series of Preferred Stock designated Convertible Preferred Stock (the "Convertible Preferred Stock") which will consist of the number of shares and have the following powers, preferences, rights, qualifications, limitations and restrictions set forth below:

          (a)    Number of Shares.    The number of shares of Convertible Preferred Stock shall be 2,500,000.

          (b)    Limitation as to Ownership.    The shares of Convertible Preferred Stock may only be issued and held as provided in Section 6.10 of the Corporation's Bylaws.

          (c)    Voting Rights.    Except as otherwise provided in this Section 1(c), the holders of the Convertible Preferred Stock shall be entitled to one vote per share on all matters to be voted on by the Corporation's stockholders. Except as otherwise provided by law or herein, the holders of Convertible Preferred Stock, together with the holders of the Common Stock and any other series of Preferred Stock having the right to vote as a class with the Common Stock, shall vote together as one class on all matters to be voted on by the Corporation's stockholders. If the equivalent of six quarterly dividends payable on the Convertible Preferred Stock are in arrears, the number of directors of the Corporation will be increased by two and the holders of Convertible Preferred Stock, voting as a class with the holders of shares of any one or more otter series of preferred stock ranking on a parity with the Convertible Preferred stock as to payment of dividends and the distribution of assets and upon which like voting rights have been conferred and are exercisable, will be entitled to elect two directors to fill such vacancies. Such right to elect two additional directors shall continue until all dividends in arrears have been paid or declared and set apart for payment. Each director elected by the holders of shares of the Convertible Preferred Stock and all other classes of preferred stock whose holders are entitled to vote shall continue to serve as such director for the full term for which he or she shall have been elected, notwithstanding that prior to the end of such term such default shall cease to exist.

          (d)    Dividends.    The holders of the Convertible Preferred Stock shall be entitled to receive dividends payable in additional shares of Convertible Preferred Stock at the Applicable Rate determined as set forth in this Section 3(d), Dividends on the Convertible Preferred Stock shall be payable quarterly on each January 1, April 1, July 1 and October 1 of each year (each a "Dividend Payment Date"). Dividends payable on the Convertible Preferred Stock for any period greater or less than a full year shall be computed on the basis of a 365-day year, The Applicable Rate shall be set, as of September 30 of each year for the ensuing 12-month period, by the independent appraiser engaged by the Trustee of the Corporation's Stock Investment Plan at a level that it determines is necessary for the fair value of the Convertible Preferred Stock to be equal to par. In making that determination, the appraiser shall consider the credit worthiness of the Corporation (to determine the "spread" over 12-month U.S. Treasury Bills) and prevailing market rates (i.e. return on 12-month U.S. Treasury Bills).

          (e)    Liquidation Preference.    In the event of a voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of the Convertible Preferred Stock shall be entitled to receive, out of the assets of the Corporation legally available therefor, an amount equal to $100.00 per share of Convertible Preferred Stock (the "Liquidation Preference"), plus any accrued and unpaid dividends to such date, and no more, before any payment shall be made or any assets distributed to holders of any class of Common Stock. If upon such liquidation, dissolution or winding up, the available assets of the Corporation for distribution to the holders of capital stock shall be insufficient to permit the payment to such holders of Preferred Stock of the full preferential amount as set forth in this Section 3(e), then the entire remaining assets of the Corporation available to be distributed to the holders of the capital stock shall be distributed ratably among the holders of the Preferred Stock. A consolidation or merger of the Corporation with or into any other corporation or corporations, or a sale of all or substantially all of the assets of the Corporation, shall not be deemed to be a liquidation, dissolution or winding up within the meaning of this clause.

          (f)    Redemption at the Option of the Corporation.    After a share of the Convertible Preferred Stock has been issued and outstanding for not less than three years, the Corporation may redeem the whole or any portion of such outstanding shares of Convertible Preferred Stock by paying therefor in cash an amount per share equal to one hundred two and one-half percent (102.5%) of the Liquidation Preference of a share of Convertible Preferred Stock (the "Redemption Price"). At least 30 but not more than 60 days prior to the date fixed for redemption (the "Redemption Date"), the Corporation shall mail, postage prepaid, to the holders of record of the shares of Convertible Preferred Stock at the address of each such holder as it appears on the books of the Corporation, a notice (the "Convertible Preferred Stock Notice") specifying the Redemption Date and the number of shares held by such holder to be redeemed. On and after the Redemption Date, each holder of shares of Convertible Preferred Stock shall surrender to the Corporation the certificate or certificates evidencing such shares at the principal executive offices of the Corporation and shall thereupon be paid in cash an amount equal to the number of shares of Convertible Preferred Stock surrendered multiplied by the Redemption Price, plus any accrued and unpaid dividends to the Redemption Date. If the Convertible Preferred Stock Notice shall have been given as provided herein and if on the Redemption Date funds necessary for the redemption shall be available therefor, then on and after the Redemption Date the certificate or certificates representing the shares of Convertible Preferred Stock shall represent solely the right to receive the Redemption Price.

          (g)    Conversion.    After a share of Convertible Preferred Stock shall have been issued and outstanding for not less than one year, on each January 1, April 1, July 1 and October 1 (a "Preferred Conversion Date"), the holder of such shares of Convertible Preferred Stock may convert some or all of such shares of Convertible Preferred Stock held into shares of the Corporation's Common Stock. The number of shares of the Corporation's Common Stock to be received upon conversion shall be determined by dividing (i) the aggregate liquidation preferences and accrued and unpaid dividends to the applicable Preferred Conversion Date of the shares of Convertible Preferred Stock to be converted, by (ii) the per share price of the Corporation's Common Stock on the applicable Preferred Conversion Date.

          (h)    Status of Redeemed, Repurchased, or Converted Shares.    All shares of Convertible Preferred Stock redeemed or repurchased by the Corporation or converted into shares of the Corporation's Common Stock shall be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series.

          (i)    No Sinking Fund.    The shares of Convertible Preferred Stock shall not be subject to any sinking fund or other obligation on the part of the Corporation to redeem or repurchase.

        FIFTH:    (a)    The number of directors constituting the entire Board shall be not less than three nor more than fifteen as fixed from time to time by vote of a majority of the entire Board; provided, however, that the number of directors shall not be reduced so as to shorten the term of any director at the time in office, and provided further, that the number of directors constituting the entire Board shall be nine until otherwise fixed by a majority of the entire Board.

          (b)   The Board shall be divided into three classes, as nearly equal in numbers as the then total number of directors constituting the entire Board permits with the term of office of one class expiring each year. At the annual meeting of stockholders in 2001, directors of the first class shall be elected to hold office for a term expiring at the next succeeding annual meeting, directors of the second class shall be elected to hold office for a term expiring at the second succeeding annual meeting and directors of the third class shall be elected to hold office for a term expiring at the third succeeding annual meeting. Any vacancies in the Board for any reason, and any directorships resulting from any increase in the number of directors, may be filed by the Board, acting by a majority of the directors then in office, although less than a quorum, and any directors so chosen shall hold office until the next election of the class for which such directors shall have been chosen and until their successors shall be elected and qualified. Notwithstanding the foregoing, and except as otherwise required by law, whenever the holders of any one or more series of Preferred Stock shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the terms of the director or directors elected by such holders shall expire at the next succeeding annual meeting of stockholders. Subject to the foregoing, at each annual meeting of stockholders the successors to the class of directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting.

          (c)   Notwithstanding any other provisions of this Certificate of Incorporation or the Bylaws of the Corporation, any director or the entire Board of the Corporation may be removed at any time, but only for cause. Notwithstanding the foregoing, and except at otherwise required by law, whenever the holders of any one or more series of Preferred Stock shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the provisions of section (c) of this Article FIFTH shall not apply with respect to the director or directors elected by such holders of Preferred Stock.

        SIXTH:    The Board shall have power, without stockholder action, to make Bylaws for the Corporation and to amend, alter or repeal any Bylaws.

        The powers and authorities herein conferred upon the Board are in furtherance and not in limitation of those conferred by the laws of the State of Delaware. In addition to the powers and authorities herein or by statute expressly conferred upon it, the Board may exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the laws of the State of Delaware, of this Certificate of Incorporation and of the Bylaws of the Corporation.

        To the full extent permitted by Section 102(b)(7) of the General Corporation Law of the State of Delaware, the personal liability of a director to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director shall be eliminated; provided, however, that such personal liability shall not be eliminated hereby (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, (iv) for any transaction from which the director derived an improper personal benefit, or (v) for any act or omission occurring prior to the date when this provision shall have become effective pursuant to Sections 242, 245 and 103 of the General Corporation Law of the State of Delaware. Elimination of such personal liability is not intended to eliminate or narrow any protection otherwise applicable to directors.

        SEVENTH:    No action required to be taken or which may be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, and the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied.

        EIGHTH:    In addition to any affirmative vote required by law or this Certificate of Incorporation, any Business Combination (as defined below) shall require the affirmative vote of the holders of at least 66 2/3% of the outstanding shares of capital stock of the Corporation represented and voting at a duly held meeting at which a quorum is present. Such affirmative vote shall be required notwithstanding the fact that no vote may otherwise be required, or that some lesser percentage may be specified by law or in any agreement or otherwise.

        The term "Business Combination" as used in this Article shall mean any of the following:

  (i)
  any merger of the Corporation into, or any consolidation of the Corporation with, any other firm, corporation or entity (a "person"), other than any corporation of which a majority of the Voting Securities (as defined below) is owned directly or indirectly by the Corporation; or

  (ii)
  any sale, lease, exchange or other transfer to any individual or person of all or substantially all of the assets of the Corporation (other than a mortgage or pledge of the assets of the Corporation) in one or more related transactions; or

  (iii)
  the adoption of any plan for the liquidation or dissolution of the Corporation.

For purposes of this Article, Voting Securities shall mean all shares of the capital stock of such corporation entitled to vote generally in the election of directors.

        NINTH:    Elections of directors need not be by ballot unless the Bylaws of the Corporation provide otherwise.

        TENTH:    The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in this Certificate of Incorporation, in the manner now or hereafter prescribed by law and this Certificate of Incorporation; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article TENTH.

ANNEX B

AECOM TECHNOLOGY CORPORATION

AMENDED AND RESTATED 2006 STOCK INCENTIVE PLAN

Effective October 1, 2006

Amended and Restated August 25, 2010

AECOM TECHNOLOGY CORPORATION
AMENDED AND RESTATED 2006 STOCK INCENTIVE PLAN

1.     Purpose

        The purpose of the AECOM Technology Corporation Amended and Restated 2006 Stock Incentive Plan (the "Plan") is to advance the interests of the AECOM Technology Corporation (the "Company") by stimulating the efforts of employees, officers, non-employee directors and other service providers, in each case who are selected to be participants, by heightening the desire of such persons to continue in working toward and contributing to the success and progress of the Company. The Plan supersedes the Company's Amended and Restated AECOM Technology Corporation 2000 Stock Incentive Plan and Amended and Restated AECOM Technology Corporation 2006 Stock Incentive Plan for Non-Employee Directors with respect to future awards, and provides for the grant of Incentive and Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock and Restricted Stock Units, any of which may be performance-based, and for Incentive Bonuses, which may be paid in cash or stock or a combination thereof, as determined by the Administrator.

2.     Definitions

        As used in the Plan, the following terms shall have the meanings set forth below:

        (a)   "Administrator" means the Administrator of the Plan in accordance with Section 18.

        (b)   "Award" means an Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit or Incentive Bonus granted to a Participant pursuant to the provisions of the Plan, any of which the Administrator may structure to qualify in whole or in part as a Performance Award.

        (c)   "Award Agreement" means a written agreement or other instrument as may be approved from time to time by the Administrator implementing the grant of each Award. An Agreement may be in the form of an agreement to be executed by both the Participant and the Company (or an authorized representative of the Company) or certificates, notices or similar instruments as approved by the Administrator.

        (d)   "Board" means the board of directors of the Company.

        (e)   "Cause" means the commission of an act of fraud or theft against the Company; conviction (including a guilty plea or plea of nolo contendere) for any felony; conviction (including a guilty plea or plea of nolo contendere) for any misdemeanor involving moral turpitude which might, in the Company's opinion, cause embarrassment to the Company; significant violation of any material Company policy; willful or repeated non-performance or substandard performance of material duties which is not cured within thirty (30) days after written notice thereof to the Participant; or violation of any material District of Columbia, state or federal laws, rules or regulations in connection with or during performance of the Participant's work which, if such violation is curable, is not cured within thirty (30) days after notice thereof to the Participant.

        (f)    "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rulings and regulations issues thereunder.

        (g)   "Company" means AECOM Technology Corporation, a Delaware corporation.

        (h)   "Incentive Bonus" means a bonus opportunity awarded under Section 9 pursuant to which a Participant may become entitled to receive an amount based on satisfaction of such performance criteria as are specified in the Award Agreement.

        (i)    "Incentive Stock Option" means a stock option that is intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code.

        (j)    "Nonemployee Director" means each person who is, or is elected to be, a member of the Board and who is not an employee of the Company or any Subsidiary.

        (k)   "Nonqualified Stock Option" means a stock option that is not intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code.

        (l)    "Option" means an Incentive Stock Option and/or a Nonqualified Stock Option granted pursuant to Section 6 of the Plan.

        (m)  "Participant" means any individual described in Section 3 to whom Awards have been granted from time to time by the Administrator and any authorized transferee of such individual.

        (n)   "Performance Award" means an Award, the grant, issuance, retention, vesting or settlement of which is subject to satisfaction of one or more performance criteria pursuant to Section 13.

        (o)   "Plan" means the AECOM Technology Corporation Amended and Restated 2006 Stock Incentive Plan as set forth herein and as amended from time to time.

        (p)   "Prior Plans" means the Company's Amended and Restated AECOM Technology Corporation 2000 Stock Incentive Plan and the Amended and Restated AECOM Technology Corporation Stock Incentive Plan for Non-Employee Directors.

        (q)   "Qualifying Performance Criteria" has the meaning set forth in Section 13(b).

        (r)   "Restricted Stock" means Shares granted pursuant to Section 8 of the Plan.

        (s)   "Restricted Stock Unit" means, an Award granted to a Participant pursuant to Section 8 pursuant to which Shares or cash in lieu thereof may be issued in the future.

        (t)    "Retirement" has the meaning specified by the Administrator in the terms of an Award Agreement or, in the absence of any such term, for Participants other than Nonemployee Directors shall mean: (i) with respect to Awards granted under the Plan before August 27, 2008, retirement from active employment with the Company and its Subsidiaries (A) at or after age 55 and with the approval of the Administrator or (B) at or after age 65; and (ii) with respect to Awards granted on or after August 27, 2008, retirement from active employment with the Company and its Subsidiaries (A) at or after age 60 and with the approval of the Administrator or (B) at or after age 65. The determination of the Administrator as to an individual's Retirement shall be conclusive on all parties.

        (u)   "Share" means a share of the Company's common stock, par value $.01, subject to adjustment as provided in Section 12.

        (v)   "Stock Appreciation Right" means a right granted pursuant to Section 7 of the Plan that entitles the Participant to receive, in cash or Shares or a combination thereof, as determined by the Administrator, value equal to or otherwise based on the excess of (i) the market price of a specified number of Shares at the time of exercise over (ii) the exercise price of the right, as established by the Administrator on the date of grant.

        (w)  "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company where each of the corporations in the unbroken chain other than the last corporation owns stock possessing at least 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in the chain, and if specifically determined by the Administrator in the context other than with respect to Incentive Stock Options, may include an entity in which the Company has a significant ownership interest or that is directly or indirectly controlled by the Company.

        (x)   "Termination of Employment" means ceasing to serve as a full-time employee of the Company and its Subsidiaries or, with respect to a Nonemployee Director or other service provider, ceasing to serve as such for the Company, except that with respect to all or any Awards held by a Participant (i) the

Administrator may determine, subject to Section 6(d), that an approved leave of absence or approved employment on a less than full-time basis is not considered a "Termination of Employment," (ii) the Administrator may determine that a transition of employment to service with a partnership, joint venture or corporation not meeting the requirements of a Subsidiary in which the Company or a Subsidiary is a party is not considered a "Termination of Employment," (iii) service as a member of the Board shall constitute continued employment with respect to Awards granted to a Participant while he or she served as an employee and (iv) service as an employee of the Company or a Subsidiary shall constitute continued employment with respect to Awards granted to a Participant while he or she served as a member of the Board or other service provider. The Administrator shall determine whether any corporate transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in a Termination of Employment with the Company and its Subsidiaries for purposes of any affected Participant's Options, and the Administrator's decision shall be final and binding.

        (y)   "Total and Permanent Disablement" has the meaning specified by the Administrator in the terms of an Award Agreement or, in the absence of any such term or in the case of an Option intending to qualify as an Incentive Stock Option, the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. The determination of the Administrator as to an individual's Total and Permanent Disablement shall be conclusive on all parties.

3.     Eligibility

        Any person who is a current or prospective officer or employee (including any director who is also an employee, in his or her capacity as such) of the Company or of any Subsidiary shall be eligible for selection by the Administrator for the grant of Awards hereunder. To the extent provided by Section 5(d), any Nonemployee Director shall be eligible for the grant of Awards hereunder as determined by the Administrator. In addition any service provider who has been retained to provide consulting, advisory or other services to the Company or to any Subsidiary shall be eligible for selection by the Administrator for the grant of Awards hereunder. Options intending to qualify as Incentive Stock Options may only be granted to employees of the Company or any Subsidiary within the meaning of the Code, as selected by the Administrator.

4.     Effective Date and Termination of Plan

        This Plan was originally adopted by the Board and became effective as of October 1, 2006, (the "Original Effective Date"), subject to the approval by the Company's stockholders. The restated Plan was adopted by the Board and became effective as of August 25, 2010, subject to the approval by the Company's stockholders. The Plan shall remain available for the grant of Awards until the tenth (10th) anniversary of the Original Effective Date. Notwithstanding the foregoing, the Plan may be terminated at such earlier time as the Board may determine. Termination of the Plan will not affect the rights and obligations of the Participants and the Company arising under Awards theretofore granted and then in effect.

5.     Shares Subject to the Plan and to Awards

        (a)    Aggregate Limits.    The aggregate number of Shares issuable pursuant to all Awards under this Plan shall not exceed 7,000,000, plus (i) any Shares that were authorized for issuance under the Prior Plans that, as of the Original Effective Date, remain available for issuance under the Prior Plans (not including any Shares that are subject to, as of the Original Effective Date, outstanding awards under the Prior Plans or any Shares that prior to the Original Effective Date were issued pursuant to awards granted under the Prior Plans) and (ii) any Shares subject to outstanding awards under the Prior Plans that on or after the Original Effective Date cease for any reason to be subject to such awards (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in vested and nonforfeitable shares); provided that any Shares granted after the Original Effective Date under Options or Stock Appreciation Rights shall be counted against this limit on a one-for-one basis and any Shares granted as Awards other than Options or Stock Appreciation Rights shall be counted against this limit as two (2) Shares for every one (1) Share subject to such Award. The maximum number of Shares shall be cumulatively increased on October 1, 2007 and on the first day of each fiscal year thereafter for nine more years, by the least of: (i) 5% of the Company's fully diluted shares outstanding as of the last day of the preceding fiscal year; (ii) 3,000,000, or (iii) a number determined by the Board or the Administrator. For the purposes of this Section 5(a)(i), fully diluted shares outstanding shall include the Company's common stock outstanding, plus all classes of preferred stock and convertible debt as converted to common stock, but shall not include awards outstanding under this Plan and the Prior Plans. The aggregate number of Shares available for grant under this Plan and the number of Shares subject to outstanding Awards shall be subject to adjustment as provided in Section 12. The Shares issued pursuant to Awards granted under this Plan may be shares that are authorized and unissued or shares that were reacquired by the Company, including shares purchased in the open market.

        (b)    Issuance of Shares.    For purposes of Section 5(a), the aggregate number of Shares issued under this Plan at any time shall equal only the number of Shares actually issued upon exercise or settlement of an Award under this Plan. Notwithstanding the foregoing, Shares subject to an Award under this Plan may not again be made available for issuance under this Plan if such shares are: (i) shares that were subject to a stock-settled Stock Appreciation Right and were not issued upon the net settlement or net exercise of such Stock Appreciation Right, (ii) shares used to pay the exercise price of an Option, (iii) shares delivered to or withheld by the Company to pay the withholding taxes related an Option or a Stock Appreciation Right, or (iv) shares repurchased on the open market with the proceeds of an Option exercise. Shares subject to Awards that have been canceled, expired, forfeited or otherwise not issued under an Award and shares subject to Awards settled in cash shall not count as shares issued under this Plan.

        (c)    Tax Code Limits.    The aggregate number of Shares subject to Awards granted under this Plan during any calendar year to any one Participant shall not exceed 2,000,000, which number shall be calculated and adjusted pursuant to Section 12 only to the extent that such calculation or adjustment will not affect the status of any Award intended to qualify as "performance based compensation" under Section 162(m) of the Code but which number shall not count any tandem SARs (as defined in Section 7). The aggregate number of Shares that may be issued pursuant to the exercise of Incentive Stock Options granted under this Plan shall not exceed 7,000,000, which number shall be calculated and adjusted pursuant to Section 12 only to the extent that such calculation or adjustment will not affect the status of any option intended to qualify as an Incentive Stock Option under Section 422 of the Code. The maximum amount payable pursuant to that portion of an Incentive Bonus granted in any calendar year to any Participant under this Plan that is intended to satisfy the requirements for "performance based compensation" under Section 162(m) of the Code shall not exceed ten million dollars ($10,000,000).

        (d)    Director Awards.    The aggregate number of Shares subject to Options and Stock Appreciation Rights granted under this Plan during any calendar year to any one Nonemployee Director shall not exceed 50,000, and the aggregate number of Shares issued or issuable under all Awards granted under this Plan other than Options or Stock Appreciation Rights during any calendar year to any one Nonemployee Director shall not exceed 50,000; provided, however, that in the calendar year in which a Nonemployee Director first joins the Board of Directors or is first designated as Chairman of the Board of Directors or Lead Director, the maximum number of shares subject to Awards granted to the Participant may be up to two hundred percent (200%) of the number of shares set forth in the foregoing limits and the foregoing limits shall not count any tandem SARs (as defined in Section 7).

6.     Options

        (a)    Option Awards.    Options may be granted at any time and from time to time prior to the termination of the Plan to Participants as determined by the Administrator. No Participant shall have any rights as a stockholder with respect to any Shares subject to Option hereunder until said Shares have been issued. Each Option shall be evidenced by an Award Agreement. Options granted pursuant to the Plan need not be identical but each Option must contain and be subject to the terms and conditions set forth below.

        (b)    Price.    The Administrator will establish the exercise price per Share under each Option, which, in no event will be less than the fair market value of the Shares on the date of grant; provided, however, that the exercise price per Share with respect to an Option that is granted in connection with a merger or other acquisition as a substitute or replacement award for options held by optionees of the acquired entity may be less than 100% of the market price of the Shares on the date such Option is granted if such exercise price is based on a formula set forth in the terms of the options held by such optionees or in the terms of the agreement providing for such merger or other acquisition. The exercise price of any Option may be paid in Shares, cash or a combination thereof, as determined by the Administrator, including an irrevocable commitment by a broker to pay over such amount from a sale of the Shares issuable under an Option, the delivery of previously owned Shares and withholding of Shares otherwise deliverable upon exercise.

        (c)    No Repricing without Stockholder Approval.    Other than in connection with a change in the Company's capitalization (as described in Section 12), at any time when the exercise price of an Option is above the fair market value of a Share, the Company shall not, without stockholder approval, reduce the exercise price of such Option and shall not exchange such Option for cash or a new Award with a lower (or no) exercise price.

        (d)    Provisions Applicable to Options.    The date on which Options become exercisable shall be determined at the sole discretion of the Administrator and set forth in an Award Agreement. Unless provided otherwise in the applicable Award Agreement, to the extent that the Administrator determines that an approved leave of absence or employment on a less than full-time basis is not a Termination of Employment, the vesting period and/or exercisability of an Option shall be adjusted by the Administrator during or to reflect the effects of any period during which the Participant is on an approved leave of absence or is employed on a less than full-time basis.

        (e)    Term of Options and Termination of Employment:    The Administrator shall establish the term of each Option, which in no case shall exceed a period of ten (10) years from the date of grant. Unless an Option earlier expires upon the expiration date established pursuant to the foregoing sentence, upon the Participant's Termination of Employment, his or her rights to exercise an Option then held shall be only as follows, unless the Administrator specifies otherwise (either in an Award Agreement or otherwise):

          (1)    Death.    Upon the death of a Participant while in the employ of the Company or any Subsidiary or while serving as a member of the Board, the Participant's Options then held shall be exercisable by his or her estate, heir or beneficiary at any time during the one (1) year period commencing on the date of death to the extent that the Options are exercisable as of that date. Any and all of the deceased Participant's Options that are not exercised during the one (1) year commencing on the date of death shall terminate as of the end of such one (1) year period. To the extent that any Option is not exercisable as of the date of death, such portion of the Option shall remain unexercisable and shall terminate as of such date.

          If a Participant should die within thirty (30) days of his or her Termination of Employment with the Company and its Subsidiaries, an Option shall be exercisable by his or her estate, heir or beneficiary at any time during the one (1) year period commencing on the date of termination, but only to the extent of the number of Shares as to which such Option was exercisable as of the date of such termination. Any and all of the deceased Participant's Options that are not exercised during the one (1) year period commencing on the date of termination shall terminate as of the end of such one (1) year period. A Participant's estate shall mean his or her legal representative or other person who so acquires the right to exercise the Option by bequest or inheritance or by reason of the death of the Participant.

          (2)    Total and Permanent Disablement.    Upon Termination of Employment as a result of the Total and Permanent Disablement of any Participant, the Participant's Options then held shall be exercisable during the one (1) year period commencing on the date of termination to the extent that the Options are exercisable as of that date. Any and all Options that are not exercised during the one (1) year period commencing on the date of termination shall terminate as of the end of such one (1) year period. To the extent that any Option is not exercisable as of the date of termination, such portion of the Option shall remain unexercisable and shall terminate as of such date.

          (3)    Retirement.    Upon Retirement of a Participant, the Participant's Options then held shall be exercisable during the one (1) year period commencing on the date of Retirement. The number of Shares with respect to which the Options shall be exercisable shall equal the total number of Shares that were exercisable under the Participant's Option on the date of his or her Retirement. Any and all Options that are not exercised during the one (1) year period commencing on the date of termination shall terminate as of the end of such one (1) year period. To the extent that any Option is not exercisable as of his or her Retirement, such portion of the Option shall remain unexercisable and shall terminate as of such date.

          (4)    Cause.    Upon the date of a Participant's Termination of Employment for Cause, any Option that is unexercised prior to the date of termination shall terminate as of such date.

          (5)    Other Reasons.    Upon the date of a Participant's Termination of Employment for any reason other than those stated above in Sections 6(e)(1), (e)(2), (e)(3) and (e)(4) or as described in Section 15, (A) to the extent that any Option is not exercisable as of such termination date, such portion of the Option shall remain unexercisable and shall terminate as of such date, and (B) to the extent that any Option is exercisable as of such termination date, such portion of the Option shall expire on the earlier of (i) ninety (90) days following such date and (ii) the expiration date of such Option.

        (f)    Incentive Stock Options.    Notwithstanding anything to the contrary in this Section 6, in the case of the grant of an Option intending to qualify as an Incentive Stock Option: (i) if the Participant owns stock possessing more than 10 percent of the combined voting power of all classes of stock of the Company (a "10% Shareholder"), the exercise price of such Option must be at least 110 percent of the fair market value of the Shares on the date of grant and the Option must expire within a period of not more than five (5) years from the date of grant, and (ii) Termination of Employment will occur when the person to whom an Award was granted ceases to be an employee (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company and its Subsidiaries. Notwithstanding anything in this Section 6 to the contrary, options designated as Incentive Stock Options shall not be eligible for treatment under the Code as Incentive Stock Options (and will be deemed to be Nonqualified Stock Options) to the extent that either (a) the aggregate fair market value of Shares (determined as of the time of grant) with respect to which such Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Subsidiary) exceeds $100,000, taking Options into account in the order in which they were granted, or (b) such Options otherwise remain exercisable but are not exercised within three (3) months of Termination of Employment (or such other period of time provided in Section 422 of the Code).

7.     Stock Appreciation Rights

        Stock Appreciation Rights may be granted to Participants from time to time either in tandem with or as a component of other Awards granted under the Plan ("tandem SARs") or not in conjunction with other Awards ("freestanding SARs") and may, but need not, relate to a specific Option granted under Section 6. The provisions of Stock Appreciation Rights need not be the same with respect to each grant or each recipient. Any Stock Appreciation Right granted in tandem with an Award may be granted at the same time such Award is granted or at any time thereafter before exercise or expiration of such Award. All freestanding SARs shall be granted subject to the same terms and conditions applicable to Options as set forth in Section 6 and all tandem SARs shall have the same exercise price, vesting, exercisability, forfeiture and termination provisions as the Award to which they relate. Subject to the provisions of Section 6 and the immediately preceding sentence, the Administrator may impose such other conditions or restrictions on any Stock Appreciation Right as it shall deem appropriate. Stock Appreciation Rights may be settled in Shares, cash or a combination thereof, as determined by the Administrator and set forth in the applicable Award Agreement. Other than in connection with a change in the Company's capitalization (as described in Section 12), at any time when the exercise price of a Stock Appreciation Right is above the fair market value of a Share, the Company shall not, without stockholder approval, reduce the exercise price of such Stock Appreciation Right and shall not exchange such Stock Appreciation Right for cash or a new Award with a lower (or no) exercise price.

8.     Restricted Stock and Restricted Stock Units

        (a)    Restricted Stock and Restricted Stock Unit Awards.    Restricted Stock and Restricted Stock Units may be granted at any time and from time to time prior to the termination of the Plan to Participants as determined by the Administrator. Restricted Stock is an award or issuance of Shares the grant, issuance, retention, vesting and/or transferability of which is subject during specified periods of time to such conditions (including continued employment or performance conditions) and terms as the Administrator deems appropriate. Restricted Stock Units are Awards denominated in units of Shares under which the issuance of Shares is subject to such conditions (including continued employment or performance conditions) and terms as the Administrator deems appropriate. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award Agreement. Unless determined otherwise by the Administrator, each Restricted Stock Unit will be equal to one Share and will entitle a Participant to either the issuance of Shares or payment of an amount of cash determined with reference to the value of Shares. To the extent determined by the Administrator, Restricted Stock and Restricted Stock Units may be satisfied or settled in Shares, cash or a combination thereof. Restricted Stock and Restricted Stock Units granted pursuant to the Plan need not be identical but each grant of Restricted Stock and Restricted Stock Units must contain and be subject to the terms and conditions set forth below.

        (b)    Contents of Agreement.    Each Award Agreement shall contain provisions regarding (i) the number of Shares or Restricted Stock Units subject to such Award or a formula for determining such number, (ii) the purchase price of the Shares, if any, and the means of payment, (iii) the performance criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares or Restricted Stock Units granted, issued, retainable and/or vested, (iv) such terms and conditions on the grant, issuance, vesting and/or forfeiture of the Shares or Restricted Stock Units as may be determined from time to time by the Administrator, (v) the term of the performance period, if any, as to which performance will be measured for determining the number of such Shares or Restricted Stock Units, and (vi) restrictions on the transferability of the Shares or Restricted Stock Units. Shares issued under a Restricted Stock Award may be issued in the name of the Participant and held by the Participant or held by the Company, in each case as the Administrator may provide.

        (c)    Vesting and Performance Criteria.    The grant, issuance, retention, vesting and/or settlement of shares of Restricted Stock and Restricted Stock Units will occur when and in such installments as the Administrator determines or under criteria the Administrator establishes, which may include Qualifying

Performance Criteria. The grant, issuance, retention, vesting and/or settlement of Shares under any such Award that is based on performance criteria and level of achievement versus such criteria will be subject to a performance period of not less than six months, except that the Administrator may provide for the satisfaction and/or lapse of all conditions under any such Award in the event of the Participant's death, disability, Retirement or in connection with a change of control, and the Administrator may provide that any such restriction or limitation will not apply in the case of a Restricted Stock or Restricted Stock Unit Award that is issued in payment or settlement of compensation that has been earned by the Participant. Notwithstanding anything in this Plan to the contrary, the performance criteria for any Restricted Stock or Restricted Stock Unit that is intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code will be a measure based on one or more Qualifying Performance Criteria selected by the Administrator and specified when the Award is granted.

        (d)    Discretionary Adjustments and Limits.    Subject to the limits imposed under Section 162(m) of the Code for Awards that are intended to qualify as "performance based compensation," notwithstanding the satisfaction of any performance goals, the number of Shares granted, issued, retainable and/or vested under an Award of Restricted Stock or Restricted Stock Units on account of either financial performance or personal performance evaluations may, to the extent specified in the Award Agreement, be reduced, but not increased, by the Administrator on the basis of such further considerations as the Administrator shall determine.

        (e)    Voting Rights.    Unless otherwise determined by the Administrator, Participants holding shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those shares during the period of restriction. Participants shall have no voting rights with respect to Shares underlying Restricted Stock Units unless and until such Shares are reflected as issued and outstanding shares on the Company's stock ledger.

        (f)    Dividends and Distributions.    Participants in whose name Restricted Stock is granted shall be entitled to receive all dividends and other distributions paid with respect to those Shares, unless determined otherwise by the Administrator. The Administrator will determine whether any such dividends or distributions will be automatically reinvested in additional shares of Restricted Stock and subject to the same restrictions on transferability as the Restricted Stock with respect to which they were distributed or whether such dividends or distributions will be paid in cash. Shares underlying Restricted Stock Units shall be entitled to dividends or dividend equivalents only to the extent provided by the Administrator.

9.     Incentive Bonuses

        (a)    General.    Each Incentive Bonus Award will confer upon the Participant the opportunity to earn a future payment tied to the level of achievement with respect to one or more performance criteria established for a performance period of not less than one year.

        (b)    Incentive Bonus Document.    The terms of any Incentive Bonus will be set forth in an Award Agreement. Each Award Agreement evidencing an Incentive Bonus shall contain provisions regarding (i) the target and maximum amount payable to the Participant as an Incentive Bonus, (ii) the performance criteria and level of achievement versus these criteria that shall determine the amount of such payment, (iii) the term of the performance period as to which performance shall be measured for determining the amount of any payment, (iv) the timing of any payment earned by virtue of performance, (v) restrictions on the alienation or transfer of the Incentive Bonus prior to actual payment, (vi) forfeiture provisions and (vii) such further terms and conditions, in each case not inconsistent with this Plan as may be determined from time to time by the Administrator.

        (c)    Performance Criteria.    The Administrator shall establish the performance criteria and level of achievement versus these criteria that shall determine the target and maximum amount payable under an Incentive Bonus, which criteria may be based on financial performance and/or personal performance evaluations. The Administrator may specify the percentage of the target Incentive Bonus that is intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code. Notwithstanding anything to the contrary herein, the performance criteria for any portion of an Incentive Bonus that is intended by the Administrator to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code shall be a measure based on one or more Qualifying Performance Criteria (as defined in Section 13(b)) selected by the Administrator and specified at the time the Incentive Bonus is granted. The Administrator shall certify the extent to which any Qualifying Performance Criteria has been satisfied, and the amount payable as a result thereof, prior to payment of any Incentive Bonus that is intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code.

        (d)    Timing and Form of Payment.    The Administrator shall determine the timing of payment of any Incentive Bonus. Payment of the amount due under an Incentive Bonus may be made in cash or in Shares, as determined by the Administrator. The Administrator may provide for or, subject to such terms and conditions as the Administrator may specify, may permit a Participant to elect for the payment of any Incentive Bonus to be deferred to a specified date or event.

        (e)    Discretionary Adjustments.    Notwithstanding satisfaction of any performance goals, the amount paid under an Incentive Bonus on account of either financial performance or personal performance evaluations may, to the extent specified in the Award Agreement, be reduced, but not increased, by the Administrator on the basis of such further considerations as the Administrator shall determine.

10.   Deferral of Gains

        The Administrator may, in an Award Agreement or otherwise, provide for the deferred delivery of Shares upon settlement, vesting or other events with respect to Restricted Stock or Restricted Stock Units, or in payment or satisfaction of an Incentive Bonus. Notwithstanding anything herein to the contrary, in no event will any deferral of the delivery of Shares or any other payment with respect to any Award be allowed if the Administrator determines, in its sole discretion, that the deferral would result in the imposition of the additional tax under Section 409A(a)(1)(B) of the Code. No Award shall provide for deferral of compensation that does not comply with Section 409A of the Code, unless the Board, at the time of grant, specifically provides that the Award is not intended to comply with Section 409A of the Code. The Company shall have no liability to a Participant, or any other party, if an Award that is intended to be exempt from, or compliant with, Section 409A of the Code is not so exempt or compliant or for any action taken by the Board.

11.   Conditions and Restrictions Upon Securities Subject to Awards

        The Administrator may provide that the Shares issued upon exercise of an Option or Stock Appreciation Right or otherwise subject to or issued under an Award shall be subject to such further agreements, restrictions, conditions or limitations as the Administrator in its discretion may specify prior to the exercise of such Option or Stock Appreciation Right or the grant, vesting or settlement of such Award, including without limitation, conditions on vesting or transferability, forfeiture or repurchase provisions and method of payment for the Shares issued upon exercise, vesting or settlement of such Award (including the actual or constructive surrender of Shares already owned by the Participant) or payment of taxes arising in connection with an Award. Without limiting the foregoing, such restrictions may address the timing and manner of any resales by the Participant or other subsequent transfers by the Participant of any Shares issued under an Award, including without limitation (i) restrictions under an insider trading policy or pursuant to applicable law, (ii) restrictions designed to delay and/or coordinate the timing and manner of sales by Participant and holders of other Company equity compensation arrangements, (iii) restrictions in connection with any underwritten public offering by the Company of the Company's securities pursuant to an effective registration statement filed under the Securities Act of 1933, (iv) restrictions as to the use of a specified brokerage firm for such resales or other transfers, and

(v) provisions requiring Shares to be sold on the open market or to the Company in order to satisfy tax withholding or other obligations.

12.   Adjustment of and Changes in the Stock

        The number and kind of Shares available for issuance under this Plan (including under any Awards then outstanding), and the number and kind of Shares subject to the individual limits set forth in Section 5 of this Plan, shall be equitably adjusted by the Administrator as it determines appropriate to reflect any reorganization, reclassification, combination of shares, stock split, reverse stock split, spin-off, dividend or distribution of securities, property or cash (other than regular, quarterly cash dividends), or any other event or transaction that affects the number or kind of Shares of the Company outstanding. Such adjustment may be designed to comply with Section 425 of the Code or, except as otherwise expressly provided in Section 5(c) of this Plan, may be designed to treat the Shares available under the Plan and subject to Awards as if they were all outstanding on the record date for such event or transaction or to increase the number of such Shares to reflect a deemed reinvestment in Shares of the amount distributed to the Company's securityholders. The terms of any outstanding Award shall also be equitably adjusted by the Administrator as to price, number or kind of Shares subject to such Award, vesting, and other terms to reflect the foregoing events, which adjustments need not be uniform as between different Awards or different types of Awards.

        In the event there shall be any other change in the number or kind of outstanding Shares, or any stock or other securities into which such Shares shall have been changed, or for which it shall have been exchanged, by reason of a change of control, other merger, consolidation or otherwise, then the Administrator shall, in its sole discretion, determine the appropriate and equitable adjustment, if any, to be effected. In addition, in the event of such change described in this paragraph, the Administrator may accelerate the time or times at which any Award may be exercised and may provide for cancellation of such accelerated Awards that are not exercised within a time prescribed by the Administrator in its sole discretion.

        No right to purchase fractional shares shall result from any adjustment in Awards pursuant to this Section 12. In case of any such adjustment, the Shares subject to the Award shall be rounded down to the nearest whole share. The Company shall notify Participants holding Awards subject to any adjustments pursuant to this Section 12 of such adjustment, but (whether or not notice is given) such adjustment shall be effective and binding for all purposes of the Plan.

13.   Qualifying Performance-Based Compensation

        (a)    General.    The Administrator may establish performance criteria and level of achievement versus such criteria that shall determine the number of Shares, units, or cash to be granted, retained, vested, issued or issuable under or in settlement of or the amount payable pursuant to an Award, which criteria may be based on Qualifying Performance Criteria or other standards of financial performance and/or personal performance evaluations. A Performance Award may be identified as "Performance Share", "Performance Equity", "Performance Unit" or other such term as chosen by the Administrator. In addition, the Administrator may specify that an Award or a portion of an Award is intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code, provided that the performance criteria for such Award or portion of an Award that is intended by the Administrator to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code shall be a measure based on one or more Qualifying Performance Criteria selected by the Administrator and specified at the time the Award is granted. The Administrator shall certify the extent to which any Qualifying Performance Criteria has been satisfied, and the amount payable as a result thereof, prior to payment, settlement or vesting of any Award that is intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code. Notwithstanding satisfaction of any performance goals, the number of Shares issued under or the amount paid under an award may, to the extent specified in the Award Agreement, be reduced, but not increased, by the Administrator on the basis of such further considerations as the Administrator in its sole discretion shall determine.

        (b)    Qualifying Performance Criteria.    For purposes of this Plan, the term "Qualifying Performance Criteria" shall mean any one or more of the following performance criteria, or derivations of such performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group, in each case as specified by the Administrator: (i) cash flow (before or after dividends), (ii) earning or earnings per share (including earnings before interest, taxes, depreciation and amortization), (iii) stock price, (iv) return on equity, (v) total stockholder return, (vi) return on capital or investment (including return on total capital, return on invested capital, or return on investment), (vii) return on assets or net assets, (viii) market capitalization, (ix) economic value added, (x) debt leverage (debt to capital), (xi) revenue, (xii) income or net income, (xiii) operating income, (xiv) operating profit or net operating profit, (xv) operating margin or profit margin, (xvi) return on operating revenue, (xvii) cash from operations, (xviii) operating ratio, (xix) operating revenue, (xx) NSR and/or Total backlog, (xxi) days sales outstanding, or (xxii) customer service. To the extent consistent with Section 162(m) of the Code, the Administrator (A) shall appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to eliminate the effects of charges for restructurings, discontinued operations, extraordinary items and all items of gain, loss or expense determined to be extraordinary or unusual in nature or related to the acquisition or disposal of a segment of a business or related to a change in accounting principle all as determined in accordance with standards established by opinion No. 30 of the Accounting Principles Board (APA Opinion No. 30) or other applicable or successor accounting provisions, as well as the cumulative effect of accounting changes, in each case as determined in accordance with generally accepted accounting principles or identified in the Company's financial statements or notes to the financial statements, and (B) may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation, claims, judgments or settlements, (iii) the effect of changes in tax law or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) accruals of any amounts for payment under this Plan or any other compensation arrangement maintained by the Company.

14.   Transferability

        Each Award may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated by a Participant other than by will or the laws of descent and distribution, and each Option or Stock Appreciation Right shall be exercisable only by the Participant during his or her lifetime. Notwithstanding the foregoing, to the extent permitted by the Administrator, the person to whom an Award is initially granted (the "Grantee") may transfer an Award to any "family member" of the Grantee (as such term is defined in Section 1(a)(5) of the General Instructions to Form S-8 under the Securities Act of 1933, as amended ("Form S-8")), to trusts solely for the benefit of such family members and to partnerships in which such family members and/or trusts are the only partners; provided that, (i) as a condition thereof, the transferor and the transferee must execute a written agreement containing such terms as specified by the Administrator, and (ii) the transfer is pursuant to a gift or a domestic relations order to the extent permitted under the General Instructions to Form S-8. Except to the extent specified otherwise in the agreement the Administrator provides for the Grantee and transferee to execute, all vesting, exercisability and forfeiture provisions that are conditioned on the Grantee's continued employment or service shall continue to be determined with reference to the Grantee's employment or service (and not to the status of the transferee) after any transfer of an Award pursuant to this Section 14, and the responsibility to pay any taxes in connection with an Award shall remain with the Grantee notwithstanding any transfer other than by will or intestate succession.

15.   Suspension or Termination of Awards

        Except as otherwise provided by the Administrator, if at any time (including after a notice of exercise has been delivered or an award has vested) the Chief Executive Officer or any other person designated by the Administrator (each such person, an "Authorized Officer") reasonably believes that a Participant may have committed an Act of Misconduct as described in this Section 15, the Authorized Officer, Administrator or the Board may suspend the Participant's rights to exercise any Option, to vest in an Award, and/or to receive payment for or receive Shares in settlement of an Award pending a determination of whether an Act of Misconduct has been committed.

        If the Administrator or an Authorized Officer determines a Participant has committed an act of embezzlement, fraud, dishonesty, nonpayment of any obligation owed to the Company or any Subsidiary, breach of fiduciary duty, violation of Company ethics policy or code of conduct, or deliberate disregard of the Company or Subsidiary rules resulting in loss, damage or injury to the Company or any Subsidiary, or if a Participant makes an unauthorized disclosure of any Company or Subsidiary trade secret or confidential information, solicits any employee or service provider to leave the employ or cease providing services to the Company or any Subsidiary, breaches any intellectual property or assignment of inventions covenant, engages in any conduct constituting unfair competition, breaches any non-competition agreement, induces any Company or Subsidiary customer to breach a contract with the Company or any Subsidiary or to cease doing business with the Company or any Subsidiary, or induces any principal for whom the Company or any Subsidiary acts as agent to terminate such agency relationship (any of the foregoing acts, an "Act of Misconduct"), then except as otherwise provided by the Administrator, (i) neither the Participant nor his or her estate nor transferee shall be entitled to exercise any Option or Stock Appreciation Right whatsoever, vest in or have the restrictions on an Award lapse, or otherwise receive payment of an Award, (ii) the Participant will forfeit all outstanding Awards and (iii) the Participant may be required, at the Administrator's sole discretion, to return and/or repay to the Company any then unvested Shares previously issued under the Plan. In making such determination, the Administrator or an Authorized Officer shall give the Participant an opportunity to appear and present evidence on his or her behalf at a hearing before the Administrator or its designee or an opportunity to submit written comments, documents, information and arguments to be considered by the Administrator. Any dispute by a Participant or other person as to the determination of the Administrator shall be resolved pursuant to Section 23 of the Plan.

16.   Compliance with Laws and Regulations

        This Plan, the grant, issuance, vesting, exercise and settlement of Awards thereunder, and the obligation of the Company to sell, issue or deliver Shares under such Awards, shall be subject to all applicable foreign, federal, state and local laws, rules and regulations, stock exchange rules and regulations, and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to register in a Participant's name or deliver any Shares prior to the completion of any registration or qualification of such shares under any foreign, federal, state or local law or any ruling or regulation of any government body which the Administrator shall determine to be necessary or advisable. To the extent the Company is unable to or the Administrator deems it infeasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, the Company and its Subsidiaries shall be relieved of any liability with respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained. No Option shall be exercisable and no Shares shall be issued and/or transferable under any other Award unless a registration statement with respect to the Shares underlying such Option is effective and current or the Company has determined that such registration is unnecessary.

        In the event an Award is granted to or held by a Participant who is employed or providing services outside the United States, the Administrator may, in its sole discretion, modify the provisions of the Plan or of such Award as they pertain to such individual to comply with applicable foreign law or to recognize differences in local law, currency or tax policy. The Administrator may also impose conditions on the grant, issuance, exercise, vesting, settlement or retention of Awards in order to comply with such foreign law and/or to minimize the Company's obligations with respect to tax equalization for Participants employed outside their home country.

17.   Withholding

        To the extent required by applicable federal, state, local or foreign law, a Participant shall be required to satisfy, in a manner satisfactory to the Company, any withholding tax obligations that arise by reason of an Option exercise, disposition of Shares issued under an Incentive Stock Option, the vesting of or settlement of an Award, an election pursuant to Section 83(b) of the Code or otherwise with respect to an Award. To the extent a Participant makes an election under Section 83(b) of the Code, within ten days of filing such election with the Internal Revenue Service, the Participant must notify the Company in writing of such election. The Company and its Subsidiaries shall not be required to issue Shares, make any payment or to recognize the transfer or disposition of Shares until all such obligations are satisfied. The Administrator may provide for or permit these obligations to be satisfied through the mandatory or elective sale of Shares and/or by having the Company withhold a portion of the Shares that otherwise would be issued to him or her upon exercise of the Option or the vesting or settlement of an Award, or by tendering Shares previously acquired.

18.   Administration of the Plan

        (a)    Administrator of the Plan.    The Plan shall be administered by the Administrator who shall be the Compensation/Organization Committee of the Board or, in the absence of a Compensation/Organization Committee, a properly constituted Compensation Committee or the Board itself. Any power of the Administrator may also be exercised by the Board, except to the extent that the grant or exercise of such authority would cause any Award or transaction to become subject to (or lose an exemption under) the short-swing profit recovery provisions of Section 16 of the Securities Exchange Act of 1934 or cause an Award designated as a Performance Award not to qualify for treatment as performance-based compensation under Section 162(m) of the Code. To the extent that any permitted action taken by the Board conflicts with action taken by the Administrator, the Board action shall control. The Compensation/Organization Committee may by resolution authorize one or more officers of the Company to perform any or all things that the Administrator is authorized and empowered to do or perform under the Plan, and for all purposes under this Plan, such officer or officers shall be treated as the Administrator; provided, however, that the resolution so authorizing such officer or officers shall specify the total number of Awards (if any) such officer or officers may award pursuant to such delegated authority. No such officer shall designate himself or herself as a recipient of any Awards granted under authority delegated to such officer. In addition, the Compensation/Organization Committee may delegate any or all aspects of the day-to-day administration of the Plan to one or more officers or employees of the Company or any Subsidiary, and/or to one or more agents.

        (b)    Powers of Administrator.    Subject to the express provisions of this Plan, the Administrator shall be authorized and empowered to do all things that it determines to be necessary or appropriate in connection with the administration of this Plan, including, without limitation: (i) to prescribe, amend and rescind rules and regulations relating to this Plan and to define terms not otherwise defined herein; (ii) to determine which persons are Participants, to which of such Participants, if any, Awards shall be granted hereunder and the timing of any such Awards; (iii) to grant Awards to Participants and determine the terms and conditions thereof, including the number of Shares subject to Awards and the exercise or purchase price of such Shares and the circumstances under which Awards become exercisable or vested or are forfeited or expire, which terms may but need not be conditioned upon the passage of time, continued employment, the satisfaction of performance criteria, the occurrence of certain events (including events which the Board or Administrator determine constitute a change of control), or other factors; (iv) to establish and verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award; (v) to prescribe and amend the terms of the agreements or other documents evidencing Awards made under this Plan (which need not be identical) and the terms of or form of any document or notice required to be delivered to the Company by Participants under this Plan; (vi) to determine whether, and the extent to which, adjustments are required pursuant to Section 12; (vii) to interpret and construe this Plan, any rules and regulations under this Plan and the terms and conditions of any Award granted hereunder, and to make exceptions to any such provisions if the Administrator, in good faith, determines that it is necessary to do so in light of extraordinary circumstances and for the benefit of the Company; (viii) to approve corrections in the documentation or administration of any Award; and (ix) to make all other determinations deemed necessary or advisable for the administration of this Plan. The Administrator may, in its sole and absolute discretion, without amendment to the Plan, waive or amend the operation of Plan provisions respecting exercise after Termination of Employment or service to the Company or an affiliate and, except as otherwise provided herein, adjust any of the terms of any Award. Notwithstanding anything in the Plan to the contrary, no Option or Stock Appreciations Right outstanding under the Plan may be repriced, regranted through cancellation, including cancellation in exchange for other Awards or Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Option or Stock Appreciation Right, or otherwise amended to reduce the exercise price applicable thereto (other than with respect to adjustments made in connection with a transaction or other change in the Company's capitalization as described in Section 12) without the approval of the Company's stockholders.

        (c)    Determinations by the Administrator.    All decisions, determinations and interpretations by the Administrator regarding the Plan, any rules and regulations under the Plan and the terms and conditions of or operation of any Award granted hereunder, shall be final and binding on all Participants, beneficiaries, heirs, assigns or other persons holding or claiming rights under the Plan or any Award. The Administrator shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select.

        (d)    Subsidiary Awards.    In the case of a grant of an Award to any Participant employed by a Subsidiary, such grant may, if the Administrator so directs, be implemented by the Company issuing any subject Shares to the Subsidiary, for such lawful consideration as the Administrator may determine, upon the condition or understanding that the Subsidiary will transfer the Shares to the Participant in accordance with the terms of the Award specified by the Administrator pursuant to the provisions of the Plan. Notwithstanding any other provision hereof, such Award may be issued by and in the name of the Subsidiary and shall be deemed granted on such date as the Administrator shall determine.

19.   Amendment of the Plan or Awards

        The Board may amend, alter or discontinue this Plan and the Administrator may amend, or alter any agreement or other document evidencing an Award made under this Plan but, except as provided pursuant to the provisions of Section 12, no such amendment shall, without the approval of the stockholders of the Company:

        (a)   increase the maximum number of Shares for which Awards may be granted under this Plan;

        (b)   reduce the price at which Options may be granted below the price provided for in Section 6(a);

        (c)   reduce the exercise price of outstanding Options;

        (d)   extend the term of this Plan;

        (e)   change the class of persons eligible to be Participants;

        (f)    otherwise amend the Plan in any manner requiring stockholder approval by law or under the New York Stock Exchange listing requirements; or

        (g)   increase the individual maximum limits in Sections 5(c) and (d).

        No amendment or alteration to the Plan or an Award or Award Agreement shall be made which would impair the rights of the holder of an Award, without such holder's consent, provided that no such consent shall be required if the Administrator determines in its sole discretion and prior to the date of any change of control that such amendment or alteration either is required or advisable in order for the Company, the Plan or the Award to satisfy any law or regulation or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard.

20.   No Liability of Company

        The Company and any Subsidiary or affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant or any other person as to: (i) the non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder; and (ii) any tax consequence expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Award granted hereunder.

21.   Non-Exclusivity of Plan

        Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Administrator to adopt such other incentive arrangements as either may deem desirable, including without limitation, the granting of restricted stock or stock options otherwise than under this Plan or an arrangement not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.

22.   Governing Law

        This Plan and any agreements or other documents hereunder shall be interpreted and construed in accordance with the laws of the Delaware and applicable federal law. Any reference in this Plan or in the agreement or other document evidencing any Awards to a provision of law or to a rule or regulation shall be deemed to include any successor law, rule or regulation of similar effect or applicability.

23.   Arbitration of Disputes

        In the event a Participant or other holder of an Award or person claiming a right under an Award or the Plan believes that a decision by the Administrator with respect to such person or Award was arbitrary or capricious, the person may request arbitration with respect to such decision. The review by the arbitrator shall be limited to determining whether the Participant or other Award holder has proven that the Administrator's decision was arbitrary or capricious. This arbitration shall be the sole and exclusive review permitted of the Administrator's decision. Participants, Award holders and persons claiming rights under an Award or the Plan explicitly waive any right to judicial review.

        Notice of demand for arbitration shall be made in writing to the Administrator within thirty (30) days after the applicable decision by the Administrator. The arbitrator shall be selected by those members of the Board who are neither members of the Compensation and Organizational Committee of the Board nor employees of the Company or any Subsidiary. If there are no such members of the Board, the arbitrator shall be selected by the Board. The arbitrator shall be an individual who is an attorney licensed to practice law in the jurisdiction in which the Company's headquarters are then located. Such arbitrator shall be neutral within the meaning of the Commercial Rules of Dispute Resolution of the American Arbitration

Association; provided, however, that the arbitration shall not be administered by the American Arbitration Association. Any challenge to the neutrality of the arbitrator shall be resolved by the arbitrator whose decision shall be final and conclusive. The arbitration shall be administered and conducted by the arbitrator pursuant to the Commercial Rules of Dispute Resolution of the American Arbitration Association. Each side shall bear its own fees and expenses, including its own attorney's fees, and each side shall bear one half of the arbitrator's fees and expenses. The decision of the arbitrator on the issue(s) presented for arbitration shall be final and conclusive and may be enforced in any court of competent jurisdiction.

24.   No Right to Employment, Reelection or Continued Service

        Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, its Subsidiaries and/or its affiliates to terminate any Participant's employment, service on the Board or service for the Company at any time or for any reason not prohibited by law, nor shall this Plan or an Award itself confer upon any Participant any right to continue his or her employment or service for any specified period of time. Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company, any Subsidiary and/or its affiliates. Subject to Sections 4 and 19, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Board without giving rise to any liability on the part of the Company, its Subsidiaries and/or its affiliates.

25.   Unfunded Plan

        The Plan is intended to be an unfunded plan. Participants are and shall at all times be general creditors of the Company with respect to their Awards. If the Administrator or the Company chooses to set aside funds in a trust or otherwise for the payment of Awards under the Plan, such funds shall at all times be subject to the claims of the creditors of the Company in the event of its bankruptcy or insolvency.

03 - Robert J. Routs For Withhold Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 019GQI 1 U PX + Annual Meeting Proxy / Voting Instruction Card . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + B Non-Voting Items A Proposals — The Board of Directors recommends a vote FOR all the nominees listed; FOR Proposals 2, 3, 4 and 5; and for 3 Years for Proposal 6. Change of Address — Please print new address below. 01 - Francis S.Y. Bong 02 - S. Malcolm Gillis 1. To elect Class III Directors: For Withhold For Withhold For Against Abstain 2. To ratify the appointment of the firm of Ernst & Young LLP as the Company’s auditors for fiscal year 2011. 4. To approve the performance goals under the Amended and Restated AECOM Technology Corporation 2006 Stock Incentive Plan. 6. To recommend, by non-binding vote, the frequency of stockholder advisory votes on the Company’s executive compensation. For Against Abstain 3. To approve the amendment and restatement of the Company’s Certificate of Incorporation to increase the number of authorized shares. 5. To approve, by non-binding vote, the Company’s executive compensation. IMPORTANT ANNUAL MEETING INFORMATION 3 Yrs 2 Yrs 1 Yr Abstain 1234 5678 9012 345 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 1 0 5 5 8 4 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE SACKPACK IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on March 3, 2011. Vote by Internet • Log on to the Internet and go to www.envisionreports.com/ACM • Follow the steps outlined on the secured Web site. Vote by telephone • Within U.S.A., U.S. territories & Canada, call toll free 1-800-652-VOTE (8683) on a touch tone telephone. There is NO CHARGE to you for the call. • Outside U.S.A., U.S. territories & Canada, call 1-781-575-2300 on a touch tone telephone. Standard rates will apply. • Follow the instructions provided by the recorded message.

ANNUAL MEETING OF STOCKHOLDERS – MARCH 3, 2011 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Richard Newman and Christina Ching, and each of them, as proxies for the undersigned with full power of substitution to act and vote, as directed, all shares of common stock of AECOM Technology Corporation held of record by the undersigned at the close of business on January 3, 2011, at the Annual Meeting of Stockholders to be held on March 3, 2011 at 9:00 A.M. (local time) at the Millennium Biltmore Hotel, 506 S. Grand Ave., Los Angeles, California 90071. This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned. If this proxy is properly executed and returned and no direction is made, this proxy will be voted for all of the nominees for director, for Proposals 2, 3, 4 and 5 and for a frequency of 3 years for Proposal 6. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any postponement or adjournment thereof. The undersigned hereby revokes all proxies previously given by the undersigned to vote at the Annual Meeting of Stockholders or any adjournment or postponement thereof. The undersigned may elect to withdraw this proxy at any time prior to its use by giving written notice to the Corporate Secretary, by executing and delivering to the Corporate Secretary a duly executed proxy bearing a later date or by appearing at the Annual Meeting and voting in person. You can view the Annual Report on Form 10K and Proxy Statement on the Internet at www.envisionreports.com/ACM Revocable Proxy — AECOM TECHNOLOGY CORPORATION IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 019IYF 1 U PX + Annual Meeting Proxy / Voting Instruction Card. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + B Non-Voting Items Change of Address — Please print new address below. IMPORTANT ANNUAL MEETING INFORMATION 03 - Robert J. Routs For Withhold A Proposals — The Board of Directors recommends a vote FOR all the nominees listed; FOR Proposals 2, 3, 4 and 5; and for 3 Years for Proposal 6. 01 - Francis S.Y. Bong 02 - S. Malcolm Gillis 1. To elect Class III Directors: For Withhold For Withhold For Against Abstain 2. To ratify the appointment of the firm of Ernst & Young LLP as the Company’s auditors for fiscal year 2011. 4. To approve the performance goals under the Amended and Restated AECOM Technology Corporation 2006 Stock Incentive Plan. 6. To recommend, by non-binding vote, the frequency of stockholder advisory votes on the Company’s executive compensation. For Against Abstain 3. To approve the amendment and restatement of the Company’s Certificate of Incorporation to increase the number of authorized shares. 5. To approve, by non-binding vote, the Company’s executive compensation. 3 Yrs 2 Yrs 1 Yr Abstain 1234 5678 9012 345 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext  1 0 5 5 8 4 3 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE SACKPACK IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 5:00 p.m., Central Time, on February 28, 2011. Vote by Internet • Log on to the Internet and go to www.envisionreports.com/ACM • Follow the steps outlined on the secured Web site. Vote by telephone • Within U.S.A., U.S. territories & Canada, call toll free 1-800-652-VOTE (8683) on a touch tone telephone. There is NO CHARGE to you for the call. • Outside U.S.A., U.S. territories & Canada, call 1-781-575-2300 on a touch tone telephone. Standard rates will apply. • Follow the instructions provided by the recorded message.

RETIREMENT & SAVINGS PLAN Voting Instructions The undersigned, revoking previous voting instructions relating to these shares, hereby instructs Merrill Lynch Wealth Management, Retirement & Benefit Plan Services to vote all of the shares of common stock of AECOM Technology Corporation allocated to the undersigned’s Plan account as specified on the reverse side of this voting instruction card at the Annual Meeting of Stockholders to be held on March 3, 2011 at 9:00 A.M. (local time) at the Millennium Biltmore Hotel, 506 S. Grand Ave., Los Angeles, California 90071, and at any adjournments or postponements thereof. IF YOU SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD BUT NO CHOICE IS SPECIFIED, IF YOU DO NOT RETURN THIS CARD OR IF YOU DO NOT OTHERWISE PROVIDE DIRECTIONS VIA THE TELEPHONE OR INTERNET BY FEBRUARY 28, 2011, THE SHARES ALLOCATED TO YOUR PLAN ACCOUNT WILL BE VOTED BY MERRILL LYNCH WEALTH MANAGEMENT, RETIREMENT & BENEFIT PLAN SERVICES IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. You can view the Annual Report on Form 10K and Proxy Statement on the Internet at www.envisionreports.com/ACM. Proxy — AECOM TECHNOLOGY CORPORATION IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 019IZE 1 U P X + Annual Meeting Proxy / Voting Instruction Card Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + B Non-Voting Items Change of Address — Please print new address below. IMPORTANT ANNUAL MEETING INFORMATION 03 - Robert J. Routs For Withhold A Proposals — The Board of Directors recommends a vote FOR all the nominees listed; FOR Proposals 2, 3, 4 and 5; and for 3 Years for Proposal 6. 01 - Francis S.Y. Bong 02 - S. Malcolm Gillis 1. To elect Class III Directors: For Withhold For Withhold For Against Abstain 2. To ratify the appointment of the firm of Ernst & Young LLP as the Company’s auditors for fiscal year 2011. 4. To approve the performance goals under the Amended and Restated AECOM Technology Corporation 2006 Stock Incentive Plan. 6. To recommend, by non-binding vote, the frequency of stockholder advisory votes on the Company’s executive compensation. For Against Abstain 3. To approve the amendment and restatement of the Company’s Certificate of Incorporation to increase the number of authorized shares. 5. To approve, by non-binding vote, the Company’s executive compensation. 3 Yrs 2 Yrs 1 Yr Abstain 1234 5678 9012 345 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 1 0 5 5 8 4 4 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT LINE SACKPACK IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 5:00 p.m., Central Time, on February 23, 2011. Vote by Internet • Log on to the Internet and go to www.envisionreports.com/ACM • Follow the steps outlined on the secured Web site. Vote by telephone • Within U.S.A., U.S. territories & Canada, call toll free 1-800-652-VOTE (8683) on a touch tone telephone. There is NO CHARGE to you for the call. • Outside U.S.A., U.S. territories & Canada, call 1-781-575-2300 on a touch tone telephone. Standard rates will apply. • Follow the instructions provided by the recorded message.

ANNUAL MEETING OF STOCKHOLDERS – MARCH 3, 2011 THIS PROXY IS SOLICITED ON BEHALF OF SUN LIFE FINANCIAL The undersigned hereby appoints Sun Life Financial as proxy for the undersigned with full power of substitution to act and vote, as directed, all vested shares of common stock of AECOM Technology Corporation allocated to the undersigned at the close of business on January 3, 2011, at the Annual Meeting of Stockholders to be held on March 3, 2011 at 9:00 A.M. (local time) at the Millennium Biltmore Hotel, 506 S. Grand Ave., Los Angeles, California 90071. This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned. If this proxy is properly executed and returned and no direction is made, Sun Life Financial will abstain from voting on your vested shares. The undersigned hereby revokes all proxies previously given by the undersigned to vote at the Annual Meeting of Stockholders or any adjournment or postponement thereof. You can view the Annual Report on Form 10K and Proxy Statement on the Internet at www.envisionreports.com/ACM. Proxy — AECOM TECHNOLOGY CORPORATION IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 019J0F 1 U P X + Annual Meeting Proxy / Voting Instruction Card Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + B Non-Voting Items Change of Address — Please print new address below. IMPORTANT ANNUAL MEETING INFORMATION 03 - Robert J. Routs For Withhold A Proposals — The Board of Directors recommends a vote FOR all the nominees listed; FOR Proposals 2, 3, 4 and 5; and for 3 Years for Proposal 6. 01 - Francis S.Y. Bong 02 - S. Malcolm Gillis 1. To elect Class III Directors: For Withhold For Withhold For Against Abstain 2. To ratify the appointment of the firm of Ernst & Young LLP as the Company’s auditors for fiscal year 2011. 4. To approve the performance goals under the Amended and Restated AECOM Technology Corporation 2006 Stock Incentive Plan. 6. To recommend, by non-binding vote, the frequency of stockholder advisory votes on the Company’s executive compensation. For Against Abstain 3. To approve the amendment and restatement of the Company’s Certificate of Incorporation to increase the number of authorized shares. 5. To approve, by non-binding vote, the Company’s executive compensation. 3 Yrs 2 Yrs 1 Yr Abstain 1234 5678 9012 345 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 1 0 5 5 8 4 5 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT LINE SACKPACK IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 5:00 p.m., Central Time, on February 23, 2011. Vote by Internet • Log on to the Internet and go to www.envisionreports.com/ACM • Follow the steps outlined on the secured Web site. Vote by telephone • Within U.S.A., U.S. territories & Canada, call toll free 1-800-652-VOTE (8683) on a touch tone telephone. There is NO CHARGE to you for the call. • Outside U.S.A., U.S. territories & Canada, call 1-781-575-2300 on a touch tone telephone. Standard rates will apply. • Follow the instructions provided by the recorded message.

ANNUAL MEETING OF STOCKHOLDERS – MARCH 3, 2011 THIS PROXY IS SOLICITED ON BEHALF OF EES TRUSTEES INTERNATIONAL LIMITED AS TRUSTEE OF THE GLOBAL STOCK PLANS The undersigned hereby appoints EES Trustees International Limited as proxy for the undersigned, with full power of substitution, to act and vote, as directed, all shares of common stock of AECOM Technology Corporation allocated to the undersigned’s Global Stock Plan account at the close of business on January 3, 2011, at the Annual Meeting of Stockholders to be held on March 3, 2011 at 9:00 A.M. (local time) at the Millennium Biltmore Hotel, 506 S. Grand Ave., Los Angeles, California 90071. This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned. If no direction is made, EES Trustees International Limited will abstain from voting on your shares. In its discretion, EES Trustees International Limited is authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any postponement or adjournment thereof. The undersigned hereby revokes all proxies previously given by the undersigned to vote at the Annual Meeting of Stockholders or any adjournment or postponement thereof. You can view the Annual Report on Form 10K and Proxy Statement on the Internet at www.envisionreports.com/ACM. Proxy — AECOM TECHNOLOGY CORPORATION IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 019GRH 1 U P X + PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Annual Meeting Proxy / Voting Instruction Card Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below B Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + IMPORTANT ANNUAL MEETING INFORMATION 03 - Robert J. Routs For Withhold A Proposals — The Board of Directors recommends a vote FOR all the nominees listed; FOR Proposals 2, 3, 4 and 5; and for 3 Years for Proposal 6. 01 - Francis S.Y. Bong 02 - S. Malcolm Gillis 1. To elect Class III Directors: For Withhold For Withhold For Against Abstain 2. To ratify the appointment of the firm of Ernst & Young LLP as the Company’s auditors for fiscal year 2011. 4. To approve the performance goals under the Amended and Restated AECOM Technology Corporation 2006 Stock Incentive Plan. 6. To recommend, by non-binding vote, the frequency of stockholder advisory votes on the Company’s executive compensation. For Against Abstain 3. To approve the amendment and restatement of the Company’s Certificate of Incorporation to increase the number of authorized shares. 5. To approve, by non-binding vote, the Company’s executive compensation. 3 Yrs 2 Yrs 1 Yr Abstain 1 0 5 5 8 4 2

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ANNUAL MEETING OF STOCKHOLDERS – MARCH 3, 2011 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Richard Newman and Christina Ching, and each of them, as proxies for the undersigned with full power of substitution to act and vote, as directed, all shares of common stock of AECOM Technology Corporation held of record by the undersigned at the close of business on January 3, 2011, at the Annual Meeting of Stockholders to be held on March 3, 2011 at 9:00 A.M. (local time) at the Millennium Biltmore Hotel, 506 S. Grand Ave., Los Angeles, California 90071. This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned. If this proxy is properly executed and returned and no direction is made, this proxy will be voted for all of the nominees for director, for Proposals 2, 3, 4 and 5 and for a frequency of 3 years for Proposal 6. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any postponement or adjournment thereof. The undersigned hereby revokes all proxies previously given by the undersigned to vote at the Annual Meeting of Stockholders or any adjournment or postponement thereof. The undersigned may elect to withdraw this proxy at any time prior to its use by giving written notice to the Corporate Secretary, by executing and delivering to the Corporate Secretary a duly executed proxy bearing a later date or by appearing at the Annual Meeting and voting in person. You can view the Annual Report on Form 10K and Proxy Statement on the Internet at www.edocumentview.com/ACM Revocable Proxy — AECOM TECHNOLOGY CORPORATION

www.envisionreports.com/ACM Step 1: Go to www.envisionreports.com/ACM to view the materials. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. IMPORTANT ANNUAL MEETING INFORMATION Stockholder Meeting Notice 019N8D + + Important Notice Regarding the Availability of Proxy Materials for the AECOM Technology Corporation Stockholder Meeting to be Held on March 3, 2011 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before February 21, 2011 to facilitate timely delivery C 1234567890 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT LINE SACKPACK 1234 5678 9012 345 C O Y

Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Paper delivery requests can be submitted via the telephone, Internet or e-mail options below. E-mail copies: E-mail delivery requests must be submitted via the Internet following the instructions below. If you request an e-mail copy of current materials, you will receive an e-mail with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. Internet – Go to www.envisionreports.com/ACM. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or e-mail copy of the current meeting materials and submit your preference for e-mail or paper delivery of future meeting materials. Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. E-mail – Send e-mail to investorvote@computershare.com with “Proxy Materials AECOM Technology Corporation” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the e-mail that you want a paper copy of current meeting materials. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by February 21, 2011. Stockholder Meeting Notice AECOM Technology Corporation’s Annual Meeting of Stockholders will be held on March 3, 2011 at the Millennium Biltmore Hotel, 506 S. Grand Ave., Los Angeles, California 90071, at 9:00 A.M. (local time). Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all the nominees listed; FOR Proposals 2, 3, 4 and 5; and for 3 Years for Proposal 6. 1. To elect Class III Directors: 01 - Francis S.Y. Bong 02 - S. Malcolm Gillis 03 - Robert J. Routs 2. To ratify the appointment of the firm of Ernst & Young LLP as the Company’s auditors for fiscal year 2011. 3. To approve the amendment and restatement of the Company’s Certificate of Incorporation to increase the number of authorized shares. 4. To approve the performance goals under the Amended and Restated AECOM Technology Corporation 2006 Stock Incentive Plan. 5. To approve, by non-binding vote, the Company’s executive compensation. 6. To recommend, by non-binding vote, the frequency of stockholder advisory votes on the Company’s executive compensation. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. 019N8D